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P R O S P E C T U S

TheRoyceFund

VALUE INVESTING IN SMALL COMPANIES FOR MORE THAN 25 YEARS

Pennsylvania Mutual Fund

Royce Micro-Cap Fund

Royce Total Return Fund

Royce Low-Priced Stock Fund

Royce Opportunity Fund

Royce Premier Fund

Royce Trust & GiftShares Fund

Royce Select Fund

Investment Class Shares

P R O S P E C T U S

May 1, 2001

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities, or determined that the information in this prospectus is accurate or complete. It is a crime to represent otherwise.

P R O S P E C T U S

OVERVIEW

     At Royce & Associates, Inc. (“Royce”), the Funds’ investment adviser, we invest in small- and micro-cap stocks that are trading significantly below our assessment of their current worth. We base our assessment on either what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market. This analysis takes a number of factors into consideration, including the company’s future growth prospects and current financial condition. We select securities using a risk-averse value approach, with the expectation that their market prices should increase toward our estimate of their current worth, resulting in capital appreciation for Fund investors.

     Our Funds’ ability to achieve their goals will depend largely on our skill in selecting their portfolio companies using our risk-averse value approach. It will also rest on the degree to which the markets eventually recognize our assessment of the current worth of these companies.

– Chuck Royce

     This Prospectus relates only to the Investment Class of shares of the above Funds, which are offered by The Royce Funds without sales charges or commissions. Shares of other Fund classes are generally offered only through certain broker-dealers or retirement plans.

     The information on pages 2-17 about each Fund’s investment goals and principal strategies and about the primary risks for a Fund’s investors is based on, and should be read in conjunction with, the information on pages 18-19 of this Prospectus. This section includes information about the investment and risk characteristics of small- and micro-cap companies, the market for their securities and Royce’s risk-averse value approach to investing.

     The performance information presented in this Prospectus is current to December 31, 2000. For more recent information, please visit our website at www.roycefunds.com or contact The Royce Fund through any of the methods listed on the back cover of this Prospectus.

     The Funds included in this Prospectus may be a suitable investment as part of your overall investment plan if you want to include a fund (or funds) that focuses on small- and/or micro-cap companies.

THE ROYCE FUND PROSPECTUS  |  1

PENNSYLVANIA MUTUAL FUND

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

Pennsylvania Mutual Fund’s investment goal is long-term growth of capital. Royce invests the Fund’s assets primarily in a broadly diversified portfolio of equity securities issued by both small- and micro-cap companies that it believes are trading significantly below its estimate of their current worth. In the upper end of the small-cap market (companies with stock market capitalizations from $400 million to $2 billion), the Fund generally invests in securities of companies that Royce believes have excellent business strengths, high internal rates of return and low leverage. In the micro-cap sector (market capitalizations less than $400 million), the Fund invests in securities selected by Royce from a universe of more than 6,600 micro-cap companies that it believes are trading significantly below its estimate of their current worth.

     Normally, the Fund will invest at least 65% of its assets in the common stocks and convertible securities of such small- and micro-cap companies. Royce expects the Fund’s portfolio to have a median market cap of less than $1 billion.

PORTFOLIO DIAGNOSTICS (12/31/00)
Number of Securities	212

Median Market Capitalization	$471 Million

PRIMARY RISKS FOR FUND INVESTORS

As with any mutual fund that invests in common stocks, Pennsylvania Mutual Fund is subject to market risk — the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.

     The prices of small- and micro-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.

     Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following information provides some indication of the past rewards and risks of investing in the Fund by showing its performance from year to year over the last 10 years, and by showing how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. Past performance does not indicate how the Fund will perform in the future.

ANNUALIZED RETURNS – in Percentages (%)
	1 Year	3 Year	5 Year	10 Year	20 Year

PMF	18.35	9.31	12.99	13.97	13.78

Russell 2000	-3.02	4.65	10.32	15.53	11.94
During the period shown in the bar chart, the highest return for a calendar quarter was 20.24% (quarter ended 3/31/91) and the lowest return for a calendar quarter was -14.92% (quarter ended 9/30/98).

2  |  THE ROYCE FUND PROSPECTUS

TICKER: PENNX

FEES AND EXPENSES OF THE FUND

The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Early redemption fee
On purchases held for six months or more	None

On purchases held for less than six months	1.00%

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	0.79%

Distribution (12b-1) fees	None

Other expenses	0.24%

Total Annual Fund Operating Expenses	1.03%

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$105	$328	$569	$1,259

FINANCIAL HIGHLIGHTS INFORMATION

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years and reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned each year on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2000 Annual Report to Shareholders, which is available upon request.

Year Ended December 31,	2000	1999	1998	1997	1996

Net Asset Value, Beginning of Period	$7.28	$7.35	$7.82	$7.11	$7.71

Investment Operations
Net investment income	0.05	0.04	0.05	0.07	0.11

Net realized and unrealized gain on investments	1.19	0.38	0.24	1.70	0.84

Total from investment operations	1.24	0.42	0.29	1.77	0.95

Distributions
Distributions from net investment income	(0.01)	(0.04)	(0.05)	(0.06)	(0.11)

Distributions from net realized gain on investments	(1.63)	(0.45)	(0.71)	(1.00)	(1.44)

Total distributions	(1.64)	(0.49)	(0.76)	(1.06)	(1.55)

Net Asset Value, End of Period	$6.88	$7.28	$7.35	$7.82	$7.11

Total Return	18.4%	6.0%	4.2%	25.0%	12.8%

Ratios/Supplemental Data
Net assets, end of period (millions)	$369	$371	$467	$508	$457

Ratio of expenses to average net assets	1.03%	1.04%	1.01%	1.05%	0.99%*

Ratio of net investment income to average net assets	0.63%	0.49%	0.62%	0.88%	1.05%

Portfolio turnover rate	45%	21%	29%	18%	29%

*For 1996, this ratio would have been 1.03% before fee waivers by Royce.

THE ROYCE FUND PROSPECTUS  |  3

ROYCE MICRO-CAP FUND

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

Royce Micro Cap Fund’s investment goal is long-term growth of capital. Royce invests the Fund’s assets primarily in a broadly diversified portfolio of equity securities issued by micro-cap companies, those with stock market capitalizations less than $400 million. Royce selects these securities from a universe of more than 6,600 micro-cap companies, generally focusing on those that it believes are trading considerably below its estimate of their current worth. W. Whitney George, Senior Portfolio Manager of Royce, manages the Fund.

     Normally, the Fund will invest at least 80% of its assets in the common stocks and convertible securities of small-cap (companies with stock market capitalizations less than $2 billion) and micro-cap companies. At least 65% of its assets will be in micro-cap securities at the time of investment. Royce expects the Fund’s portfolio to have a median market cap of less than $300 million.

PORTFOLIO DIAGNOSTICS (12/31/00)
Number of Securities	150

Median Market Capitalization	$216 Million

PRIMARY RISKS FOR FUND INVESTORS

As with any mutual fund that invests in common stocks, Royce Micro-Cap Fund is subject to market risk — the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.

     The prices of micro-cap securities are generally even more volatile and their markets are even less liquid relative to both small-cap and large-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in small- or larger-cap companies or other asset classes.

     Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following information provides some indication of the past rewards and risks of investing in the Fund by showing its performance from year to year since its inception, and by showing how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. Past performance does not indicate how the Fund will perform in the future.

ANNUALIZED RETURNS – in Percentages (%)
	1 Year	3 Year	5 Year	From Inception 12/31/91

RMC	16.73	8.64	13.06	15.44

Russell 2000	-3.02	4.65	10.32	12.56
During the period shown in the bar chart, the highest return for a calendar quarter was 22.59% (quarter ended 6/30/99) and the lowest return for a calendar quarter was -20.70% (quarter ended 9/30/98).

4  |  THE ROYCE FUND PROSPECTUS

TICKER: RYOTX

FEES AND EXPENSES OF THE FUND

The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Early redemption fee
On purchases held for six months or more	None

On purchases held for less than six months	1.00%

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	1.50%

Distribution (12b-1) fees	None

Other expenses	0.32%

Total Annual Fund Operating Expenses	1.82%

Fee Waiver	(0.33)%

Net Annual Fund Operating Expenses	1.49%

Royce has contractually agreed to waive its fees to the extent necessary to maintain the Fund’s Net Annual Operating Expense ratio at or below 1.49% through December 31, 2001.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of fee waiver in year 1) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$152	$540	$954	$2,110

FINANCIAL HIGHLIGHTS INFORMATION

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years and reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned each year on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2000 Annual Report to Shareholders, which is available upon request.

Year Ended December 31,	2000	1999	1998	1997	1996

Net Asset Value, Beginning of Period	$9.50	$8.55	$9.40	$8.14	$7.53

Investment Operations
Net investment income (loss)	(0.02)	(0.08)	(0.05)	0.00	(0.01)

Net realized and unrealized gain (loss) on investments	1.58	1.24	(0.29)	2.01	1.17

Total from investment operations	1.56	1.16	(0.34)	2.01	1.16

Distributions
Distributions from net investment income	(0.00)	(0.00)	(0.01)	(0.00)	(0.00)

Distributions from net realized gain on investments	(1.28)	(0.21)	(0.50)	(0.75)	(0.55)

Total distributions	(1.28)	(0.21)	(0.51)	(0.75)	(0.55)

Net Asset Value, End of Period	$9.78	$9.50	$8.55	$9.40	$8.14

Total Return	16.7%	13.7%	(3.3)%	24.7%	15.5%

Ratios/Supplemental Data
Net assets, end of period (millions)	$140	$112	$165	$200	$141

Ratio of expenses to average net assets*	1.49%	1.49%	1.49%	1.49%	1.79%

Ratio of net investment income (loss) to average net assets	(0.22)%	(0.72)%	(0.57)%	0.04%	(0.20)%

Portfolio turnover rate	71%	24%	56%	38%	70%

*For 2000, 1999, 1998, 1997 and 1996, these ratios would have been 1.82%, 1.86%, 1.81%, 1.80% and 1.87%, respectively, before fee waivers by Royce.

THE ROYCE FUND PROSPECTUS  |  5

ROYCE TOTAL RETURN FUND

INVESTMENT GOALS AND PRINCIPAL STRATEGIES

The investment goals of Royce Total Return Fund are both long-term growth of capital and current income. Royce invests the Fund’s assets primarily in a diversified portfolio of dividend-paying securities issued by small- and micro-cap companies.

     Normally, the Fund will invest at least 65% of its assets in common stocks and convertible securities. At least 90% of these securities will produce dividend or interest income to the Fund, and at least 65% will be issued by companies with stock market capitalizations of less than $2 billion at the time of investment. Of the more than 8,000 small- and micro-cap companies, more than 2,000 currently pay dividends. Investing in such securities may tend to stabilize the volatility inherent in the prices of small-cap securities. Royce expects the Fund’s portfolio to have a median market cap of $1 billion or less. It may also invest up to 35% of the Fund’s assets in non-convertible debt securities.

PORTFOLIO DIAGNOSTICS (12/31/00)
Number of Securities	202

Median Market Capitalization	$504 Million

PRIMARY RISKS FOR FUND INVESTORS

As with any mutual fund that invests in common stocks, Royce Total Return Fund is subject to market risk — the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.

     The prices of small- and micro-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.

     Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following information provides some indication of the past rewards and risks of investing in the Fund by showing its performance from year to year since its inception, and by showing how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. Past performance does not indicate how the Fund will perform in the future.

ANNUALIZED RETURNS – in Percentages (%)
	1 Year	3 Year	5 Year	From Inception 12/15/93

RTR	19.43	8.30	14.54	14.70

Russell 2000	-3.02	4.65	10.32	11.34
During the period shown in the bar chart, the highest return for a calendar quarter was 12.33% (quarter ended 6/30/99) and the lowest return for a calendar quarter was -10.53% (quarter ended 9/30/98).

6  |  THE ROYCE FUND PROSPECTUS

TICKER: RYTRX

FEES AND EXPENSES OF THE FUND

The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Early redemption fee
On purchases held for six months or more	None

On purchases held for less than six months	1.00%

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	1.00%

Distribution (12b-1) fees	None

Other expenses	0.28%

Total Annual Fund Operating Expenses	1.28%

Fee Waiver	(0.03)%

Net Annual Fund Operating Expenses	1.25%

*Royce has contractually agreed to waive its fees to the extent necessary to maintain the Fund’s Net Annual Operating Expense ratio at or below 1.25% through December 31, 2001.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of fee waiver in year 1) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$127	$403	$699	$1,543

FINANCIAL HIGHLIGHTS INFORMATION

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years and reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned each year on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2000 Annual Report to Shareholders, which is available upon request.

Year Ended on December 31,	2000	1999	1998	1997	1996

Net Asset Value, Beginning of Period	$7.15	$7.56	$7.52	$6.29	$5.76

Investment Operations
Net investment income	0.16	0.17	0.15	0.11	0.14

Net realized and unrealized gain (loss) on investments	1.18	(0.07)	0.20	1.38	1.28

Total from investment operations	1.34	0.10	0.35	1.49	1.42

Distributions
Distributions from net investment income	(0.15)	(0.16)	(0.15)	(0.11)	(0.16)

Distributions from net realized gain on investments	(0.57)	(0.35)	(0.16)	(0.15)	(0.73)

Total distributions	(0.72)	(0.51)	(0.31)	(0.26)	(0.89)

Net Asset Value, End of Period	$7.77	$7.15	$7.56	$7.52	$6.29

Total Return	19.4%	1.6%	4.8%	23.7%	25.5%

Ratios/Supplemental Data
Net assets, end of period (millions)	$282	$248	$245	$120	$6

Ratio of expenses to average net assets*	1.25%	1.25%	1.25%	1.25%	1.25%

Ratio of net investment income to average net assets	2.08%	2.32%	2.75%	3.15%	2.50%

Portfolio turnover rate	24%	39%	66%	26%	111%

*For 2000, 1999, 1998, 1997 and 1996, these ratios would have been 1.28%, 1.31%, 1.35%, 1.67% and 2.23%, respectively, before fee waivers by Royce.

THE ROYCE FUND PROSPECTUS  |  7

ROYCE LOW-PRICED STOCK FUND

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

Royce Low-Priced Stock Fund’s investment goal is long-term growth of capital. Royce invests the Fund’s assets primarily in equity securities of small- and micro-cap companies trading for less than $20 per share. Institutional investors generally do not make such securities an area of their focus, and they receive only limited broker research coverage. These conditions create opportunities to find securities trading significantly below Royce’s estimate of their current worth. W. Whitney George, Senior Portfolio Manager of Royce, manages the Fund.

     Normally, the Fund will invest at least 65% of its assets in the common stocks and convertible securities of companies whose shares trade for less than $20 at the time of investment. At least 65% of these securities will be issued by small- and micro-cap companies with market capitalizations of less than $2 billion. Royce expects the Fund’s portfolio to have a median market cap of less than $1 billion.

PORTFOLIO DIAGNOSTICS (12/31/00)
Number of Securities	100

Median Market Capitalization	$383 Million

PRIMARY RISKS FOR FUND INVESTORS

As with any mutual fund that invests in common stocks, Royce Low-Priced Stock Fund is subject to market risk — the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.

     The prices of low-priced and small- and micro-cap securities are generally even more volatile and their markets are even less liquid than for securities with higher share prices or securities of larger-cap companies. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in higher-priced small-caps, larger-cap companies or other asset classes. Some issuers of low-priced securities may be financially distressed or involved in bankruptcy, liquidation, reorganization or recapitalization proceedings. Specifically because of their lower prices relative to other companies, low-priced stocks may be subject to even more abrupt or erratic market movements.

     Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following information provides some indication of the past rewards and risks of investing in the Fund by showing its performance from year to year since its inception, and by showing how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. Past performance does not indicate how the Fund will perform in the future.

ANNUALIZED RETURNS – in Percentages (%)
	1 Year	3 Year	5 Year	From Inception 12/15/93

RLP	23.95	18.09	19.29	17.16

Russell 2000	-3.02	4.65	10.32	11.34
During the period shown in the bar chart, the highest return for a calendar quarter was 26.59% (quarter ended 6/30/99) and the lowest return for a quarter was -21.50% (quarter ended 9/30/98).

8  |  THE ROYCE FUND PROSPECTUS

TICKER: RYLPX

FEES AND EXPENSES OF THE FUND

The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Early redemption fee
On purchases held for six months or more	None

On purchases held for less than six months	1.00%

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	1.50%

Distribution (12b-1) fees	0.25%

Other expenses	0.33%

Total Annual Fund Operating Expenses	2.08%

Fee Waiver	(0.59)%

Net Annual Fund Operating Expenses	1.49%

Royce has contractually agreed to waive its fees to the extent necessary to maintain the Fund’s Net Annual Operating Expense ratio at or below 1.49% through December 31, 2001.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of fee waiver in year 1) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$152	$595	$1,064	$2,364

FINANCIAL HIGHLIGHTS INFORMATION

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years and reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned each year on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2000 Annual Report to Shareholders, which is available upon request.

Year Ended on December 31,	2000	1999	1998	1997	1996

Net Asset Value, Beginning of Period	$8.16	$6.95	$6.82	$6.30	$5.62

Investment Operations
Net investment income (loss)	0.00	(0.03)	(0.01)	(0.03)	(0.03)

Net realized and unrealized gain on investments	1.93	2.03	0.17	1.26	1.31

Total from investment operations	1.93	2.00	0.16	1.23	1.28

Distributions
Distributions from net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Distributions from net realized gain on investments	(0.74)	(0.79)	(0.03)	(0.71)	(0.60)

Total distributions	(0.74)	(0.79)	(0.03)	(0.71)	(0.60)

Net Asset Value, End of Period	$9.35	$8.16	$6.95	$6.82	$6.30

Total Return	24.0%	29.8%	2.4%	19.5%	22.8%

Ratios/Supplemental Data
Net assets, end of period (millions)	$131	$25	$21	$18	$16

Ratio of expenses to average net assets*	1.49%	1.49%	1.49%	1.49%	1.88%

Ratio of net investment income (loss) to average net assets	0.04%	(0.49)%	(0.11)%	(0.47)%	(0.67)%

Portfolio turnover rate	56%	103%	111%	99%	137%

*For 2000, 1999, 1998, 1997 and 1996, these ratios would have been 2.08%, 2.28%, 2.31%, 2.38% and 2.59%, respectively, before fee waivers by Royce.

THE ROYCE FUND PROSPECTUS  | 9

ROYCE OPPORTUNITY FUND

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

Royce Opportunity Fund’s investment goal is long-term growth of capital. Royce invests the Fund’s assets primarily in a diversified portfolio of equity securities issued by small- and micro-cap companies in an attempt to take advantage of what it believes are opportunistic situations for undervalued securities. Boniface A. Zaino, Senior Portfolio Manager of Royce, manages the Fund.

     Such opportunistic situations may include turnarounds, emerging growth companies with interrupted earnings patterns, companies with unrecognized asset values or undervalued growth companies. Although the Fund normally focuses on the securities of companies with market capitalizations less than $2 billion, it may, in certain market environments, invest an equal or greater percentage of its assets in securities of larger-cap companies.

     Normally, the Fund will invest at least 65% of its assets in common stocks and convertible securities.

PORTFOLIO DIAGNOSTICS (12/31/00)
Number of Securities	236

Median Market Capitalization	$264 Million

PRIMARY RISKS FOR FUND INVESTORS

As with any mutual fund that invests in common stocks, Royce Opportunity Fund is subject to market risk — the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.

     The prices of small- and micro-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.

     Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following information provides some indication of the past rewards and risks of investing in the Fund by showing its performance from year to year since its inception and by showing how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. Past performance does not indicate how the Fund will perform in the future.

ANNUALIZED RETURNS – in Percentages (%)
	1 Year	3 Year	From Inception 11/19/96

ROF	19.85	18.50	19.95

Russell 2000	-3.02	4.65	9.79
During the period shown in the bar chart, the highest return for a calendar quarter was 31.19% (quarter ended 6/30/99) and the lowest return for a calendar quarter was -20.09% (quarter ended 9/30/98).

10  |  THE ROYCE FUND PROSPECTUS

TICKER: RYPNX

FEES AND EXPENSES OF THE FUND

The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Early redemption fee
On purchases held for six months or more	None

On purchases held for less than six months	1.00%

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	1.00%

Distribution (12b-1) fees	None

Other expenses	0.24%

Total Annual Fund Operating Expenses	1.24%

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$126	$393	$681	$1,500

FINANCIAL HIGHLIGHTS INFORMATION

The financial highlights table is intended to help you understand the Fund’s financial performance since inception and reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned each year on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2000 Annual Report to Shareholders, which is available upon request.

Year Ended on December 31,	2000	1999	1998	1997	1996*

Net Asset Value, Beginning of Period	$7.19	$6.02	$5.92	$5.26	$5.00

Investment Operations
Net investment income (loss)	0.00	(0.00)	(0.01)	0.07	0.00

Net realized and unrealized gain on investments	1.40	1.91	0.29	1.03	0.26

Total from investment operations	1.40	1.91	0.28	1.10	0.26

Distributions
Distributions from net investment income	(0.00)	(0.00)	(0.00)	(0.08)	(0.00)

Distributions from net realized gain on investments	(0.81)	(0.74)	(0.18)	(0.36)	(0.00)

Total distributions	(0.81)	(0.74)	(0.18)	(0.44)	(0.00)

Net Asset Value, End of Period	$7.78	$7.19	$6.02	$5.92	$5.26

Total Return	19.9%	32.3%	4.9%	20.8%	5.2	%†

Ratios/Supplemental Data
Net assets, end of period (millions)	$299	$60	$34	$22	$18

Ratio of expenses to average net assets**	1.24%	1.46%	1.25%	0.99%	0.97	%††

Ratio of net investment income (loss) to average net assets	0.00%	(0.07)%	(0.16)%	1.23%	0.83	%††

Portfolio turnover rate	56%	122%	120%	77%	1	%†

*   The Fund commenced operations on November 19, 1996.
**  For 1998, 1997 and 1996, these ratios would have been 1.54%, 1.56% and 1.97%, respectively, before fee waivers by Royce.
 †   Not Annualized.
†† Annualized.

THE ROYCE FUND PROSPECTUS  |  11

ROYCE PREMIER FUND

INVESTMENT GOALS AND PRINCIPAL STRATEGIES

Royce Premier Fund’s primary investment goal is long-term growth of capital and its secondary goal is current income. Royce invests the Fund’s assets primarily in a limited number of equity securities issued by small companies with stock market capitalizations between $400 million and $2 billion. Royce generally looks to invest in companies that it considers “premier” — those that have excellent business strengths and/or prospects for growth, high internal rates of return and low leverage, and that are trading significantly below its estimate of their current worth.

     Normally, the Fund will invest at least 80% of its assets in the common stocks and convertible securities of such premier companies. At least 65% of these securities will be issued by companies with stock market capitalizations of less than $2 billion at the time of investment and/or will produce income for the Fund. Royce expects the Fund’s portfolio to have a median market cap of $1.5 billion or less.

PORTFOLIO DIAGNOSTICS (12/31/00)
Number of Securities	50

Median Market Capitalization	$1.0 Billion

PRIMARY RISKS FOR FUND INVESTORS

As with any mutual fund that invests in common stocks, Royce Premier Fund is subject to market risk — the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.

     The prices of small-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. The Fund’s limited number of portfolio securities may also involve more risk to investors than a more broadly diversified portfolio of small-cap securities because it may be more susceptible to any single corporate, economic, political, regulatory or market event.

     Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following information provides some indication of the past rewards and risks of investing in the Fund by showing its performance from year to year since its inception, and by showing how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. Past performance does not indicate how the Fund will perform in the future.

ANNUALIZED RETURNS – in Percentages (%)
	1 Year	3 Year	5 Year	From Inception 12/31/91

RPR	17.12	11.70	14.28	14.05

Russell 2000	-3.02	4.65	10.32	12.56
During the period shown in the bar chart, the highest return for a calendar quarter was 21.04% (quarter ended 6/30/99) and the lowest return for a calendar quarter was -14.51% (quarter ended 9/30/98).

12  |  THE ROYCE FUND PROSPECTUS

TICKER: RYPRX

FEES AND EXPENSES OF THE FUND

The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Early redemption fee
On purchases held for six months or more	None

On purchases held for less than six months	1.00%

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	1.00%

Distribution (12b-1) fees	None

Other expenses	0.20%

Total Annual Fund Operating Expenses	1.20%

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$122	$381	$660	$1,455

FINANCIAL HIGHLIGHTS INFORMATION

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years and reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned each year on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2000 Annual Report to Shareholders, which is available upon request.

Year Ended on December 31,	2000	1999	1998	1997	1996

Net Asset Value, Beginning of Period	$9.56	$9.14	$8.70	$7.81	$7.12

Investment Operations
Net investment income	0.03	0.01	0.05	0.09	0.10

Net realized and unrealized gain on investments	1.54	1.00	0.53	1.35	1.18

Total from investment operations	1.57	1.01	0.58	1.44	1.28

Distributions
Distributions from net investment income	(0.03)	(0.01)	(0.05)	(0.09)	(0.10)

Distributions from net realized gain on investments	(1.27)	(0.58)	(0.09)	(0.46)	(0.49)

Total distributions	(1.30)	(0.59)	(0.14)	(0.55)	(0.59)

Net Asset Value, End of Period	$9.83	$9.56	$9.14	$8.70	$7.81

Total Return	17.1%	11.5%	6.7%	18.4%	18.1%

Ratios/Supplemental Data
Net assets, end of period (millions)	$676	$568	$569	$533	$317

Ratio of expenses to average net assets	1.20%	1.23%	1.23%	1.24%	1.25%*

Ratio of net investment income to average net assets	0.34%	0.11%	0.55%	1.20%	1.25%

Portfolio turnover rate	40%	48%	46%	18%	34%

*For 1996, this ratio would have been 1.28% before fee waivers by Royce.

THE ROYCE FUND PROSPECTUS  |  13

ROYCE TRUST & GIFTSHARES FUND

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The investment goal of Royce Trust & GiftShares Fund, a special-purpose fund, is long-term growth of capital. Royce invests the Fund’s assets primarily in a limited number of equity securities issued by small- and micro-cap companies. Royce selects these securities from a universe of more than 8,000 companies, generally focusing on companies that it believes are trading significantly below its estimate of their current worth.

     The Fund is designed to enable investors to make long-term gifts that may qualify for the Federal annual gift tax exclusion and that may also be used to help pay for the beneficiary’s college and other post-secondary education.

     Normally, the Fund will invest at least 65% of its assets in common stocks and convertible securities. At least 75% of these securities will be issued by small-cap companies (those less than $2 billion in market capitalization). Royce expects the Fund’s portfolio to have a median market cap of $1 billion or less.

PORTFOLIO DIAGNOSTICS (12/31/00)
Number of Securities	50

Median Market Capitalization	$550 Million

PRIMARY RISKS FOR FUND INVESTORS

As with any mutual fund that invests in common stocks, Royce Trust & GiftShares Fund is subject to market risk — the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of an investment in the Fund will fluctuate with the market, and a Fund trust account could lose money over short or long periods of time.

     The prices of small- and micro-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. The Fund’s limited portfolio may also involve more risk to investors than a more broadly diversified portfolio of small- and micro-cap securities because it may be more susceptible to any single corporate, economic, political, regulatory or market event.

     Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following information provides some indication of the past rewards and risks of investing in the Fund by showing its performance from year to year since its inception, and by showing how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. Past performance does not indicate how the Fund will perform in the future.

ANNUALIZED RETURNS – in Percentages (%)
	1 Year	3 Year	5 Year	From Inception 12/27/95

RTG	11.74	23.69	24.53	24.49

Russell 2000	-3.02	4.65	10.32	10.42
During the period shown in the bar chart, the highest return for a calendar quarter was 33.70% (quarter ended 6/30/99) and the lowest return for a calendar quarter was -17.77% (quarter ended 9/30/98).

14  |  THE ROYCE FUND PROSPECTUS

TICKER: RGFAX

FEES AND EXPENSES OF THE FUND

The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Redemption fee	None

Annual Trustee’s Fee	$50

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	1.00%

Distribution (12b-1) fees	0.25%

Other expenses	0.53%

Total Annual Fund Operating Expenses	1.78%

Fee Waiver	(0.29)%

Net Annual Fund Operating Expenses	1.49%

*Royce has contractually agreed to waive its fees to the extent necessary to maintain the Fund’s Net Annual Operating Expense ratio at or below 1.49% through December 31, 2001.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of fee waiver in year 1) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$152	$532	$937	$2,071

Exclusive of $50 annual trustee’s fee per trust account. For trust accounts opened prior to or during 2001, Royce will pay that portion of the currently effective annual trustee’s fee in excess of $50 per account and the trustee’s fees for establishing and terminating the trusts.

FINANCIAL HIGHLIGHTS INFORMATION

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years and reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned each year on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2000 Annual Report to Shareholders, which is available upon request.

Period Ended on December 31,	2000	1999	1998	1997	1996

Net Asset Value, Beginning of Period	$10.10	$8.24	$6.91	$5.83	$5.01

Investment Operations
Net investment income (loss)	(0.05)	(0.04)	(0.02)	(0.01)	(0.00)

Net realized and unrealized gain on investments	1.19	3.35	1.37	1.52	1.27

Total from investment operations	1.14	3.31	1.35	1.51	1.27

Distributions
Distributions from net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Distributions from net realized gain on investments	(1.25)	(1.45)	(0.02)	(0.43)	(0.45)

Total distributions	(1.25)	(1.45)	(0.02)	(0.43)	(0.45)

Net Asset Value, End of Period	$9.99	$10.10	$8.24	$6.91	$5.83

Total Return	11.7%	41.8%	19.5%	26.0%	25.6%

Ratios/Supplemental Data
Net assets, end of period (millions)	$19	$15	$8	$4	$1

Ratio of expenses to average net assets*	1.49%	1.49%	1.49%	1.49%	1.49%

Ratio of net investment income (loss) to average net assets	(0.59)%	(0.60)%	(0.35)%	(0.32)%	(0.05)%

Portfolio turnover rate	90%	152%	153%	64%	93%

*For 2000, 1999, 1998, 1997 and 1996, these ratios would have been 1.78%, 2.12%, 2.45%, 3.82% and 6.53%, respectively, before fee waivers and expense reimbursements by Royce.

THE ROYCE FUND PROSPECTUS  |  15

ROYCE SELECT FUND

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The investment goal of Royce Select Fund, a fund designed for “qualified clients,” is long-term growth of capital. Royce invests the Fund’s assets primarily in a limited number of equity securities issued by small- and micro-cap companies. Royce selects these securities from a universe of more than 8,000 companies, generally focusing on those that it believes are trading significantly below its estimate of their current worth. In its selection process, Royce puts primary emphasis on balance sheet quality, cash flows and various internal returns indicative of profitability, and the relationships that these factors have to the price of a given security.

     Normally, the Fund will invest at least 80% of its assets in common stocks and convertible securities of small-cap (less than $2 billion in market capitalization) and micro-cap (less than $400 million in market capitalization) companies. Royce expects the Fund’s portfolio to have a median market cap of less than $1 billion.

     The only ordinary operating expense of the Fund will be a performance fee paid to Royce equal to 12.5% of the Fund’s pre-fee total return. Only persons who are qualified clients (within the meaning of the Securities and Exchange Commission rule permitting such a performance fee) may invest in the Fund.

PORTFOLIO DIAGNOSTICS (12/31/00)
Number of Securities	47

Median Market Capitalization	$521 Million

PRIMARY RISKS FOR FUND INVESTORS

As with any mutual fund that invests in common stocks, Royce Select Fund is subject to market risk — the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of an investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.

     The prices of small- and micro-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. The Fund’s limited portfolio may also involve more risk to investors than a more broadly diversified portfolio of small- and micro-cap securities because it may be more susceptible to any single corporate, economic, political, regulatory or market event.

     Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following information provides some indication of the past rewards and risks of investing in the Fund by showing its performance from inception, and by showing how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. Past performance does not indicate how the Fund will perform in the future.

ANNUALIZED RETURNS – in Percentages (%)
	1 Year	From Inception 11/18/98

RSF	14.97	27.69

Russell 2000	-3.02	11.81
During the period shown in the bar chart, the highest return for a calendar quarter was 27.67% (quarter ended 6/30/99) and the lowest return for a calendar quarter was -4.17% (quarter ended 3/31/99).

16  |  THE ROYCE FUND PROSPECTUS

TICKER: RYSFX

FEES AND EXPENSES OF THE FUND

The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Early redemption fee
On purchases held for three years or more	None

On purchases held for less than three years	2.00%

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Performance fees*	2.48%

Distribution (12b-1) fees	None

Other expenses	None

Total Annual Fund Operating Expenses*	2.48%

*Based on 12.5% of the Fund’s pre-fee high watermark return of 19.8% in 2000. Actual performance fees will depend on the Fund’s future returns. Other expenses are shown as “none” because Royce is responsible for paying them.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 19.8% return for the first year and a 5% pre-fee return for each subsequent year. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$579	$482	$681	$1,263

You would pay the following expenses if you did not redeem your shares:

1 Year	3 Years	5 Years	10 Years

$298	$482	$681	$1,263

FINANCIAL HIGHLIGHTS INFORMATION

The financial highlights table is intended to help you understand the Fund’s financial performance since its inception and reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned each period on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2000 Annual Report to Shareholders, which is available upon request.

Period Ended on December 31,	2000	1999	1998*

Net Asset Value, Beginning of Period	$141.04	$107.79	$100.00

Investment Operations
Net investment income (loss)	(2.24)	(2.84)	0.06

Net realized and unrealized gain on investments	22.38	40.71	7.79

Total from investment operations	20.14	37.87	7.85

Distributions
Distributions from net investment income	(0.00)	(0.00)	(0.06)

Distributions from net realized gain on investments	(13.83)	(4.62)	(0.00)

Total distributions	(13.83)	(4.62)	(0.06)

Net Asset Value, End of Period	$147.35	$141.04	$107.79

Total Return	15.0%	35.4%	7.9	%†

Ratios/Supplemental Data
Net assets, end of period (millions)	$13	$10	$1

Ratio of expenses to average net assets**	2.48%	4.61%	0.00	%†

Ratio of net investment income (loss) to average net assets	(1.71)%	(3.94)%	0.06	%†

Portfolio turnover rate	114%	136%	27	%†

* The Fund commenced operations on November 18, 1998. ** For 1999 and 1998, these ratios would have been 5.38% and 1.03%, respectively, before fee waivers by Royce. † Not Annualized.

THE ROYCE FUND PROSPECTUS  |  17

Small-capitalization stocks or Small-caps are stocks with market capitalizations of $2 billion or less.

     Market capitalization is the number of a company’s outstanding shares of stock multiplied by its most recent closing price per share.

     The Russell 2000 is an unmanaged index of U.S. small-company common stocks that Royce and others use to benchmark the performance of small -and micro-cap funds. It includes the smallest 2,000 companies (based on market capitalization) among the largest 3,000 companies tracked by Frank Russell Company.

INVESTING IN SMALL-COMPANY STOCKS

Small- and Micro-Cap Stocks

Royce views the large and diverse universe of small-cap companies as having two investment segments or tiers. Royce defines small-cap as those companies with market capitalizations between $400 million and $2 billion; we refer to the segment with market capitalizations less than $400 million as micro-cap.

     Small-and micro-cap companies offer investment opportunities and additional risks. They may not be well known to the investing public, may not be significantly owned by institutional investors and may not have steady earnings growth. In addition, the securities of such companies may be more volatile in price, have wider spreads between their bid and ask prices and have significantly lower trading volumes than larger capitalization stocks. As a result, the purchase or sale of more than a limited number of shares of a small- or micro-cap security may affect its market price. Royce may need a considerable amount of time to purchase or sell its positions in these securities, particularly when other Royce-managed accounts or other investors are also seeking to purchase or sell them. Accordingly, Royce’s investment focus on small- and micro-cap securities generally requires it to have a long-term (at least three years) investment outlook for a portfolio security.

     The micro-cap segment consists of more than 6,600 companies. These companies are followed by relatively few, if any, securities analysts, and there tends to be less publicly available information about them. Their securities generally have even more limited trading volumes and are subject to even more abrupt or erratic market price movements than are the securities in the upper tier, and Royce may be able to deal with only a few market-makers when purchasing and selling these securities. Such companies may also have limited markets, financial resources or product lines, may lack management depth and may be more vulnerable to adverse business or market developments. These conditions, which create greater opportunities to find securities trading well below Royce’s estimate of the company’s current worth, also involve increased risk. This leads Royce to more broadly diversify most of the Funds investing in micro-cap stocks by holding proportionately smaller positions in more companies.

     The upper tier of the small-cap universe of securities consists of approximately 1,400 companies. In this segment, there is a relatively higher level of ownership by institutional investors and more research coverage by securities analysts than generally exists for micro-cap companies. This greater attention makes the market for these securities more efficient than that of micro-cap securities because they have somewhat greater trading volumes and narrower bid/ask spreads. As a result, Royce normally employs a more concentrated approach when investing in the upper tier of small-caps, holding proportionately larger positions in a relatively limited number of securities.

18  |  THE ROYCE FUND PROSPECTUS

Value Investing

     Royce uses a value method in managing the Funds’ assets. In selecting securities for the Funds, Royce evaluates the quality of a company’s balance sheet, the level of its cash flows and various measures of a company’s profitability. Royce then uses these factors to assess the company’s current worth, basing this assessment on either what it believes a knowledgeable buyer might pay to acquire the entire company or what it thinks the value of the company should be in the stock market. This analysis takes a number of factors into consideration, including the company’s future growth prospects and current financial condition.

     Royce invests in securities of companies that are trading significantly below its estimate of the company’s current worth in an attempt to reduce the risk of overpaying for such companies. Royce also anticipates that the market price of the company’s securities should increase over a three- to five-year period toward this estimate, resulting in capital appreciation for Fund investors.

     Royce’s value approach strives to reduce some of the other risks of investing in small- and micro-cap securities (for each Fund’s portfolio taken as a whole) by evaluating various other risk factors. Royce attempts to lessen financial risk by buying companies that combine strong balance sheets with low leverage. Other than for Royce Select Fund and Royce Trust & GiftShares Fund, which limit the number of securities in their portfolios, Royce attempts to decrease portfolio risk in the micro-cap segment of the small-cap universe by broadly diversifying portfolio holdings.

     While there can be no assurance that this risk-averse value approach will be successful, Royce believes that it can reduce some of the risks of investing in small- and micro-cap companies, which are inherently fragile in nature and whose securities have substantially greater market price volatility.

     Although Royce’s approach to security selection seeks to reduce downside risk to Fund portfolios, especially during periods of broad small-cap market declines, it may also potentially reduce gains in strong small-cap up markets.

Temporary Investments

     Each of the Funds may invest in short-term fixed income securities for temporary defensive purposes, to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. If a Fund should implement a temporary investment policy, it may not achieve its investment goal while that policy is in effect.

 THE ROYCE FUND PROSPECTUS  |  19

     Royce invests in equity securities of small- and micro-cap companies that are trading significantly below our assessment of their current worth, with the expectation that their market prices should increase toward this estimate, resulting in capital appreciation for Fund investors.

MANAGEMENT OF THE FUNDS

(l-r) Jack Fockler, Whitney George,
Chuck Royce, Charlie Dreifus, Buzz Zaino

Royce & Associates, Inc. is the Funds’ investment adviser and is responsible for the management of their assets. Royce has been investing in small-cap securities with a value approach for more than 25 years. Its offices are located at 1414 Avenue of the Americas, New York, NY 10019. Charles M. Royce has been the firm’s President and Chief Investment Officer during this period. He is also the primary portfolio manager of the Funds’ portfolios, with the exception of Royce Micro-Cap Fund, which W. Whitney George began to manage in January 2001, Royce Low-Priced Stock Fund, which Mr. George began to manage in January 2000, and Royce Opportunity Fund, which Boniface A. Zaino began to manage in April 1998.

     Mr. Royce is assisted by Royce’s investment staff, which includes Mr. George, Managing Director, Vice President and Senior Portfolio Manager; Mr. Zaino, Managing Director and Senior Portfolio Manager; and Charles R. Dreifus, Principal and Senior Portfolio Manager; and by Jack E. Fockler, Jr., Managing Director and Vice President. Mr. George has been employed by Royce since 1991. Mr. Zaino joined Royce in April 1998 and previously was Group Managing Director at Trust Company of the West (since 1984). Mr. Dreifus joined Royce in February 1998 and previously was Managing Director (since June 1995) and General Partner (from 1983 until June 1995) of Lazard Freres & Co. LLC. Mr. Fockler has been employed by Royce since 1989.

     Royce Fund Services, Inc. (“RFS”) distributes the Funds’ shares. The Royce Fund has adopted a distribution plan for Royce Low-Priced Stock Fund and Royce Trust & GiftShares Fund under Rule 12b-1. Under the plan, these Funds are obligated to pay a fee to RFS at the annual rate of 0.25% of the average net assets of their Investment Class. RFS will use these fees to cover sales-related and shareholder servicing costs and to pay sales commissions and other fees to broker-dealers who introduce investors to the Funds. RFS has agreed to waive its fees for Royce Low-Priced Stock Fund through December 2001.

20  |  THE ROYCE FUND PROSPECTUS

Royce receives advisory fees monthly as compensation for its services to the Funds. (See page 26 for information about the performance fees payable to Royce from Royce Select Fund.) The annual rates of these fees, before any waiver to cap the expense ratios of certain Funds at specified levels as shown in the Fees and Expenses tables, are:
  1% of the first $50 million of Pennsylvania Mutual Fund’s average net assets, 0.875% of the next $50 million of its average net assets and 0.75% of its average net assets in excess of $100 million.

  1.5% of the average net assets of Royce Micro-Cap Fund and Royce Low-Priced Stock Fund.

  1% of the average net assets of Royce Total Return Fund, Royce Opportunity Fund, Royce Premier Fund and Royce Trust & GiftShares Fund.

For 2000, the actual net fees, after waivers, paid to Royce on average net assets were 0.79% for Pennsylvania Mutual Fund, 1.17% for Royce Micro-Cap Fund, 0.97% for Royce Total Return Fund, 1.16% for Royce Low-Priced Stock Fund, 1.00% for Royce Opportunity Fund, 1.00% for Royce Premier Fund, 0.96% for Royce Trust & GiftShares Fund, and 2.48% for Royce Select Fund.

     State Street Bank & Trust Company is the custodian of the Funds’ securities, cash and other assets. State Street’s agent, National Financial Data Services (“NFDS”), is the Funds’ transfer agent.

THE ROYCE FUND PROSPECTUS  |  21

Net Asset Value (NAV) is the value of the Fund’s net assets divided by the number of its outstanding shares.

     Total return is the percentage rate of return on an amount invested in a fund from the beginning to the end of the stated period.

GENERAL SHAREHOLDER INFORMATION

For a more detailed discussion of The Royce Fund policies regarding direct ownership of Fund shares, including information on opening accounts, buying, redeeming, exchanging and transferring ownership of Fund shares, please refer to The Royce Fund’s Shareholder Guide dated May 1, 2001.

Purchasing Shares

     The Funds offered through this Prospectus are no-load, meaning that you pay no sales fees or commissions to buy shares directly from The Royce Fund. The Funds do pay their own management fees and other operating expenses as outlined in this Prospectus.

     If you purchase Fund shares through a third party, such as a discount or full-service broker-dealer, bank or other financial intermediary, investment minimums, commissions, fees, policies and procedures may differ from those described in this Prospectus.

     If you purchase Fund shares through a third party, the shares may be held in the name of the third party on the Fund’s books. RFS, Royce and/or the Funds may compensate broker-dealers, financial intermediaries and other service providers who introduce investors to the Funds and/or provide certain administrative services to their customers who own Fund shares.

     For the year ended December 31, 2000, Royce made payments for distribution services to broker-dealers out of its own resources in the amount of $1,325,073.

PURCHASING SHARES

Minimum initial investments for shares purchased directly from The Royce Fund, other than Royce Trust & GiftShares and Royce Select Funds:

Account Type	Minimum

Regular Account	$2,000

IRA	500

Automatic Investment or Direct Deposit Plan Accounts	500

403(b)(7) or 401(k) Accounts	None

The subsequent investment minimum is $50, regardless of account type.

The Royce Fund reserves the right both to suspend the offering of any Fund’s shares to new investors and to reject any specific purchase request.

Redeeming Shares

     Early Redemption Fee (not applicable to Royce Trust & GiftShares Fund)

     You may redeem shares in your account at any time. In order to discourage short-term trading, The Royce Fund assesses an early redemption fee of 1% on redemptions of shares of any Fund (other than Royce Select Fund) that you held for less than six months. A fee of 2%

22  |  THE ROYCE FUND PROSPECTUS

is assessed on redemptions of any Royce Select Fund shares held for less than three years. Each fee is payable to the Fund out of the proceeds otherwise payable to you.

     The “first-in, first-out” method is used to determine the holding period by comparing the date of the redemption with the earliest dates of the share purchases in an account (or another Royce Fund account from which you exchanged). For accounts registered on the books of the Funds’ transfer agent, the anniversary month of an account determines the six-month holding period, so that if you purchased a Fund’s shares in June 2001, these shares would be subject to the fee if you were to redeem them prior to December 2001 (June 2004 for Royce Select Fund). If you were to redeem the shares on or after December 1, 2001 (June 1, 2004 for Royce Select Fund), they would not be subject to the fee.

     You will incur no fee on shares that you acquire through distribution reinvestment or that you exchange into another Royce Fund. The following types of shareholders and accounts are exempt from the early redemption fee: employees of The Royce Fund, Royce or RFS or members of their immediate families or employee benefit plans for them; participants in an Automatic Investment or Withdrawal Plan; certain pre-approved group investment plans and charitable organizations; profit-sharing trusts, corporations or other institutional investors that are investment advisory clients of Royce; omnibus or similar account customers of certain pre-approved broker-dealers and other institutions; and Royce Trust & GiftShares Fund shareholders.

Other Redemption Information

     The Royce Fund may suspend redemption privileges or postpone payment for the Funds when the New York Stock Exchange is closed or during what the Securities and Exchange Commission determines are emergency circumstances.

     The Funds will normally make redemptions in cash, but The Royce Fund reserves the right to satisfy a Fund shareholder’s redemption request by delivering selected shares or units of portfolio securities — redemption in kind — under certain circumstances.

     The Royce Fund reserves the right to involuntarily redeem Fund shares in any account that falls below the minimum initial investment due to redemptions by the shareholder. If at any time the balance in an account does not have a value at least equal to the minimum initial investment, you may be notified that the value of your account is below the Fund’s minimum account balance requirement. You would have 60 days to increase your account balance before the account is closed. Proceeds would be paid promptly to the shareholder.

     The Royce Fund also reserves the right to revise or suspend the exchange privilege at any time.

Net Asset Value per Share

     The price of shares that you purchase or redeem will be at their net asset value. The net asset value per share (NAV) for each Fund is calculated at the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time) and is determined every day that the Exchange is open. Net asset value per share is calculated by dividing the value of a

THE ROYCE FUND PROSPECTUS  |  23

Fund’s net assets by the number of its outstanding shares. Each Fund’s investments are valued based on market value or, if market quotations are not readily available, at their fair value as determined in good faith under procedures established by The Royce Fund’s Board of Trustees.

     The date on which your purchase, redemption or exchange of shares is processed is the trade date, and the price used for the transaction is based on the next calculation of net asset value after the order is processed.

Reports

     The Royce Fund mails shareholder reports semi-annually and, to reduce expenses, may mail only one copy to shareholders with the same last name and sharing the same address. You can choose to receive separate report copies for accounts registered to different members of the same household by calling Investor Services at (800) 221-4268. Please allow 30 days for your request to be processed. Please call Investor Services if you need additional report copies. Shareholders may also receive these reports via www.roycefunds.com. Please visit our website for more details.

TAXATION OF DISTRIBUTIONS

Each year, shareholders receive important tax information about the distributions received in their account(s) for the prior calendar year. Unless your account is an IRA or is otherwise exempt from taxation, all Fund distributions are subject to Federal income tax regardless of whether you receive them in cash or reinvest them in additional shares.

The taxation of distributions is not related to how long you have owned a Fund’s shares. The following table describes in general how distributions are taxed at the Federal level. Except for Royce Total Return Fund, the Funds’ distributions normally consist primarily of capital gains:

Distribution	Rate for 15% tax bracket investors	Rate for 28% and higher tax bracket investors

Income dividend	Ordinary income rate	Ordinary income rate

Short-term capital gains	Ordinary income rate	Ordinary income rate

Long-term capital gains	10%*	20%

* 8% for gains on securities held for more than five years.

Dividends, Distributions and Taxes

     Royce Total Return Fund pays dividends from its net investment income on a quarterly basis and makes any distributions from net realized capital gains annually in December. The other Funds pay any dividends from net investment income and make any distributions from net realized capital gains each year in December. Unless the shareholder chooses otherwise, dividends and distributions will be reinvested automatically in additional shares of the Fund.

Selling or exchanging shares is a taxable event, and

24  |  THE ROYCE FUND PROSPECTUS

a shareholder may realize a taxable gain or loss. Each Fund will report to shareholders the proceeds of their redemption(s). The tax consequences of a redemption also depend on the shareholder’s cost basis and holding period, so shareholders should retain all account statements for use in determining the tax consequences of redemptions.

     The Internal Revenue Service will treat any loss you may have on the redemption of a Fund’s shares held for six months or less as a long-term capital loss, up to the amount of any capital gain distributions you received from the Fund during the time you held the shares.

     You should carefully consider the tax implications of purchasing shares shortly before a distribution. At the time of purchase, a Fund’s net asset value may include undistributed income or capital gains. When the Fund subsequently distributes these amounts, they are taxable to the shareholder, even though the distribution is economically a return of part of the shareholder’s investment.

     The IRS requires that a Fund withhold 31% of taxable dividends, capital gain distributions and redemptions paid to non-corporate shareholders who have not complied with IRS regulations regarding taxpayer identification.

     The above is only a summary of certain Federal income tax consequences of investing in a Fund. Always consult a tax advisor with questions about Federal, state or local tax consequences. The Statement of Additional Information includes a more detailed discussion of Federal tax matters that may be relevant to a shareholder.

THE ROYCE FUND PROSPECTUS  |  25

INVESTING IN ROYCE SELECT FUND

Who May Invest in the Fund

Royce Select Fund is designed primarily for clients of registered investment advisors, and only those who meet the Securities and Exchange Commission’s definition of the term “qualified client” may purchase shares of the Fund. The term qualified client includes:

(a)	an individual who, or a corporation, partnership, trust or other company that, Royce (and any person acting on its behalf) reasonably believes, immediately prior to the purchase, has a net worth (in the case of an individual, together with assets held jointly with a spouse) of more than $1,500,000 at the time of the purchase; or

(b)	an individual who, or a company that, immediately after the purchase owns Fund shares having a net asset value of at least $750,000.

     The requirement that Fund shares be purchased only by qualified clients applies to both initial and subsequent investments in the Fund. Qualified clients (or any persons acting on their behalf) must represent to The Royce Fund and Royce in writing that they are investing in the Fund for their own accounts and not with a view to transferring their Fund shares or any interest in them to another person. The Royce Fund has imposed restrictions on transfers of the Fund’s shares in order to prevent persons who are not qualified clients from purchasing them.

Performance Fee

     As compensation for its services to the Fund and for paying the Fund’s other ordinary operating expenses as set forth below, Royce is entitled to receive from the Fund a performance fee of 12.5% of the Fund’s pre-fee total return. The fee, payable monthly, is calculated and accrued daily, based on the value of the Fund’s then current assets.

     Fees are subject to a high watermark test. Fund shares will not bear a fee for any day on which the Fund’s pre-fee cumulative total return does not exceed its pre-fee cumulative total return as of the day on which a fee was last accrued. However, Royce will not reimburse previously accrued fees because of any negative total returns occurring after their accrual.

Responsibility for Payment of Other Operating Expenses

     Royce is responsible for paying all of the Fund’s other operating expenses, except for brokerage commissions, taxes, interest, litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

To Invest in Royce Select Fund

     To open a new account directly with the Fund, please call Investor Services at (800) 221-4268 for an Account Application. Investments in the Fund may also be made through a registered investment advisor, broker-dealer, trust company or other financial intermediary who has previously established a relationship with Royce for this Fund. The minimum initial investment is $50,000. The minimum subsequent investment is $1,000.

26  |  THE ROYCE FUND PROSPECTUS

INVESTING IN ROYCE TRUST & GIFTSHARES FUND

An investment in Royce Trust & GiftShares Fund offers a unique way to make a long-term gift to a child (minor or adult) or another individual. (You may not open an account in Royce Trust & GiftShares Fund for yourself or your spouse.) A Royce Trust & GiftShares Fund investment may qualify for the annual Federal gift tax exclusion and may also help pay for a beneficiary’s college or other post-secondary education. To receive additional information or to open a Royce Trust & GiftShares Fund account, call Investor Services at (800) 221-4268 for a free information packet, which includes a trust adoption agreement. (A trustee for an individual or organization may also open a Royce Trust & GiftShares Fund account if the trust has a long-term duration, the provisions of the trust are acceptable to The Royce Fund and the trustee has his, her or its own tax advisor.) The minimum initial investment in Royce Trust & GiftShares Fund is $5,000. An investor may make subsequent investments of $100 or more at any time during the existence of the trust.

     As independent trustee, State Street Bank & Trust Company will hold the shares of a Royce Trust & GiftShares Fund account in trust until the termination date that you, the donor, specify. The duration of the trust may be as long as you wish, but must be at least 10 years from the time you make the first contribution to the Royce Trust & GiftShares Fund trust or until the beneficiary reaches the age of majority, whichever is later. A Royce Trust & GiftShares Fund trust is irrevocable; neither the donor nor the beneficiary may amend its terms in any way. When the trust terminates, the beneficiary will receive the shares in the account. The beneficiary may then continue to own the shares, but may not purchase additional shares with the exception of reinvested distributions.

The account options available to a donor under the Royce Trust & GiftShares Fund trust adoption agreement are:

Withdrawal Option (Annual Exclusion):

A donor will use this option primarily to make a gift that may qualify for the annual Federal gift tax exclusion and/or as a means to pay for the beneficiary’s college or other post-secondary education.

  The donor may design the trust to permit withdrawals to help pay for the beneficiary’s college or other post-secondary education; the trustee will distribute the balance of the assets, if any, to the beneficiary at the termination of the trust.

  The beneficiary will be taxed on all of the trust’s income and capital gains and may request that the trustee redeem Fund shares necessary to pay any applicable taxes.

  The trustee will send an information statement to the beneficiary annually, which shows the amount of income and capital gains that must be reported on the beneficiary’s tax returns for that year.

Accumulation Option (Unified Credit):

A donor will use this option primarily to make a gift while restricting access to the gifted assets. This option does not allow the donor to use the Federal annual gift tax exclusion, and there can be no distributions to fund educational expenses or otherwise before the trust terminates.

  The trustee is responsible for filing all Federal and state income tax returns and may redeem Fund shares necessary to pay any applicable taxes; the trust will be taxed on all of its income and capital gains in excess of $100 per year.

  The trustee will distribute assets to the beneficiary at the termination of the trust.

THE ROYCE FUND PROSPECTUS  |  27

Tax Information

     The opening of a Royce Trust & GiftShares Fund trust account, as well as any additional investments made to an existing account, will be subject to the reporting requirements of Federal gift tax law. In general, the law requires that an individual file a Federal gift tax return, which reports all gifts made during the calendar year, except gifts of present interests in property that qualify for, and do not exceed, the amount of the Federal annual gift tax exclusion (currently $10,000). The option that the donor selects in the trust adoption agreement will determine whether or not a particular gift of Fund shares qualifies for the annual exclusion. A gift of Fund shares may also be subject to state gift tax reporting under the laws of the state in which the donor resides.

     There is additional information about these and other tax matters applicable to an investment in Royce Trust & GiftShares Fund in the Statement of Additional Information under “Taxation – Royce Trust & GiftShares Fund.” Due to the complexity of Federal and state laws pertaining to all gifts in trust, prospective donors should consider consulting with an attorney or other qualified tax advisor before investing in Royce Trust & GiftShares Fund.

Redemption Information

     Until a Royce Trust & GiftShares Fund trust terminates, only the independent trustee, as the legal owner of the shares, may redeem them. The trustee’s capacity and ability to redeem shares, and the beneficiary’s right to compel redemption, are subject to the terms and conditions of the Royce Trust & GiftShares Fund Trust Instrument.

28  |  THE ROYCE FUND PROSPECTUS

For More Information

TheRoyceFund

More information on The Royce Fund is available free upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about a Fund’s investments, together with a discussion of market conditions and investment strategies that significantly affected the Fund’s performance, is available in the Funds’ annual and semi-annual reports to shareholders. These reports are also available online at www.roycefunds.com.

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

Provides more details about The Royce Fund and its policies. A current SAI is on file with the Securities and Exchange Commission (“SEC”) and is incorporated by reference (is legally considered part of this prospectus).

To obtain more information:

By telephone
(800) 221-4268

By mail
The Royce Funds
1414 Avenue of the Americas
New York, NY 10019

By E-mail
funds@roycenet.com

Through the Internet
Prospectuses, applications, IRA forms and additional information are available through our website at www.roycefunds.com

Text only versions of the Funds’ prospectus, SAI and other documents filed with the SEC can be viewed online or downloaded from: www.sec.gov

You can also obtain copies of documents filed with the SEC by visiting the SEC’s Public Reference Room in Washington, DC (telephone (800) SEC-0330) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-6009.

A separate Shareholder Guide has been prepared for direct shareholders and is available free upon request. The Guide contains important shareholder information, including how to purchase and redeem shares of the Funds.

SEC File # 811-03599

QuickLinks -- Click here to rapidly navigate through this document

P R O S P E C T U S

TheRoyceFund VALUE INVESTING IN SMALL COMPANIES FOR MORE THAN 25 YEARS Pennsylvania Mutual Fund Royce Micro-Cap Fund Royce Trust & GiftShares Fund Consultant Class Shares

P R O S P E C T U S

May 1, 2001

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities, or determined that the information in this prospectus is accurate or complete. It is a crime to represent otherwise.

P R O S P E C T U S

OVERVIEW

     At Royce & Associates, Inc. (“Royce”), the Funds’ investment adviser, we invest in small- and micro-cap stocks that are trading significantly below our assessment of their current worth. We base our assessment on either what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market. This analysis takes a number of factors into consideration, including the company’s future growth prospects and current financial condition. We select securities using a risk-averse value approach, with the expectation that their market prices should increase toward our estimate of their current worth, resulting in capital appreciation for Fund investors.

     Our Funds’ ability to achieve their goals will depend largely on our skill in selecting their portfolio companies using our risk-averse value approach. It will also rest on the degree to which the markets eventually recognize our assessment of the current worth of these companies.

– Chuck Royce

     This Prospectus relates only to the Consultant Class of shares of The Royce Funds, which are generally offered only through certain broker-dealers and/or financial intermediaries.

     The information on pages 2-7 about each Fund’s investment goals and principal strategies and about the primary risks for a Fund’s investors is based on, and should be read along with, the information on pages 8-9 of this Prospectus. This section includes information about the investment and risk characteristics of small- and micro-cap companies, the market for their securities and Royce’s risk-averse value approach to investing.

     The performance information presented in this Prospectus is current to December 31, 2000. For more recent information, please visit our website at www.roycefunds.com or contact The Royce Fund through any of the methods listed on the back cover of this Prospectus.

      The Funds included in this Prospectus may be a suitable investment as part of your overall investment plan if you want to include a fund (or funds) that focuses on small- and/or micro-cap companies.

THE ROYCE FUND PROSPECTUS  |  1

PENNSYLVANIA MUTUAL FUND

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

Pennsylvania Mutual Fund’s investment goal is long-term growth of capital. Royce invests the Fund’s assets primarily in a broadly diversified portfolio of equity securities issued by both small- and micro-cap companies that it believes are trading significantly below its estimate of their current worth. In the upper end of the small-cap range (companies with stock market capitalizations from $400 million to $2 billion), the Fund generally invests in securities of companies that Royce believes have excellent business strengths, high internal rates of return and low leverage. In the lower end of the range (market capitalizations less than $400 million), the Fund invests in securities selected by Royce from a universe of more than 6,600 micro-cap companies that it believes are trading significantly below its estimate of their current worth.

     Normally, the Fund will invest at least 65% of its assets in the common stocks and convertible securities of such small- and micro-cap companies. Royce expects the Fund’s portfolio to have a median market cap of less than $1 billion.

PORTFOLIO DIAGNOSTICS (12/31/00)
Number of Securities	212

Median Market Capitalization	$471 Million

PRIMARY RISKS FOR FUND INVESTORS

As with any mutual fund that invests in common stocks, Pennsylvania Mutual Fund is subject to market risk — the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you may lose money over short or long periods of time.

     The prices of small- and micro-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.

     Investments in the Fund are not bank deposits and are not insured by the Federal Deposit Insurance Corporation or any other government agency.

The following information provides some indication of the past rewards and risks of investing in the Fund by showing its performance from year to year over the last 10 years, and by showing how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. The sale of Consultant Class shares commenced on June 18, 1997. The performance information prior to that date is for Investment Class shares that have no 12b-1 fees or deferred sales charge. If Consultant Class’ 12b-1 fees had been reflected, total returns prior to June 18, 1997 would have been lower. Past performance does not indicate how the Fund will perform in the future.

ANNUALIZED RETURNS – in Percentages (%)
	1 Year	3 Year	5 Year	10 Year	20 Year

PMF	17.45	8.51	12.41	13.68	13.64

Russell 2000	-3.02	4.65	10.32	15.53	11.94
During the period shown in the bar chart, the highest return for a calendar quarter was 20.24% (quarter ended 3/31/91) and the lowest return for a calendar quarter was -14.99% (quarter ended 9/30/98).

2  |  THE ROYCE FUND PROSPECTUS

TICKER: RYPCX

FEES AND EXPENSES OF THE FUND

The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	1.00%

Maximum sales charge (load) imposed on reinvested dividends	None

Redemption fee	None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	0.79%

Distribution (12b-1) fees	1.00%

Other expenses	0.21%

Total Annual Fund Operating Expenses	2.00%

Fee Waiver	(0.27)%

Net Fund Operating Expenses	1.73%

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of fee waiver in year 1) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$203	$627	$1,078	$2,327

FINANCIAL HIGHLIGHTS INFORMATION

The financial highlights table is intended to help you understand the Fund’s financial performance since inception of the Class and reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned each period on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2000 Annual Report to Shareholders, which is available upon request.

Period Ended December 31,	2000	1999	1998	1997*

Net Asset Value, Beginning of Period	$7.28	$7.34	$7.81	$7.90

Investment Operations
Net investment income (loss)	(0.01)	(0.02)	(0.01)	0.02

Net realized and unrealized gain on investments	1.19	0.39	0.24	0.93

Total from investment operations	1.18	0.37	0.23	0.95

Distributions
Distributions from net investment income	(0.00)	(0.00)	(0.00)	(0.04)

Distributions from net realized gain on investments	(1.59)	(0.43)	(0.70)	(1.00)

Total distributions	(1.59)	(0.43)	(0.70)	(1.04)

Net Asset Value, End of Period	$6.87	$7.28	$7.34	$7.81

Total Return	17.5%	5.3%	3.4%	12.0	%†

Ratios/Supplemental Data
Net assets, end of period (millions)	$128	$129	$140	$152

Ratio of expenses to average net assets**	1.73%	1.77%	1.74%	1.65	%††

Ratio of net investment income to average net assets	(0.07)%	(0.24)%	(0.11)%	0.29	%†

Portfolio turnover rate	45%	21%	29%	18	%†

*  The Class commenced operations on June 18, 1997.
** For 2000, 1999, 1998 and 1997, these ratios woud have been 2.00%, 2.02%, 1.99% and 2.00%, respectively, before fee waivers by Royce.
†  Not Annualized.
†† Annualized.

THE ROYCE FUND PROSPECTUS  |  3

ROYCE MICRO-CAP FUND

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

Royce Micro-Cap Fund’s investment goal is long-term growth of capital. Royce invests the Fund’s assets primarily in a broadly diversified portfolio of equity securities issued by micro-cap companies, those companies with stock market capitalizations less than $400 million. Royce selects these securities from a universe of more than 6,600 micro-cap companies, generally focusing on those that it believes are trading considerably below its estimate of their current worth. W. Whitney George, Senior Portfolio Manager of Royce, manages the Fund.

     Normally, the Fund will invest at least 80% of its assets in the common stocks and convertible securities of small-cap (companies with stock market capitalizations less than $2 billion) and micro-cap companies. At least 65% of its assets will be in micro-cap securities at the time of investment. Royce expects the Fund’s portfolio to have a median market cap below $300 million.

PORTFOLIO DIAGNOSTICS (12/31/00)
Number of Securities	150

Median Market Capitalization	$216 Million

PRIMARY RISKS FOR FUND INVESTORS

As with any mutual fund that invests in common stocks, Royce Micro-Cap Fund is subject to market risk — the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you may lose money over short or long periods of time.

     The prices of micro-cap securities are generally even more volatile and their markets are less liquid relative to both small-cap and large-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in small- or larger-cap companies or other asset classes.

     Investments in the Fund are not bank deposits and are not insured by the Federal Deposit Insurance Corporation or any other government agency.

The following information provides some indication of the past rewards and risks of investing in the Fund by showing its performance from year to year since its inception, and by showing how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. The sale of Consultant Class shares commenced on May 4, 1998. The performance information prior to that date is for Investment Class shares that have no 12b-1 fees or deferred sales charge. If Consultant Class’ 12b-1 fees had been reflected, total returns prior to May 4, 1998 would have been lower. Past performance does not indicate how the Fund will perform in the future.

ANNUALIZED RETURNS – in Percentages (%)
	1 Year	3 Year	5 Year	From Inception 12/31/91

RMC	15.53	7.76	12.51	15.14

Russell 2000	-3.02	4.65	10.32	12.56
During the period shown in the bar chart, the highest return for a calendar quarter was 22.36% (quarter ended 6/30/99) and the lowest return for a calendar quarter was -20.84% (quarter ended 9/30/98).

4  |  THE ROYCE FUND PROSPECTUS

TICKER: RYMCX

FEES AND EXPENSES OF THE FUND

The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	1.00%

Maximum sales charge (load) imposed on reinvested dividends	None

Redemption fee	None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	1.50%

Distribution (12b-1) fees	1.00%

Other expenses	1.30%

Total Annual Fund Operating Expenses	3.80%

Fee waiver and expense reimbursement	(1.31)%

Net Annual Fund Operating Expenses	2.49%

Royce has contractually agreed to waive its fees and reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expense ratio at or below 2.49% through December 31, 2001 and 2.99% through December 31, 2010.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s net operating expenses (net of fee waivers) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$252	$878	$1,528	$3,273

FINANCIAL HIGHLIGHTS INFORMATION

The financial highlights table is intended to help you understand the Fund’s financial performance since inception of the Class and reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2000 Annual Report to Shareholders, which is available upon request.

Period Ended December 31,	2000	1999	1998*

Net Asset Value, Beginning of Period	$9.45	$8.50	$10.58

Investment Operations
Net investment loss	(0.11)	(0.16)	(0.07)

Net realized and unrealized gain (loss) on investments	1.55	1.23	(1.50)

Total from investment operations	1.44	1.07	(1.57)

Distributions
Distributions from net investment income	(0.00)	(0.00)	(0.01)

Distributions from net realized gain on investments	(1.18)	(0.12)	(0.50)

Total distributions	(1.18)	(0.12)	(0.51)

Net Asset Value, End of Period	$9.71	$9.45	$8.50

Total Return	15.5%	12.7%	(14.6	)%†

Ratios/Supplemental Data
Net assets, end of period (thousands)	$1,610	$1,163	$751

Ratio of expenses to average net assets**	2.49%	2.49%	2.49	%††

Ratio of net investment loss to average net assets	(1.27)%	(1.71)%	(1.62	)%††

Portfolio turnover rate	71%	24%	56	%†

*   The Class commenced operations on May 4, 1998.

**  For 2000, 1999 and 1998, these ratios would have been 3.80%, 3.99% and 4.52%, respectively, before fee waivers and expense reimbursements by Royce.
†  Not Annualized.
†† Annualized.

THE ROYCE FUND PROSPECTUS  |  5

ROYCE TRUST & GIFTSHARES FUND

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The investment goal of Royce Trust & GiftShares Fund, a special-purpose fund, is long-term growth of capital. Royce invests the Fund’s assets primarily in a limited number of equity securities issued by small- and micro-cap companies. Royce selects these securities from a universe of more than 8,000 companies, generally focusing on companies that it believes are trading significantly below its estimate of their current worth.

     The Fund is designed to enable investors to make long-term gifts that may qualify for the Federal annual gift tax exclusion and that may also may be used to help pay for the beneficiary’s college and other post-secondary education. See p.15 for more information.

     Normally, the Fund will invest at least 65% of its assets in common stocks and convertible securities. At least 75% of these securities will be issued by small-cap companies (less than $2 billion in market capitalization). Royce expects the Fund’s portfolio to have a median market cap of $1 billion or less.

PORTFOLIO DIAGNOSTICS (12/31/00)
Number of Securities	50

Median Market Capitalization	$550 Million

PRIMARY RISKS FOR FUND INVESTORS

As with any mutual fund that invests in common stocks, Royce Trust & GiftShares Fund is subject to market risk — the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of an investment in the Fund will fluctuate with the market, and a Fund trust account could lose money over short or long periods of time.

     The prices of small- and micro-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. The Fund’s limited portfolio may also involve more risk to investors than a more broadly diversified portfolio of small- and micro-cap securities because it may be more susceptible to any single corporate, economic, political, regulatory or market event.

     Investments in the Fund are not bank deposits and are not insured by the Federal Deposit Insurance Corporation or any other government agency.

The following information provides some indication of the past rewards and risks of investing in the Fund by showing its performance from year to year since its inception and by showing how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. The sale of Consultant Class shares commenced on September 26, 1997. The performance information prior to that date is for Investment Class shares that have no 12b-1 fees or deferred sales charge. Calendar year returns prior to 9/26/97 would have been lower if Consultant Class’s 12b-1 fees had been reflected. Annualized total returns prior to 9/26/97 would also have been lower if Consultant Class’s 12b-1 fees and deferred sales charges had been reflected. Past performance does not indicate how the Fund will perform in the future.

During the period shown in the bar chart, the highest return for a calendar quarter was 33.19% (quarter ended 6/30/99) and the lowest return for a calendar quarter was -18.15% (quarter ended 9/30/98).

ANNUALIZED RETURNS – in Percentages (%)
	1 Year	3 Year	5 Year	From Inception 12/27/95

RTG	6.11%	22.54	23.73	23.69

Russell 2000	-3.02	4.65	10.32	10.42
Unlike the bar chart, the annualized returns reflect the maximum applicable deferred sales charge if shares had been redeemed on 12/31/00.

6  |  THE ROYCE FUND PROSPECTUS

TICKER: RGFCX

FEES AND EXPENSES OF THE FUND

The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	5.00%

Maximum sales charge (load) imposed on reinvested dividends	None

Redemption fee	None

Annual Trustee’s Fee	$50

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	1.00%

Distribution (12b-1) fees	1.00%

Other expenses	0.77%

Total Annual Fund Operating Expenses	2.77%

Fee waiver	(0.28)%

Net Annual Fund Operating Expenses	2.49%

*Royce has contractually agreed to waive its fees and reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expense ratio at or below 2.49% through December 31, 2001.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s net operating expenses (net of fee waiver in year 1) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$702	$1,183	$1,590	$2,841

You would pay the following expenses if you did not redeem your shares:

1 Year	3 Years	5 Years	10 Years

$252	$833	$1,440	$2,841

Exclusive of $50 annual trustee’s fee per trust account. For trust accounts opened prior to or during 2001, Royce will pay that portion of the currently effective annual trustee’s fee in excess of $50 per account and the trustee’s fees for establishing and terminating the trusts.

FINANCIAL HIGHLIGHTS INFORMATION

The financial highlights table is intended to help you understand the Fund’s financial performance since inception of the Class and reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned each period on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2000 Annual Report to Shareholders, which is available upon request.

Period Ended on December 31,	2000	1999	1998	1997*

Net Asset Value, Beginning of Period	$9.91	$8.14	$6.88	$7.21

Investment Operations
Net investment loss	(0.13)	(0.09)	(0.06)	(0.01)

Net realized and unrealized gain on investments	1.14	3.25	1.34	0.11

Total from investment operations	1.01	3.16	1.28	0.10

Distributions
Distributions from net investment income	(0.00)	(0.00)	(0.00)	(0.00)

Distributions from net realized gain on investments	(1.16)	(1.39)	(0.02)	(0.43)

Total distributions	(1.16)	(1.39)	(0.02)	(0.43)

Net Asset Value, End of Period	$9.76	$9.91	$8.14	$6.88

Total Return	10.6%	40.3%	18.5%	1.5	%†

Ratios/Supplemental Data
Net assets, end of period (thousands)	$5,305	$3,469	$1.276	$107

Ratio of expenses to average net assets**	2.49%	2.49%	2.49%	2.49	%††

Ratio of net investment loss to average net assets	(1.59)%	(1.60)%	(1.39)%	(1.35	)%††

Portfolio turnover rate	90%	152%	153%	64	%†

*   The Class commenced operations on September 26, 1997.

**  For 2000, 1999, 1998 and 1997, these ratios would have been 2.77%, 3.53%, 4.70% and 30.28%, respectively, before fee waivers and expense reimbursements by Royce.
†  Not Annualized.
†† Annualized.

THE ROYCE FUND PROSPECTUS  |  7

Small-capitalization stocks or Small-caps are stocks with market capitalizations of $2 billion or less.

     Market capitalization is the number of a company’s outstanding shares of stock multiplied by its most recent closing price per share.

     The Russell 2000 is an unmanaged index of U.S. small-company common stocks that Royce and others use to benchmark the performance of small- and micro-cap funds. It includes the smallest 2,000 companies (based on market capitalization) among the largest 3,000 companies tracked by Frank Russell Company.

INVESTING IN SMALL-COMPANY STOCKS

Small- and Micro-Cap Stocks

Royce views the large and diverse universe of small-cap companies as having two investment segments or tiers. Royce defines small-cap as those companies with market capitalizations between $400 million and $2 billion; we refer to the segment with market capitalizations less than $400 million as micro-cap.

    Small-and micro-cap companies offer investment opportunities and additional risks. They may not be well known to the investing public, may not be significantly owned by institutional investors and may not have steady earnings growth. In addition, the securities of such companies may be more volatile in price, have wider spreads between their bid and ask prices and have significantly lower trading volumes than larger capitalization stocks. As a result, the purchase or sale of more than a limited number of shares of a small- or micro-cap security may affect its market price. Royce may need a considerable amount of time to purchase or sell its positions in these securities, particularly when other Royce-managed accounts or other investors are also seeking to purchase or sell them. Accordingly, Royce’s investment focus on small- and micro-cap securities generally requires it to have a long-term (at least three years) investment outlook for a portfolio security.

     The micro-cap segment consists of more than 6,600 companies. These companies are followed by relatively few, if any, securities analysts, and there tends to be less publicly available information about them. Their securities generally have even more limited trading volumes and are subject to even more abrupt or erratic market price movements than are the securities in the upper tier, and Royce may be able to deal with only a few market-makers when purchasing and selling these securities. Such companies may also have limited markets, financial resources or product lines, may lack management depth and may be more vulnerable to adverse business or market developments. These conditions, which create greater opportunities to find securities trading well below Royce’s estimate of the company’s current worth, also involve increased risk. This leads Royce to more broadly diversify most of the Funds investing in the micro-cap tier by holding proportionately smaller positions in more companies.

     The upper tier of the small-cap universe of securities consists of approximately 1,400 companies. In this segment, there is a relatively higher level of ownership by institutional investors and more research coverage by securities analysts than generally exists for micro-cap companies. This greater attention makes the market for these securities more efficient than that of micro-cap securities because they have somewhat greater trading volumes and narrower bid/ask spreads. As a result, Royce normally employs a more concentrated approach when investing in the upper tier of small-caps, holding proportionately larger positions in a relatively limited number of securities.

8  |  THE ROYCE FUND PROSPECTUS

Value Investing

     Royce uses a value method in managing the Funds’ assets. In selecting securities for the Funds, Royce evaluates the quality of a company’s balance sheet, the level of its cash flows and various measures of a company’s profitability. Royce then uses these factors to assess the company’s current worth, basing this assessment on either what it believes a knowledgeable buyer might pay to acquire the entire company or what it thinks the value of the company should be in the stock market. This analysis takes a number of factors into consideration, including the company’s future growth prospects and current financial condition.

     Royce invests in securities of companies that are trading significantly below its estimate of the company’s current worth in an attempt to reduce the risk of overpaying for such companies. Royce also anticipates that the market price of the company’s securities should increase over a three- to five-year period towards this estimate, resulting in capital appreciation for Fund investors.

     Royce’s value approach strives to reduce some of the other risks of investing in small- and micro-cap securities (for each Fund’s portfolio taken as a whole) by evaluating various other risk factors. Royce attempts to lessen financial risk by buying companies that combine strong balance sheets with low leverage. Other than for Royce Trust & GiftShares Fund, which limits the number of securities in its portfolio, Royce attempts to decrease portfolio risk in the micro-cap segment of the small-cap universe by broadly diversifying portfolio holdings.

     While there can be no assurance that this risk-averse value approach will be successful, Royce believes that it can reduce some of the risks of investing in small- and micro-cap companies, which are inherently fragile in nature and whose securities have substantially greater market price volatility.

     Although Royce’s approach to security selection seeks to reduce downside risk to Fund portfolios, especially during periods of broad small-cap market declines, it may also potentially reduce gains in strong small-cap up markets.

Temporary Investments

     Each of the Funds may invest in short-term fixed income securities for temporary defensive purposes, to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. If a Fund should implement a temporary investment policy, it may not achieve its investment goal while that policy is in effect.

 THE ROYCE FUND PROSPECTUS  |  9

MANAGEMENT OF THE FUNDS

     Royce invests in equity securities of small- and micro-cap companies that are trading significantly below our assessment of their current worth, with the expectation that their market prices should increase toward this estimate, resulting in capital appreciation for Fund investors.

(l-r) Jack Fockler, Whitney George,
Chuck Royce, Charlie Dreifus, Buzz Zaino

Royce & Associates, Inc. is the Funds’ investment adviser and is responsible for the management of their assets. Royce has been investing in small-cap securities with a value approach for more than 25 years. Its offices are located at 1414 Avenue of the Americas, New York, NY 10019. Charles M. Royce has been the firm’s President and Chief Investment Officer during this period. He is also the primary portfolio manager of the Funds’ portfolios with the exception of Royce Micro-Cap Fund, which W. Whitney George began to manage in January 2001.

     Mr. Royce is assisted by Royce’s investment staff, which includes Mr. George, Managing Director, Vice President and Senior Portfolio Manager; Boniface A. Zaino, Managing Director and Senior Portfolio Manager; and Charles R. Dreifus, Principal and Senior Portfolio Manager; and by Jack E. Fockler, Jr., Managing Director and Vice President. Mr. George has been employed by Royce since 1991. Mr. Zaino joined Royce in April 1998 and previously was Group Managing Director at Trust Company of the West (since 1984). Mr. Dreifus joined Royce in February 1998 and previously was Managing Director (since June 1995) and General Partner (from 1983 until June 1995) of Lazard Freres & Co. LLC. Mr. Fockler has been employed by Royce since 1989.

     Royce Fund Services, Inc. (“RFS”) distributes the Funds’ shares. The Royce Fund has adopted a distribution plan for the Consultant Class shares of Pennsylvania Mutual Fund, Royce Micro-Cap Fund and Royce Trust & GiftShares Fund under Rule 12b-1. Under this plan, the Funds are obligated to pay a fee to RFS of up to 1.00% per year of the respective average net assets of their Consultant Class. RFS uses this fee to cover sales-related and shareholder servicing costs and to pay sales commissions and other fees to broker-dealers who introduce investors to the Funds. Because these fees are paid out of each Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     State Street Bank & Trust Company is the custodian of the Funds’ securities, cash and other assets. State Street’s agent, National Financial Data Services (“NFDS”), is the Funds’ transfer agent.

10  |  THE ROYCE FUND PROSPECTUS

Royce receives advisory fees monthly as compensation for its services to the Funds. The annual rates of these fees, before any waiver required to cap the expense ratios of certain Funds at specified levels as shown in the Fees and Expenses table, are:

  1% of the first $50 million of Pennsylvania Mutual Fund’s average net assets, 0.875% of the next $50 million of its average net assets and 0.75% of its average net assets in excess of $100 million.

  1.5% of the average net assets of Royce Micro-Cap Fund.

  1% of the average net assets of Royce Trust & GiftShares Fund.

For 2000, the fees paid to Royce on average net assets were 0.79% for Pennsylvania Mutual Fund, 1.17% for Royce Micro-Cap Fund, and 0.96% for Royce Trust & GiftShares Fund.

THE ROYCE FUND PROSPECTUS  |  11

     Net Asset Value (NAV) is the value of the Fund’s net assets divided by the number of its outstanding shares.

     Total return is the percentage rate of return on an amount invested in a fund from the beginning to the end of the stated period.

GENERAL SHAREHOLDER INFORMATION

For a more detailed discussion of The Royce Fund policies regarding direct ownership of Fund shares, including information on opening accounts, buying, redeeming, exchanging and transferring ownership of Fund shares, please refer to The Royce Fund’s Shareholder Guide dated May 1, 2001.

Purchasing Shares

     If you purchase Fund shares through a third party, such as a discount or full-service broker-dealer, bank or other financial intermediary, investment minimums, commissions, fees, policies and procedures may differ from those described in this Prospectus. If you purchase Fund shares through a third party, the shares may be held in the name of the third party on the Fund’s books. RFS, Royce and/or the Funds may compensate broker-dealers, financial intermediaries and other service providers who introduce investors to the Funds and/or provide certain administrative services to their customers who own Fund shares.

     For the year ended December 31, 2000, Royce made payments for distribution services to broker-dealers out of its own resources in the amount of $1,325,073.

PURCHASING SHARES

Minimum initial investments for shares purchased directly through The Royce Fund, other than Royce Trust & GiftShares Fund:

Account Type	Minimum

Regular Account	$2,000

IRA	500

Automatic Investment or Direct Deposit Plan Accounts	500

403(b)(7) or 401(k) Accounts	None

The subsequent investment minimum is $50, regardless of account type.

The Royce Fund reserves the right both to suspend the offering of any Fund’s shares to new investors and to reject any specific purchase request.

Redeeming Shares

     Contingent Deferred Sales Charge

     The Funds offer Consultant Class shares at net asset value with no front-end sales charge. However, the shares are subject to a 1.00% 12b-1 distribution fee. After approximately eight years, Royce Trust & GiftShares Fund accounts automatically convert into Investment Class shares that are identical to Consultant Class shares, except that they bear only a 0.25% 12b-1 distribution fee and are not subject to any contingent deferred sales

12  |  THE ROYCE FUND PROSPECTUS

charges. Consultant Class shares of the Funds also bear declining contingent deferred sales charges on shares redeemed within a specified period following their purchase (see the table below). The contingent deferred sales charge is a percentage of the purchase price of the shares being redeemed, and the fee is paid to RFS.

YEARS AFTER PURCHASE
	0-1	1-2	2-3	3-4	4-5	5-6	6-7

Pennsylvania Mutual Fund	1.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Royce Micro-Cap Fund	1.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Royce Trust & GiftShares Fund	5.00%	4.50%	4.00%	3.50%	2.50%	1.50%	0.00%

The 0-1-year period ends on the day before the one-year anniversary date of the purchase and so on for the other time periods. Redemptions of shares acquired through reinvestment of distributions, shares that you exchange between Consultant Class Shares of Royce Micro-Cap Fund and Pennsylvania Mutual Fund or redemptions of shares to pay taxes or trustee fees in Royce Trust & GiftShares Fund accounts do not bear the contingent deferred sales charge.

Other Redemption Information

     The Royce Fund may suspend redemption privileges or postpone payment for the Funds when the New York Stock Exchange is closed or during what the Securities and Exchange Commission determines are emergency circumstances.

     The Funds will normally make redemptions in cash, but The Royce Fund reserves the right to satisfy a Fund shareholder’s redemption request by delivering selected shares or units of portfolio securities — redemption in kind — under certain circumstances.

     The Royce Fund reserves the right to involuntarily redeem Fund shares in any account that falls below the minimum initial investment due to redemptions by the shareholder. If at any time the balance in an account does not have a value at least equal to the minimum initial investment, you may be notified that the value of your account is below the Fund’s minimum account balance requirement. You would have 60 days to increase your account balance before the account is closed. Proceeds would be paid promptly to the shareholder.

     The Royce Fund also reserves the right to revise or suspend the exchange privilege at any time.

Net Asset Value per Share

     The net asset value per share (NAV) for each Fund is calculated at the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time) and is determined every day that the Exchange is open. Net asset value per share is calculated by dividing the value of a Fund’s net assets by the number of its outstanding shares. Each Fund’s investments are valued based on market value or, if market quotations are not readily available, at their fair value as determined in good faith under procedures established by The Royce Fund’s Board of Trustees.

     The date on which your purchase, redemption or exchange of shares is processed is the trade date, and the price used for the transaction is based on the next calculation of net asset value after the order is processed.

THE ROYCE FUND PROSPECTUS  |  13

Reports

     The Royce Fund mails shareholder reports semi-annually and, to reduce expenses, may mail only one copy to shareholders with the same last name and sharing the same address. You can choose to receive separate report copies for accounts registered to different members of the same household by calling Investor Services at (800) 221-4268. Please allow 30 days for your request to be processed. Please call Investor Services if you need additional report copies. Shareholders may also receive these reports via www.roycefunds.com. Please visit our website for more details.

TAXATION OF DISTRIBUTIONS

Each year, shareholders receive important tax information about the distributions received in their account(s) for the prior calendar year. Unless your account is an IRA or is otherwise exempt from taxation, all Fund distributions are subject to Federal income tax regardless of whether you receive them in cash or reinvest them in shares.

The taxation of distributions is not related to how long you have owned a Fund’s shares. The following table describes in general how distributions are taxed at the Federal level. The Funds’ distributions normally consist primarily of capital gains:

Distribution	Rate for 15% tax bracket investors	Rate for 28% and higher tax bracket investors

Income dividend	Ordinary income rate	Ordinary income rate

Short-term capital gains	Ordinary income rate	Ordinary income rate

Long-term capital gains	10%*	20%

* 8% for gains on securities held for more than five years.

Dividends, Distributions and Taxes

     The Funds pay any dividends from net investment income and make any distributions from net realized capital gains each year in December. Unless the shareholder chooses otherwise, dividends and distributions will be reinvested automatically in additional shares of the Fund.

     Selling or exchanging shares is a taxable event, and a shareholder may realize a taxable gain or loss. Each Fund will report to shareholders the proceeds of their redemption(s). The tax consequences of a redemption also depend on the shareholder’s cost basis and holding period, so shareholders should retain all account statements for use in determining the tax consequences of redemptions.

     The Internal Revenue Service will treat any loss you may have on the redemption of a Fund’s shares held for six months or less as a long-term capital loss, up to the amount of any capital gain distributions you received from the Fund during the time you held the shares.

     You should carefully consider the tax implications of purchasing shares shortly before a distribution. At the time of purchase, a Fund’s net asset value may include undistributed income or capital gains. When the Fund subsequently distributes these amounts, they are

14  |  THE ROYCE FUND PROSPECTUS

taxable to the shareholder, even though the distribution is economically a return of part of the shareholder’s investment.

     The IRS requires that a Fund withhold 31% of taxable dividends, capital gain distributions and redemptions paid to non-corporate shareholders who have not complied with IRS regulations regarding taxpayer identification.

     The above is only a summary of certain federal income tax consequences of investing in a Fund. Always consult a tax advisor with questions about Federal, state or local tax consequences. The Statement of Additional Information includes a more detailed discussion of Federal tax matters that may be relevant to a shareholder.

INVESTING IN ROYCE TRUST & GIFTSHARES FUND

An investment in Royce Trust & GiftShares Fund offers a unique way to make a long-term gift to a child (minor or adult) or another individual. (You may not open an account in Royce Trust & GiftShares Fund for yourself or your spouse.) A Royce Trust & GiftShares Fund investment may qualify for the Federal annual gift tax exclusion and may also help pay for a beneficiary’s college or other post-secondary education. To receive additional information or to open a Royce Trust & GiftShares Fund account, call Investor Services at (800) 221-4268 for a free information packet, which includes a trust adoption agreement. (A trustee for an individual or organization may also open a Royce Trust & GiftShares Fund account if the trust has a long-term duration, the provisions of the trust are acceptable to The Royce Fund and the trustee has his, her or its own tax advisor.) The minimum initial investment in Royce Trust & GiftShares Fund is $5,000. An investor may make subsequent investments of $100 or more at any time during the existence of the trust.

     As independent trustee, State Street Bank & Trust Company will hold the shares of a Royce Trust & GiftShares Fund account in trust until the termination date you, the donor, specify. The duration of the trust may be as long as you wish, but must be at least 10 years from the time you make the first contribution to the Royce Trust & Giftshares Fund trust or until the beneficiary reaches the age of majority, whichever is later. A Royce Trust & GiftShares Fund trust is irrevocable; neither the donor nor the beneficiary may amend its terms in any way. When the trust terminates, the beneficiary will receive the shares in the account. The beneficiary may then continue to own the shares, but may not purchase additional shares with the exception of reinvested distributions.

Tax Information

     The opening of a Royce Trust & GiftShares Fund trust account, as well as any additional investments made to an existing account, will be subject to the reporting requirements of Federal gift tax law. In general, the law requires that an individual file a Federal gift tax return, which reports all gifts made during the calendar year, except gifts of present interests in property that qualify for, and do not exceed, the amount of the Federal annual gift tax exclusion (currently $10,000). The option that the donor selects in the trust adoption agreement

THE ROYCE FUND PROSPECTUS  |  15

will determine whether or not a particular gift of Fund shares qualifies for the annual exclusion. A gift of Fund shares may also be subject to state gift tax reporting under the laws of the state in which the donor resides.

     There is additional information about these and other tax matters applicable to an investment in Royce Trust & GiftShares Fund in the Statement of Additional Information under “Taxation – Royce Trust & GiftShares Fund.” Due to the complexity of Federal and state laws pertaining to all gifts in trust, prospective donors should consider consulting with an attorney or other qualified tax advisor before investing in Royce Trust & GiftShares Fund.

Redemption Information

The account options available to a donor under the Royce Trust & GiftShares Fund trust adoption agreement are:

Withdrawal Option (Annual Exclusion):

A donor will use this option primarily to make a gift that may qualify for the Federal annual gift tax exclusion and/or as a means to pay for the beneficiary’s college or other post-secondary education.

  The donor may design the trust to permit withdrawals to help pay for the beneficiary’s college or other post-secondary education; the trustee will distribute the balance of the assets, if any, to the beneficiary at the termination of the trust.

  The beneficiary will be taxed on all of the trust’s income and capital gains and may request that the trustee redeem Fund shares necessary to pay any applicable taxes.

  The trustee will send an information statement to the beneficiary annually, which shows the amount of income and capital gains that must be reported on the beneficiary’s tax returns for that year.

Accumulation Option (Unified Credit):

A donor will use this option primarily to make a gift while restricting access to the gifted assets. This option does not allow the donor to use the Federal annual gift tax exclusion, and there can be no distributions to fund educational expenses or otherwise, before the trust terminates.

  The trustee is responsible for filing all Federal and state income tax returns and may redeem Fund shares necessary to pay any applicable taxes; the trust will be taxed on all of its income and capital gains in excess of $100 per year.

  The trustee will distribute assets to the beneficiary at the termination of the trust.

     Until a Royce Trust & GiftShares Fund trust terminates, only the independent trustee, as the legal owner of the shares, may redeem them. The trustee’s capacity and ability to redeem shares, and the beneficiary’s right to compel redemption, are subject to the terms and conditions of the Royce Trust & GiftShares Fund Trust Instrument.

16  |  THE ROYCE FUND PROSPECTUS

For More Information

TheRoyceFund

More information on The Royce Fund is available free upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about a Fund’s investments, together with a discussion of market conditions and investment strategies that significantly affected the Fund’s performance, is available in the Funds’ annual and semi-annual reports to shareholders. These reports are also available online at www.roycefunds.com.

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

Provides more details about The Royce Fund and its policies. A current SAI is on file with the Securities and Exchange Commission (“SEC”) and is incorporated by reference (is legally considered part of this prospectus).

To obtain more information:

By telephone
(800) 221-4268

By mail
The Royce Funds
1414 Avenue of the Americas
New York, NY 10019

By E-mail
funds@roycenet.com

Through the Internet
Prospectuses, applications, IRA forms and additional information are available through our website at www.roycefunds.com

Text only versions of the Funds’ prospectus, SAI and other documents filed with the SEC can be viewed online or downloaded from: www.sec.gov

You can also obtain copies of documents filed with the SEC by visiting the SEC’s Public Reference Room in Washington, DC (telephone (800) SEC-0330) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-6009.

A separate Shareholder Guide has been prepared for direct shareholders and is available free upon request. The Guide contains important shareholder information, including how to purchase and redeem shares of the Funds.

SEC File # 811-03599

QuickLinks -- Click here to rapidly navigate through this document

P R O S P E C T U S

TheRoyceFund VALUE INVESTING IN SMALL COMPANIES FOR MORE THAN 25 YEARS Royce Opportunity Fund Institutional Service Class Shares

P R O S P E C T U S

May 1, 2001

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities, or determined that the information in this prospectus is accurate or complete. It is a crime to represent otherwise.

P R O S P E C T U S

Overview	1

Royce Opportunity Fund	2

Investing in Small-Company Stocks	4

Management of the Fund	6

General Shareholder Information	7

OVERVIEW

     At Royce & Associates, Inc. (“Royce”), the Fund’s investment adviser, we invest in small- and micro-cap stocks that are trading significantly below our assessment of their current worth. We base this assessment on either what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market. This analysis takes a number of factors into consideration, including the company’s future growth prospects and current financial condition. We select securities using a risk-averse value approach, with the expectation that their market prices should increase toward our estimate of their current worth, resulting in capital appreciation for Fund investors.

– Chuck Royce

     This Prospectus relates only to the Institutional Service Class of shares of Royce Opportunity Fund, which are generally offered through certain retirement plans, as well as to other institutional investors and to certain retail investors who purchase shares through financial intermediaries.

     The information on pages 2-3 about the Fund’s investment goal and principal strategies and about the primary risks for Fund investors is based on, and should be read in conjunction with, the information on pages 4-5 of this Prospectus. These pages include information about the investment and risk characteristics of small- and micro-cap companies, the market for their securities and Royce’s risk-averse value approach to investing for the Fund.

     The performance information presented in this Prospectus is current to December 31, 2000. For more recent information, please visit our website at www.roycefunds.com or contact The Royce Fund through any of the methods listed on the back cover of this Prospectus.

     Royce Opportunity Fund may be a suitable investment as part of your overall investment plan if you want to include a fund that focuses on securities of small- and micro-cap companies.

THE ROYCE FUND PROSPECTUS  |  1

ROYCE OPPORTUNITY FUND

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

Royce Opportunity Fund’s investment goal is long-term growth of capital. Royce invests the Fund’s assets primarily in a diversified portfolio of equity securities issued by small- and micro-cap companies in an attempt to take advantage of what it believes are opportunistic situations for undervalued securities. Boniface A. Zaino, Senior Portfolio Manager of Royce, manages the Fund.

     Such opportunistic situations may include turnarounds, emerging growth companies with interrupted earnings patterns, companies with unrecognized asset values or undervalued growth companies. Although the Fund normally focuses on the securities of companies with market capitalizations less than $2 billion, it may, in certain market environments, invest an equal or greater percentage of its assets in securities of large-cap companies.

     Normally, the Fund will invest at least 65% of its assets in common stocks and convertible securities.

PORTFOLIO DIAGNOSTICS (12/31/00)
Number of Securities	236

Median Market Capitalization	$264 Million

PRIMARY RISKS FOR FUND INVESTORS

As with any mutual fund that invests in common stocks, Royce Opportunity Fund is subject to market risk — the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.

     The prices of small- and micro-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. In addition, the Fund’s ability to achieve its goal will depend largely on Mr. Zaino’s skill in selecting the Fund’s portfolio companies using his opportunistic value approach and on the degree to which the market eventually recognizes the then current worth of these companies.

     Investments in the Fund are not bank deposits and are not insured by the Federal Deposit Insurance Corporation or any other government agency.

The following information provides some indication of the past rewards and risks of investing in the Fund by showing its performance from year to year since its inception, and by showing how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. The sale of Institutional Class shares commenced on May 23, 2000. The performance information prior to that date is for Investment Class shares that do not have the same expenses.

     If Institutional Service Class expenses had been reflected, the returns below would have been lower. Past performance does not indicate how the Fund will perform in the future.

ANNUALIZED RETURNS – in Percentages (%) (12/31/00)
	1 Year	3 Year	From Inception 11/19/96

ROF	19.70	18.45	19.91

Russell 2000	-3.02	4.65	9.79
During the period shown in the bar chart, the highest return for a calendar quarter was 31.19% (quarter ended 6/30/99) and the lowest return for a calendar quarter was -20.09% (quarter ended 9/30/98).

2  |  THE ROYCE FUND PROSPECTUS

TICKER: RYOFX

FEES AND EXPENSES OF THE FUND

The following table presents the fees and expenses that you may pay if you buy and hold Institutional Service Class shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Early redemption fee
On purchases held for six months or more	None

On purchases held for less than six months	1.00%

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	1.00%

Distribution (12b-1) fees	0.25%

Other expenses	0.99%

Total Annual Fund Operating Expenses	2.24%

Fee Waiver	(0.75)%

Net Annual Fund Operating Expenses	1.49%

Royce has contractually agreed to waive its fees and reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expense ratio for its Institutional Service Class shares at or below 1.49% through December 31, 2004.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund’s Institutional Service Class shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund’s Institutional Service Class shares for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of fee waiver in years 1 through 5) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$152	$471	$900	$2,315

FINANCIAL HIGHLIGHTS INFORMATION

The financial highlights table is intended to help you understand the Class’s financial performance for the period ended December 31, 2000 and reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned last year on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers, LLC, whose report, along with the Fund’s financial statements, is included in the Fund’s 2000 Annual Report to Shareholders, which is available upon request.

Period Ended on December 31,	2000*

Net Asset Value, Beginning of Period	$8.12

Investment Operations
Net investment income loss	(0.01)

Net realized and unrealized gain on investments	0.47

Total from investment operations	0.46

Distributions
Distributions from net realized gain on investments	(0.80)

Total distributions	(0.80)

Net Asset Value, End of Period	$7.78

Total Return	6.0	%†

Ratios/Supplemental Data
Net assets, end of period (millions)	$1.1

Ratio of expenses to average net assets**	1.49	%† †

Ratio of net investment income (loss) to average net assets	(0.30	)%††

Portfolio turnover rate	56	%†

*   The Class commenced operations on May 23, 2000.
**  For 2000, this ratio would have been 2.24% before fee waivers by the distributor and expense reimbursements by Royce.
†   Not Annualized.
 ††  Annualized.

THE ROYCE FUND PROSPECTUS  |  3

     Small-capitalization stocks or Small-caps are stocks with market capitalizations of $2 billion or less.

     Market capitalization is the number of a company’s outstanding shares of stock multiplied by its most recent closing price per share.

     The Russell 2000 is an unmanaged index of U.S. small-company common stocks that Royce and others use to benchmark the performance of small- and micro-cap funds. It includes the smallest 2,000 companies (based on market capitalization) among the top 3,000 companies tracked by Frank Russell Company.

INVESTING IN SMALL-COMPANY STOCKS

Small- and Micro-Cap Stocks

Royce views the large and diverse universe of small-cap companies as having two investment segments or tiers. Royce defines small-cap as those companies with market capitalizations between $400 million and $2 billion; we refer to the segment with market capitalizations less than $400 million as micro-cap.

     Small- and micro-cap companies offer investment opportunities and additional risks. They may not be well known to the investing public, may not be significantly owned by institutional investors and may not have steady earnings growth. In addition, the securities of such companies may be more volatile in price, have wider spreads between their bid and ask prices and have significantly lower trading volumes than larger capitalization stocks. As a result, the purchase or sale of more than a limited number of shares of a small- or micro-cap security may affect its market price. Royce may need a considerable amount of time to purchase or sell its positions in these securities, particularly when other Royce-managed accounts or other investors are also seeking to purchase or sell them. Accordingly, Royce’s investment focus on small- and micro-cap securities generally requires it to have a long-term (at least three years) investment outlook for a portfolio security.

     The micro-cap segment consists of more than 6,600 companies. These companies are followed by few, if any, securities analysts, and there tends to be less publicly available information about them. Their securities generally have even more limited trading volumes and are subject to even more abrupt or erratic market price movements than are the securities in the upper tier, and Royce may be able to deal with only a few market-makers when purchasing and selling these securities. Such companies may also have limited markets, financial resources or product lines, may lack management depth and may be more vulnerable to adverse business or market developments. These conditions, which create greater opportunities to find securities trading well below Royce’s estimate of the company’s current worth, also involve increased risk.

     The upper tier of the small-cap universe of securities consists of approximately 1,400 companies. In this segment, there is a relatively higher level of institutional investor ownership and more research coverage by securities analysts than generally exists for micro-cap companies. This greater attention makes the market for such securities more efficient compared to micro-cap securities because they have somewhat greater trading volumes and narrower bid/ask prices.

4  |  THE ROYCE FUND PROSPECTUS

Value Investing

     Royce uses a value method in managing the Fund’s assets. In selecting securities for the Fund, Royce evaluates the quality of a company’s balance sheet, the level of its cash flows and various measures of a company’s profitability. Royce then uses these factors to assess the company’s current worth, basing this assessment on either what it believes a knowledgeable buyer might pay to acquire the entire company or what it thinks the value of the company should be in the stock market. This analysis takes a number of factors into consideration, including the company’s future growth prospects and current financial condition.

     Royce invests in securities of companies that are trading significantly below its estimate of the company’s current worth in an attempt to reduce the risk of overpaying for such companies. Royce also anticipates that the market price of the company’s securities should increase over approximately a three- to five-year period towards this estimate, resulting in capital appreciation for Fund investors.

     Royce’s value approach strives to reduce some of the other risks of investing in small- and micro-cap securities for the Fund’s portfolio taken as a whole by evaluating various other risk factors. Royce attempts to lessen financial risk by buying companies that combine strong balance sheets with low leverage. Royce attempts to decrease portfolio risk in the micro-cap segment of the small-cap universe by broadly diversifying portfolio holdings.

     While there can be no assurance that this risk-averse value approach will be successful, Royce believes that it can reduce some of the risks of investing in small- and micro-cap companies, which are inherently fragile in nature and whose securities have substantially greater market price volatility.

     Although Royce’s approach to security selection seeks to reduce downside risk to the Fund’s portfolio, especially during periods of broad small-cap market declines, it may also potentially reduce gains in strong small-cap up markets.

Temporary Investments

     The Fund may invest in short-term fixed income securities for temporary defensive purposes, to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. If the Fund should implement a temporary investment policy, it may not achieve its investment goal while that policy is in effect.

 THE ROYCE FUND PROSPECTUS  |  5

     Total return is the percentage rate of return on an amount invested in a fund from the beginning to the end of the stated period.

MANAGEMENT OF THE FUND

(l-r) Jack Fockler, Whitney George,
Chuck Royce, Charlie Dreifus, Buzz Zaino

Royce & Associates, Inc. is the Fund’s investment adviser and is responsible for the management of its assets. Royce has been investing in small-cap securities with a value approach for more than 25 years. Its offices are located at 1414 Avenue of the Americas, New York, NY 10019. Charles M. Royce, President and Chief Investment Officer, is primarily responsible for supervising the firm’s investment activities. Boniface A. Zaino, Managing Director and Senior Portfolio Manager of Royce since April 1998, manages the Fund’s portfolio and his investment decisions are independent of those made for the other Royce funds. Mr. Zaino joined Royce in April 1998 and previously was Group Managing Director at Trust Company of the West (since 1984).

     Royce receives advisory fees monthly as compensation for its services to the Fund. The annual rate of this fee is 1.00%.

     Royce Fund Services, Inc. (RFS) distributes the Fund’s shares. The Royce Fund has adopted a distribution plan for the Fund’s Institutional Service Class shares under Rule 12b-1. Under the plan, the Fund will pay a fee to RFS at the annual rate of 0.25% of the average net assets of its Institutional Service Class shares. RFS will use these fees to cover sales-related and shareholder servicing costs and to pay sales commissions and other fees related to the sale of the Fund’s Institutional Service Class shares.

     State Street Bank & Trust Company is the custodian of the Fund’s securities, cash and other assets. State Street’s agent, National Financial Data Services (“NFDS”), is the Fund’s transfer agent.

6  |  THE ROYCE FUND PROSPECTUS

GENERAL SHAREHOLDER INFORMATION

For more detailed discussion of The Royce Fund policies regarding direct ownership of Fund shares, including information on opening accounts, buying, redeeming, exchanging and transferring ownership of Fund shares, please refer to The Royce Fund’s Shareholder Guide dated May 1, 2001.

Purchasing Shares

     If you purchase Fund shares through a third party, such as a discount or full-service broker-dealer, bank or other financial intermediary, investment minimums, commissions, fees, policies and procedures may differ from those described in this Prospectus. If you purchase Fund shares through a third party, the shares may be held in the name of the third party on the Fund’s books. Royce Fund Services, Inc., Royce and/or the Fund may pay fees to broker-dealers, financial intermediaries and other service providers who introduce investors to the Funds and/or provide certain administrative services to their customers who own Fund shares.

PURCHASING SHARES

Minimum initial investments for shares purchased directly from The Royce Fund:

Account Type	Minimum

Regular Account	$50,000

IRA	50,000

403(b)(7) or 401(k) Accounts	None

The subsequent investment minimum is $50, regardless of account type.

The Royce Fund reserves the right both to suspend the offering of the Fund’s shares to new investors and to reject any specific purchase request.

Redeeming Shares

     Early Redemption Fee

     You may redeem shares in your account at any time. In order to discourage short-term investing, The Royce Fund assesses an early redemption fee of 1% on redemptions of shares of the Fund that you held for less than six months. The fee will be paid to the Fund out of the proceeds otherwise payable to you.

     The “first-in, first-out” method is used to determine the six-month holding period by comparing the date of the redemption with the earliest dates of the share purchases in an account. If you are redeeming shares held for less than six months in the account, or another Royce fund account from which you exchanged, you will incur the fee. The anniversary month of an account determines the six-month holding period, so that if you purchased the Fund’s shares in June 2001, these shares would be subject to the fee if you were to redeem them prior to December 2001. If you were to redeem the shares on or after December 1, 2001, they would not be subject to the fee.

THE ROYCE FUND PROSPECTUS  |  7

Net Asset Value (NAV) is the value of the Fund’s net assets divided by the number of its outstanding shares.

     You will incur no fee on shares that you acquire through distribution reinvestment or upon an exchange into another Royce Fund. The following types of shareholders and accounts are exempt from the early redemption fee: pre-approved retirement plans, group investment plans and charitable organizations; profit-sharing trusts, corporations or other institutional investors who are investment advisory clients of Royce; employees of The Royce Fund, Royce or RFS or members of their immediate families or employee benefit plans for them; participants in an Automatic Investment or Withdrawal Plan; omnibus or similar account customers of certain pre-approved broker-dealers and other institutions.

Other Redemption Information

     The Royce Fund may suspend redemption privileges or postpone payment for the Fund when the New York Stock Exchange is closed or during what the Securities and Exchange Commission determines are emergency circumstances.

     The Fund will normally make redemptions in cash, but The Royce Fund reserves the right to satisfy a Fund shareholder’s redemption request by delivering selected shares or units of portfolio securities — redemption in kind — under certain circumstances.

     The Royce Fund reserves the right to involuntarily redeem Fund shares in any account that falls below the minimum initial investment due to redemptions by the shareholder. If at any time the balance in an account does not have a value at least equal to the minimum initial investment, you may be notified that the value of your account is below the Fund’s minimum account balance requirement. You would have 60 days to increase your account balance before the account is liquidated. Proceeds would be paid promptly to the shareholder.

    The Royce Fund also reserves the right to revise or suspend the exchange privilege at any time.

Net Asset Value per Share

     The price of shares that you purchase or redeem will be at their net asset value. The net asset value per share (NAV) for the Fund is calculated at the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time) and is determined every day that the Exchange is open. Net asset value per share is calculated by dividing the value of the Fund’s net assets by the number of its outstanding shares. The Fund’s investments are valued based on market value or, if market quotations are not readily available, at their fair value as determined in good faith under procedures established by The Royce Fund’s Board of Trustees.

     The date on which your purchase, redemption or exchange of shares is processed is the trade date, and the price used for the transaction is based on the next calculation of net asset value after the order is processed.

8  |  THE ROYCE FUND PROSPECTUS

Reports

     The Royce Fund mails shareholder reports semi-annually and, to reduce expenses, may mail only one copy to shareholders with the same last name and sharing the same address. Please call Investor Services at (800) 221-4268 if you need additional copies. You can choose to receive separate report copies for accounts registered to different members of the same household by calling Investor Services. Please allow 30 days for your request to be processed.

TAXATION OF DISTRIBUTIONS

Each year, shareholders receive important tax information about the distributions received in their account(s) for the prior calendar year. Unless your account is an IRA or is otherwise exempt from taxation, all Fund distributions are subject to Federal income tax regardless of whether you receive them in cash or reinvest them in additional shares. The taxation of distributions is not related to how long you have owned a Fund’s shares. The following table describes in general how distributions are taxed at the Federal level. The Fund’s distributions normally consist primarily of capital gains:

Distribution	Rate for 15% tax bracket investors	Rate for 28% and higher tax bracket investors

Income dividend	Ordinary income rate	Ordinary income rate

Short-term capital gains	Ordinary income rate	Ordinary income rate

Long-term capital gains	10%*	20%

* 8% for gains on securities held for more than five years.

Dividends, Distributions and Taxes

    The Fund pays any dividends from net investment income and makes any distributions from net realized capital gains each year in December. Unless the shareholder chooses otherwise, dividends and distributions will be reinvested automatically in additional shares of the Fund.

    Selling or exchanging shares is a taxable event, and a shareholder may realize a taxable gain or loss. The Fund will report to shareholders the proceeds of their redemption(s). The tax consequences of a redemption also depend on the shareholder’s cost basis and holding period, so shareholders should retain all account statements for use in determining the tax consequences of redemptions.

     The Internal Revenue Service will treat any loss you may have on the redemption of Fund shares held for six months or less as a long-term capital loss, up to the amount of any capital gain distributions you received from the Fund during the time you held the shares.

    You should carefully consider the tax implications of purchasing shares shortly prior to a distribution. At the time of purchase, the Fund’s net asset value may include undistributed income or capital gains. When the Fund subsequently distributes these amounts, they are taxable to the shareholder, even though the distribution is economically a return of part of the shareholder’s investment.

    The IRS requires that the Fund withhold 31% of taxable dividends, capital gain distributions and redemptions paid to non-corporate shareholders who have not complied with IRS regulations regarding taxpayer identification.

    The above is only a summary of certain Federal income tax consequences of investing in a Fund. Always consult a tax advisor with questions about Federal, state or local tax consequences. The Statement of Additional Information includes a more detailed discussion of Federal tax matters that may be relevant to a shareholder.

THE ROYCE FUND PROSPECTUS  |  9

For More Information

TheRoyceFund

More information on The Royce Fund is available free upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about a Fund’s investments, together with a discussion of market conditions and investment strategies that significantly affected the Fund’s performance, is available in the Funds’ annual and semi-annual reports to shareholders. These reports are also available online at www.roycefunds.com.

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

Provides more details about The Royce Fund and its policies. A current SAI is on file with the Securities and Exchange Commission (“SEC”) and is incorporated by reference (is legally considered part of this prospectus).

To obtain more information:

By telephone
(800) 221-4268

By mail
The Royce Funds
1414 Avenue of the Americas
New York, NY 10019

By E-mail
funds@roycenet.com

Through the Internet
Prospectuses, applications, IRA forms and additional information are available through our website at www.roycefunds.com

Text only versions of the Funds’ prospectus, SAI and other documents filed with the SEC can be viewed online or downloaded from: www.sec.gov

You can also obtain copies of documents filed with the SEC by visiting the SEC’s Public Reference Room in Washington, DC (telephone (800) SEC-0330) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-6009.

A separate Shareholder Guide has been prepared for direct shareholders and is available free upon request. The Guide contains important shareholder information, including how to purchase and redeem shares of the Funds.

SEC File # 811-03599

Royce Special Equity Fund

Value Investing in Small Companies for More Than 25 Years

Prospectus

May 1, 2001

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities, or determined that the information in this prospectus is accurate or complete. It is a crime to represent otherwise.

Overview	1

Royce Special Equity Fund	2

Investing in Small Company Stocks	5

Management of the Fund	6

General Shareholder Information	7

Overview

At Royce & Associates, Inc. ("Royce"), the Fund's investment adviser, we invest in equity securities of small- and micro-cap companies that are trading significantly below our assessment of their current worth. We base this assessment on either what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market. This analysis takes a number of factors into consideration, including the company's future prospects and current financial condition. We select these securities using a risk-averse value approach, with the expectation that their market prices should increase toward our estimate of their current worth resulting in capital appreciation for Fund investors.

Chuck Royce

The information on pages 2-4 about the Fund's investment goal and principal strategies and about the primary risks for Fund investors is based on, and should be read in conjunction with, the information on pages 5 - 6 of this Prospectus. These pages include information about the investment and risk characteristics of small- and micro-cap companies, the market for their securities and Royce's risk-averse value approach to investing for the Fund.

The performance information presented in this Prospectus is current to December 31, 2000. For more recent information, please visit our website at www.roycefunds.com or contact The Royce Fund through any of the methods listed on the back cover of this Prospectus.

Royce Special Equity Fund may be a suitable investment as part of your overall investment plan if you want to include a fund that focuses on small- and micro-cap companies.

Royce Special Equity Fund	Fund Ticker: RYSEX

Investment Goal and Principal Strategies

The investment objective of Royce Special Equity Fund, managed by Charlie Dreifus, is long-term growth of capital. Royce invests the Fund's assets primarily in a limited number of equity securities of small- and micro-cap companies with market capitalizations less than $500 million. The portfolio manager applies an intensive value approach in managing the Fund's assets. This approach, which combines classic value analysis with accounting cynicism, has its roots in the teachings of Benjamin Graham and Abraham Briloff.

Normally, the Fund will invest at least 80% of its assets in common stocks and convertible securities. At least 65% of these securities will be issued by companies with stock market capitalizations less than $500 million.

Primary Risks for Fund Investors

As with any mutual fund that invests in common stocks, Royce Special Equity Fund is subject to market risk - the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you may lose money over short or long periods of time.

The prices of small- and micro-cap securities are generally more volatile and their markets are less liquid relative to large-cap securities. Therefore, the Fund may involve considerably more risk of loss, and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. The Fund's limited number of portfolio securities may also involve more risk to investors than a more broadly diversified portfolio because it may be more susceptible to any single corporate, economic, political, regulatory or market event.

In addition, the Fund's ability to achieve its goal will depend largely on Mr. Dreifus' skill in selecting its portfolio companies using his intensive value approach and on the degree to which the market eventually recognizes his assessment of the current worth of these companies.

Performance Bar Chart and Table

The following information provides some indication of the past rewards and risks of investing in the Fund by showing how the Fund's total return since its inception compares with that of the Russell 2000, the Fund's benchmark index. Past performance does not indicate how the Fund will perform in the future.

[BAR CHART]

CALENDAR YEAR RETURNS - in Percentages (%)

2000    16.30%
1999    -9.63%

During the period shown in the bar chart, the highest return for a calendar quarter was 12.06% (quarter ended 6/30/99) and the lowest return for a calendar quarter was -9.03% (quarter ended 3/31/99).
Annualized Returns - in Percentages (%)
	One-Year	From Inception (5/01/98)
Royce Special Equity Fund	16.30	-0.78
Russell 2000	-3.02	1.15

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge	None
Maximum sales charge (load) imposed on reinvested dividends	None
Early redemption fee (as a % of the amount redeemed, if applicable)
On purchases held for six months or more	None
On purchases held for less than six months	1%

Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management fees	1.00%
Distribution (12b-1) fees	None
Other expenses	1.26
Total Annual Fund Operating Expenses	2.26
Fee Waiver	(0.77)
Net Annual Fund Operating Expenses	1.49%

Royce has contractually agreed to waive its fees and reimburse expenses to the extent necessary to maintain the Fund's Net Annual Operating Expense ratio at or below 1.49% through December 31, 2001.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's total operating expenses (net of fee waiver in year 1) remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$152	$632	$1,140	$2,535

Portfolio Diagnostics 12/31/00
Number of securities	42
Median market capitalization	$145 million

Financial Highlights Information

The financial highlights table is intended to help you understand the Fund's financial performance since the Fund's inception and reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's 2000 Annual Report to Shareholders, which is available upon request.

	2000	1999	1998*
Net Asset Value, Beginning of Period	$8.31	$9.30	$10.00

Investment Operations
Net investment income	0.12	0.09	0.02
Net realized and unrealized gain (loss) on investments	1.23	(0.98)	(0.70)
Total from investment operations	1.35	(0.89)	(0.68)

Distributions
Distributions from net investment income	(0.11)	(0.10)	(0.02)
Total distributions	(0.11)	(0.10)	(0.02)

Net Asset Value, End of Period	$9.55	$8.31	$9.30

Total Return	16.3%	-9.6%	-6.8%+
Ratios/Supplemental Data
Net assets, end of period (millions)	$3.21	$2.57	$3.08
Ratio of expenses to average net assets**	1.49%	1.49%	1.49%++
Ratio of net investment income to average net assets	1.38%	0.96%	0.33%++
Portfolio turnover rate	61%	57%	13%+

*	The Fund commenced operations on May 1, 1998.
**	For the periods ended December 31, 2000, 1999 and 1998, these ratios would have been 2.26%, 2.12% and 2.20%, respectively, before fee waivers by Royce.

+	Not annualized.
++	Annualized.

Investing in Small Company Stocks

Small- and Micro-Cap Stocks

[PULL QUOTE]

Small-capitalization stocks or Small-caps are stocks with market capitalizations of $2 billion or less.

Market capitalization is the number of a company's outstanding shares of stock multiplied by its most recent closing price per share.

The Russell 2000 is an unmanaged index of U.S. small-company common stocks that Royce and others use to benchmark the performance of small- and micro-cap funds. It includes the smallest 2,000 companies (based on market capitalization) among the top 3,000 companies tracked by Frank Russell Company.

[END PULL QUOTE]

Royce views the large and diverse universe of small-cap companies as having two investment segments or tiers. Royce defines small-cap as those companies with market capitalizations between $400 million and $2 billion; we refer to the segment of small-cap companies with market capitalizations less than $400 million as micro-cap.

Small- and micro-cap companies offer investment opportunities and additional risks. They may not be well known to the investing public, may not be significantly owned by institutional investors and may not have steady earnings growth. In addition, the securities of such companies may be more volatile in price, have wider spreads between their bid and ask prices and have significantly lower trading volumes than larger capitalization stocks. As a result, the purchase or sale of more than a limited number of shares of a small- or micro-cap security may affect its market price. Royce may need a considerable amount of time to purchase or sell its positions in these securities, particularly when other Royce-managed accounts or other investors are also seeking to purchase or sell them. Accordingly, Royce's investment focus on small- and micro-cap securities generally requires it to have a long-term (at least three years) investment outlook for a portfolio security.

The micro-cap segment consists of more than 6,600 companies with market caps below $400 million. These companies are followed by few, if any, securities analysts, and there tends to be less publicly available information about them. Their securities generally have even more limited trading volumes and are subject to even more abrupt or erratic market price movements than are the securities in the upper tier, and Royce may be able to deal with only a few market-makers when purchasing and selling these securities. Such companies may also have limited markets, financial resources or product lines, may lack management depth and may be more vulnerable to adverse business or market developments. These conditions, which create greater opportunities to find securities trading well below Royce's estimate of the company's current worth, also involve increased risk.

The upper tier of the small-cap universe of securities consists of approximately 1,400 companies with market caps between $400 million and $2 billion. In this segment, there is a relatively higher level of institutional investor ownership and more research coverage by brokers than generally exists for micro-cap companies. This greater attention makes the market for such securities more efficient compared to micro-cap securities in that they have somewhat greater trading volumes and narrower bid/ask prices.

Value Investing

Royce uses an intensive value discipline in managing the Fund's assets. This approach, which has its roots in the teachings of Benjamin Graham and Abraham Briloff, combines classic value analysis with accounting cynicism. Royce attempts to invest in equity securities of companies that have one or more of the following characteristics:

  Assets whose value is unrecognized or under-recognized by the market

  A low return on equity or assets employed, but with the potential to earn a higher return by either improving the profitability of these assets or disposing of them

  The ability to operate effectively in an adverse environment

  The burden of an unprofitable subsidiary or business segment that may have been recently reduced or eliminated

  Recent changes in management or control (including through merger or acquisition) and the potential for a turnaround in earnings

  Profitability or other financial characteristics that make their securities undervalued when compared to the market in general or to a specified industry

  A level of net current assets that compares favorably to the aggregate market value of the company's securities

  Substantial or growing cash flow

  A management team that is committed, due to their own stockholdings or otherwise, to managing the company in a way that increases stock values and enhances stockholder wealth

  Financial reporting policies, which, viewed from the outside, appear conservative

In summary, Royce attempts to invest in companies where the market's perception and, therefore, price is significantly lower than Royce's assessment of its current worth, with the expectation that their market prices should increase over a three- to five-year period towards this estimate, thus providing capital appreciation for Fund investors. While there can be no assurance that this risk-averse value approach will be successful, Royce believes that it can reduce some of the risks of investing in small- and micro-cap companies.

Additionally, although Royce's approach to security selection seeks to reduce downside risk (to the portfolio taken as a whole), especially during periods of broad securities market declines, it may also potentially reduce gains in strong up markets.

[PULL QUOTE]

Current worth is what a knowledgeable buyer might pay to acquire the entire company or what the value of the company should be in the stock market, taking into consideration a number of relevant factors, including the company's future prospects.

[END PULL QUOTE]

Temporary Investments

The Fund may invest in short-term fixed income securities for temporary defensive purposes, to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. If the Fund should implement a temporary investment policy, it may not achieve its investment goal while that policy is in effect.

Management of the Fund

Royce & Associates Inc. is the Fund's investment adviser and is responsible for the management of its assets. Its offices are located at 1414 Avenue of the Americas, New York, NY 10019. Royce has been investing in small-cap securities with a value approach for more than 25 years. Charles M. Royce, President and Chief Investment Officer, is primarily responsible for supervising the firm's investment activities. Charles R. Dreifus, CFA, Principal and Senior Portfolio Manager of Royce since February 1998, manages the Fund's portfolio and his investment decisions are independent of those made for the other Royce funds. Mr. Dreifus has 30 years of investment experience, 19 of them as a small and micro-cap value portfolio manager. From November 1982 to January 1998, he was a General Partner and Managing Director and, most recently, a Limited Managing Director of Lazard Freres & Co. LLC. Mr. Dreifus was also the Portfolio Manager of Lazard Special Equity Portfolio, formerly the Lazard Special Equity Fund, and Special Equity Separate Accounts. From June 1968 to November 1982, he was employed by Oppenheimer & Co. as a Limited Partner and Oppenheimer Capital as an Executive Vice President, where he managed the Quest for Value Fund from May 1980 to November 1982.

Royce receives advisory fees monthly as compensation for its services to the Fund. The annual rate of this fee, before any waiver required to maintain the expense ratios of the Fund at or below the specified level as shown in the Fees and Expenses table, is 1.00%. For 2000, the net advisory fees paid to Royce on average net assets were 0.23%.

Royce Fund Services, Inc. distributes the Fund's shares. State Street Bank & Trust Company is the custodian of the Fund's securities, cash and other assets. State Street's agent, National Financial Data Services ("NFDS"), is the Fund's transfer agent.

General Shareholder Information

For a more detailed discussion of The Royce Fund policies regarding direct ownership of Fund shares, including information on opening accounts, buying, redeeming, exchanging and transferring ownership of Fund shares, please refer to The Royce Fund's Shareholder Guide dated May 1, 2001.

Royce Special Equity Fund is offered with no load, meaning that you pay no sales fees or commissions to buy shares directly through The Royce Fund. The Fund does pay its own management fees and other expenses as outlined in this Prospectus.

If you purchase Fund shares through a third party, such as a discount or full-service broker-dealer, bank or other financial intermediary, account minimums, fees, policies and procedures may differ from those described in this Prospectus. If you purchase Fund shares through a third party, the shares may be held in the name of the third party on the Fund's books. Royce Fund Services, Inc., Royce and/or the Fund may pay fees to broker-dealers, financial intermediaries and other service providers who introduce investors to the Funds and/or provide certain administrative services to their customers who own Fund shares.

Purchasing Shares

Minimum initial investments for shares purchased directly through The Royce Funds:

Account Type	Minimum
Regular account	$ 50,000
IRA	2,000
403(b)(7) accounts	2,000

The subsequent investment minimum is $2,000, regardless of account type.

The Royce Fund reserves the right both to suspend the offering of the Fund's shares to new investors and to reject any specific purchase request.

Redeeming Shares

Early Redemption Fee

You may redeem shares in your account at any time. In order to discourage short-term investing, The Royce Fund assesses an early redemption fee of 1% on redemptions of shares of the Fund that you held for less than six months. The fee will be paid to the Fund out of the proceeds otherwise payable to you.

The "first-in, first-out" method is used to determine the six-month holding period by comparing the date of the redemption with the earliest dates of the share purchases in an account. If you are redeeming shares held for less than six months in the account, or another Royce fund account from which you exchanged, you will incur the fee. The anniversary month of an account determines the six-month holding period, so that if you purchased the Fund's shares in June 2001, these shares would be subject to the fee if you were to redeem them prior to December 2001. If you were to redeem the shares on or after December 1, 2001, they would not be subject to the fee.

You will incur no fee on shares that you acquire through distribution reinvestment or upon an exchange into another Royce Fund. The following types of shareholders and accounts are exempt from the early redemption fee: employees of The Royce Fund, Royce or RFS or members of their immediate families or employee benefit plans for them; participants in an Automatic Investment or Withdrawal Plan; certain pre-approved group investment plans and charitable organizations; profit-sharing trusts, corporations or other institutional investors who are investment advisory clients of Royce; omnibus or similar account customers of certain pre-approved broker-dealers and other institutions.

The Royce Fund may suspend redemption privileges or postpone payment for the Fund when the New York Stock Exchange is closed or during what the Securities and Exchange Commission determines are emergency circumstances.

The Fund will normally make redemptions in cash, but The Royce Fund reserves the right to satisfy a Fund shareholder's redemption request by delivering selected shares or units of portfolio securities - redemption in kind - under certain circumstances.

The Royce Fund reserves the right to involuntarily redeem Fund shares in any account that falls below the minimum initial investment due to redemptions by the shareholder. If at any time the balance in an account does not have a value at least equal to the minimum initial investment, you may be notified that the value of your account is below the Fund's minimum account balance requirement. You would have 60 days to increase your account balance before the account is liquidated. Proceeds would be paid promptly to the shareholder.

The Royce Fund also reserves the right to revise or suspend the exchange privilege at any time.

Net Asset Value per Share

The price of shares that you purchase or redeem will be at their net asset value. The net asset value per share (NAV) for the Fund is calculated at the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time) and is determined every day that the Exchange is open. Net asset value per share is calculated by dividing the value of the Fund's net assets by the number of its outstanding shares. The Fund's investments are valued based on market value or, if market quotations are not readily available, at their fair value as determined in good faith under procedures established by The Royce Fund's Board of Trustees.

The date on which your purchase, redemption or exchange of shares is processed is the trade date, and the price used for the transaction is based on the next calculation of net asset value after the order is processed.

Reports

The Royce Fund mails shareholder reports semi-annually and, to reduce expenses, may mail only one copy to shareholders with the same last name and sharing the same address. Please call Investor Services at (800) 221-4268 if you need additional copies. You can choose to receive separate report copies for accounts registered to different members of the same household by calling Investor Services. Please allow 30 days for your request to be processed.

Dividends, Distributions and Taxes

The Fund pays any dividends from net investment income and makes any distributions from net realized capital gains each year in December. Unless the shareholder chooses otherwise, dividends and distributions will be reinvested automatically in additional shares of the Fund.

Each year, shareholders receive important tax information about the distributions received in their account(s) for the prior calendar year. Unless your account is an IRA or is otherwise exempt from taxation, all Fund distributions are subject to Federal income tax regardless of whether you receive them in cash or reinvest them in shares. The taxation of distributions is not related to how long you have owned a Fund's shares. The following table describes in general how distributions are taxed at the Federal level. The Fund's distributions normally consist primarily of capital gains:

Distribution	Rate for 15% tax bracket investor	Rate for 28% and higher tax bracket investor
Income dividend	Ordinary income rate	Ordinary income rate

Short-term capital gains	Ordinary income rate	Ordinary income rate

Long-term capital gains	10%* *8% for gains on securities held for more than five years	20%

Selling or exchanging shares is a taxable event, and a shareholder may realize a taxable gain or loss. The Fund will report to shareholders the proceeds of their redemption(s). The tax consequences of a redemption also depend on the shareholder's cost basis and holding period, so shareholders should retain all account statements for use in determining the tax consequences of redemptions.

The Internal Revenue Service will treat any loss you may have on the redemption of Fund shares held for six months or less as a long-term capital loss, up to the amount of any capital gain distributions you received from the Fund during the time you held the shares.

You should carefully consider the tax implications of purchasing shares shortly prior to a distribution. At the time of purchase, the Fund's net asset value may include undistributed income or capital gains. When the Fund subsequently distributes these amounts, they are taxable to the shareholder, even though the distribution is economically a return of part of the shareholder's investment.

The IRS requires that the Fund withhold 31% of taxable dividends, capital gain distributions and redemptions paid to non-corporate shareholders who have not complied with IRS taxpayer identification regulations.

The above is only a summary of certain Federal income tax consequences of investing in the Fund. Always consult a tax advisor with questions about Federal, state or local tax consequences. The Statement of Additional Information includes a more detailed discussion of Federal tax matters that may be relevant to a shareholder.

For More Information:

The Royce Fund
More information on The Royce Fund is available free upon request, including the following:
Annual/Semi-annual Reports

Additional information about the Fund's investments, together with a discussion of market conditions and investment strategies that significantly affected the Fund's performance, is available in the Fund's annual and semi-annual reports to shareholders.

Statement of Additional Information ("SAI")

Provides more details about The Royce Fund and its policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).

To obtain more information:
By telephone: (800) 221-4268

By mail:
The Royce Funds
1414 Avenue of the Americas
New York, NY 10019

By E-mail:

Through the Internet:
Prospectuses, applications, IRA forms and additional information are available through our website at www.roycefunds.com.

Text only versions of the Fund's prospectus, SAI and other documents filed with the SEC can be viewed online or downloaded from www.sec.gov

You can also obtain copies of documents filed with the SEC by visiting the SEC's Public Reference Room in Washington, DC (telephone (800) SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

A separate Shareholder Guide has been prepared for direct shareholders and is available free upon request. The Guide contains important shareholder information, including how to purchase and redeem shares of the Fund.

SEC File # 811-03599

THE ROYCE FUND
STATEMENT OF ADDITIONAL INFORMATION

          THE ROYCE FUND (the "Trust"), a Delaware business trust, is a diversified open-end registered management investment company, which offers investors the opportunity to invest in nine portfolios or series. Three of the nine series, Royce Micro-Cap Fund, Pennsylvania Mutual Fund and Royce Trust & GiftShares Fund, offer two classes of shares, an Investment Class and a Consultant Class. In addition, Royce Opportunity Fund offers two classes of shares, an Investment Class and an Institutional Service Class. Unless specifically noted, all references to a particular series relate to that series' Investment Class. Each series has distinct investment goals and/or strategies, and a shareholder's interest is limited to the series in which the shareholder owns shares. The nine series (each, a "Fund" and collectively, the "Funds") are:

Royce Premier Fund	Royce Total Return Fund
Royce Micro-Cap Fund	Royce Low-Priced Stock Fund
Pennsylvania Mutual Fund	Royce Opportunity Fund
Royce Select Fund	Royce Special Equity Fund
Royce Trust & GiftShares Fund

          This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Trust's current Prospectuses, each of which is dated May 1, 2001. Please retain this document for future reference. The audited financial statements and schedules of investments included in the Funds' Annual Reports to Shareholders for the fiscal year or period ended December 31, 2000 are incorporated herein by reference. To obtain an additional copy of a Prospectus or Annual Report to Shareholders for any of the Funds, please call Investor Information at 1-800-221-4268.

Investment Adviser	Transfer Agent
Royce & Associates, Inc. ("Royce")	State Street Bank and Trust Company
c/o National Financial Data Services
Distributor	Custodian
Royce Fund Services, Inc. ("RFS")	State Street Bank and Trust Company

May 1, 2001

	Page		Page
OTHER INVESTMENT STRATEGIES	2	CUSTODIAN	23
INVESTMENT POLICIES AND		INDEPENDENT ACCOUNTANTS	24
LIMITATIONS	2	PORTFOLIO TRANSACTIONS	24
RISK FACTORS AND SPECIAL		CODE OF ETHICS AND RELATED
CONSIDERATIONS	6	MATTERS	26
MANAGEMENT OF THE TRUST	11	PRICING OF SHARES BEING OFFERED	27
PRINCIPAL HOLDERS OF SHARES	14	REDEMPTIONS IN KIND	27
INVESTMENT ADVISORY		TAXATION	27
SERVICES	19	DESCRIPTION OF THE TRUST	33
DISTRIBUTION	21	PERFORMANCE DATA	35

OTHER INVESTMENT STRATEGIES

          In addition to the principal investment strategies described in their respective Prospectuses, each Fund may invest the balance of its assets as described below.

ROYCE PREMIER FUND - in securities of companies with stock market capitalizations above $2 billion, non-dividend-paying common stocks and non-convertible preferred stocks and debt securities.

ROYCE MICRO-CAP FUND - in securities of companies with stock market capitalizations above $400 million and non-convertible preferred stocks and debt securities.

PENNSYLVANIA MUTUAL FUND - in securities of companies with stock market capitalizations above $2 billion and non-convertible preferred stocks and debt securities.

ROYCE SELECT FUND - in stocks of companies with market capitalizations above $2 billion and non-convertible preferred stocks and debt securities.

ROYCE TRUST & GIFTSHARES FUND - in securities of companies with market capitalizations above $2 billion and non-convertible preferred stocks and debt securities.

ROYCE TOTAL RETURN FUND - in securities with stock market capitalizations above $2 billion, non-dividend-paying common stocks and non-convertible securities.

ROYCE LOW-PRICED STOCK FUND - in stocks of companies with prices higher than $20 per share or market capitalizations above $2 billion and non-convertible preferred stocks and debt securities.

ROYCE OPPORTUNITY FUND - in securities of companies with stock market capitalizations above $2 billion and non-convertible preferred stocks and debt securities.

ROYCE SPECIAL EQUITY FUND - in common stocks and convertible securities of companies with market capitalizations above $500 million and non-convertible preferred stocks and debt securities.

INVESTMENT POLICIES AND LIMITATIONS

          Listed below are the Funds' fundamental investment policies and limitations. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security or other asset or sets forth a policy regarding quality standards, the percentage limitation or standard will be determined immediately after or at the time of the Fund's acquisition of the security or other asset. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Fund's investment policies and limitations.

          A Fund's fundamental investment policies cannot be changed without the approval of a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Fund. Except for the fundamental investment restrictions set forth below, the investment policies and limitations described in this Statement of Additional Information are operating policies and may be changed by the Board of Trustees without shareholder approval.

          No Fund may, as a matter of fundamental policy:

1.	Issue any senior securities;

2.	Purchase securities on margin or write call options on its portfolio securities;

3.	Sell securities short;

4.	Borrow money, except that each of the Funds may borrow money from banks as a temporary measure for extraordinary or emergency purposes in an amount not exceeding 5% of such Fund's total assets;

5.	Underwrite the securities of other issuers;

6.

Invest more than 10% of its total assets in the securities of foreign issuers (except for Royce Opportunity Fund and Royce Special Equity Fund, each of which may invest up to 25% of its total assets in such securities);

7.

Invest in restricted securities (except for Royce Opportunity Fund, which may invest up to 15% of its net assets in illiquid securities, including restricted securities) or in repurchase agreements which mature in more than seven days;

8.

Invest more than 10% (15% for Royce Opportunity Fund and Royce Special Equity Fund) of its assets in securities for which market quotations are not readily available (i.e., illiquid securities) (except for Pennsylvania Mutual Fund, which is not subject to any such limitation);

9.	Invest, with respect to 75% of its total assets, more than 5% of its assets in the securities of any one issuer (except U.S. Government securities);

10.	Invest more than 25% of its assets in any one industry;

11.	Acquire (own, in the case of Pennsylvania Mutual Fund) more than 10% of the outstanding voting securities of any one issuer;

12.	Purchase or sell real estate or real estate mortgage loans or invest in the securities of real estate companies unless such securities are publicly-traded;

13.	Purchase or sell commodities or commodity contracts;

14.

Make loans, except for purchases of portions of issues of publicly- distributed bonds, debentures and other securities, whether or not such purchases are made upon the original issuance of such securities, and except that each Fund may loan up to 25% of its assets to qualified brokers, dealers or institutions for their use relating to short sales or other securities transactions (provided that such loans are fully collateralized at all times);

15.	Invest in companies for the purpose of exercising control of management;

16.	Purchase portfolio securities from or sell such securities directly to any of the Trust's Trustees, officers, employees or investment adviser, as principal for their own accounts;

17.

Invest in the securities of other investment companies (except for Pennsylvania Mutual Fund, Royce Opportunity Fund and Royce Special Equity Fund, which may invest in such companies as set forth below); or

18.	Invest more than 5% of its total assets in warrants, rights and options (except for Pennsylvania Mutual Fund, which may not purchase any warrants, rights or options).

          No Fund may, as a matter of operating policy:

1.	Invest more than 5% of its net assets in lower-rated (high-risk) non-convertible debt securities; or

2.	Enter into repurchase agreements with any party other than the custodian of its assets.

          Royce Opportunity Fund may not, as a matter of operating policy, invest more than 10% of its assets in the securities of foreign issuers.

          Royce Special Equity Fund may not, as a matter of operating policy:

1.	Invest more than 5% of its assets in the securities of foreign issuers;

2.	Invest more than 5% of its assets in securities for which market quotations are not readily available; or

3.	Invest more than 5% of its assets in the securities of other investment companies.

          The Trust interprets Fundamental Policy No. 8 to preclude any Fund from investing more than 10% (15% for Pennsylvania Mutual Fund, Royce Opportunity Fund and Royce Special Equity Fund) of its net assets in illiquid securities.

Pennsylvania Mutual Fund
Royce Opportunity Fund
Royce Special Equity Fund

          Pennsylvania Mutual Fund and Royce Opportunity Fund may each invest up to 25%, and Royce Special Equity Fund may invest up to 5%, of the value of its total assets in the securities of other investment companies (open or closed-end), including up to 5% of its total assets in the securities of any one other investment company, provided that the Funds and all affiliated persons of the Funds do not own, in the aggregate, more than 3% of the total outstanding stock of any one such investment company. The Funds must acquire such securities in the open market, in transactions involving no commissions or discounts to a sponsor or dealer (other than customary brokerage commissions). Under the 1940 Act, the issuers of such securities are not required to redeem them from any one Fund in an amount exceeding 1% of such issuers' total outstanding securities during any period of less than thirty days. The Funds will vote all proxies with respect to such securities in the same proportion as the vote of all other holders of such securities. Except for cash collateral received in connection with their securities lending activities and invested in the money market funds of their custodian bank, neither Pennsylvania Mutual Fund, Royce Opportunity Fund nor Royce Special Equity Fund has any current intention of investing in the securities of any open-end investment companies.

Royce Opportunity Fund

          Royce Opportunity Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale because they are not registered under the Securities Act of 1933 (the "Securities Act") and other securities for which market quotations are not readily available. Securities which are not registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer, a control person of the issuer or another investor holding such securities.

          A large institutional market has developed for these unregistered privately placed restricted securities, including foreign securities. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. Notwithstanding the fact that these securities may be subject to contractual or legal restrictions on resale to the general public or to certain institutions, unregistered securities that can be sold in accordance with Rule 144A under the Securities Act will not be considered illiquid so long as Royce determines that an adequate trading market exists for the security. Rule 144A allows an institutional trading market for securities otherwise subject to restriction on resale to the general public. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Funds, however, could adversely affect the marketability of such portfolio securities, and the Funds might be unable to dispose of such securities promptly or at reasonable prices.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Funds' Rights as Stockholders

          No Fund may invest in a company for the purpose of exercising control of management. However, a Fund may exercise its rights as a stockholder and communicate its views on important matters of policy to management, the board of directors and/or stockholders if Royce or the Board of Trustees determines that such matters could have a significant effect on the value of the Fund's investment in the company. The activities that a Fund may engage in, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's board of directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of a company or a portion of its assets; or supporting or opposing third party takeover attempts. This area of corporate activity is increasingly prone to litigation, and it is possible that a Fund could be involved in lawsuits related to such activities. Royce will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against the Funds and the risk of actual liability if a Fund is involved in litigation. However, no guarantee can be made that litigation against a Fund will not be undertaken or liabilities incurred.

          A Fund may, at its expense or in conjunction with others, pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if Royce and the Board of Trustees determine this to be in the best interests of a Fund's shareholders.

Securities Lending

          Each Fund may lend up to 25% of its assets to brokers, dealers and other financial institutions. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties that participate in a Global Securities Lending Program organized and monitored by the Funds' custodian and who are deemed by it to be of good standing. Furthermore, such loans will be made only if, in Royce's judgment, the consideration to be earned from such loans would justify the risk.

          The current view of the staff of the Securities and Exchange Commission is that a Fund may engage in such loan transactions only under the following conditions: (i) the Fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (iii) after giving notice, the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned and to any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) the Fund must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Lower-Rated (High-Risk) and Investment Grade Debt Securities

          Each Fund may invest up to 5% (15% for Royce Opportunity Fund) of its net assets in lower-rated (high-risk) non-convertible debt securities. They may be rated from Ba to Ca by Moody's Investors Service, Inc. or from BB to D by Standard & Poor's or may be unrated. These securities have poor protection with respect to the payment of interest and repayment of principal and may be in default as to the payment of principal or interest. These securities are often speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-rated (high-risk) debt securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

          The market for lower-rated (high-risk) debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations cease to be readily available for a lower-rated (high-risk) debt security in which a Fund has invested, the security will then be valued in accordance with procedures established by the Board of Trustees. Judgment plays a greater role in valuing lower-rated (high-risk) debt securities than is the case for securities for which more external sources for quotations and last sale information are available. Adverse publicity and changing investor perceptions may affect a Fund's ability to dispose of lower-rated (high-risk) debt securities.

          Since the risk of default is higher for lower-rated (high-risk) debt securities, Royce's research and credit analysis may play an important part in managing securities of this type for the Funds. In considering such investments for the Funds, Royce will attempt to identify those issuers of lower-rated (high-risk) debt securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. Royce's analysis may focus on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

          Each of the Funds may also invest in non-convertible debt securities in the lowest rated category of investment grade debt. Such securities may have speculative characteristics, and adverse changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

          The Funds may also invest in investment grade non-convertible debt securities. Such securities include those rated Aaa by Moody's (which are considered to be of the highest credit quality and where the capacity to pay interest and repay principal is extremely strong), those rated Aa by Moody's (where the capacity to repay principal is considered very strong, although elements may exist that make risks appear somewhat larger than expected with securities rated Aaa), securities rated A by Moody's (which are considered to possess adequate factors giving security to principal and interest) and securities rated Baa by Moody's (which are considered to have an adequate capacity to pay interest and repay principal, but may have some speculative characteristics).

Foreign Investments

          Each Fund may invest up to 10% of its total assets (25% for Royce Opportunity Fund and Royce Special Equity Fund) in the securities of foreign issuers. Foreign investments involve certain risks which typically are not present in securities of domestic issuers. There may be less information available about a foreign company than a domestic company; foreign companies may not be subject to accounting, auditing and reporting standards and requirements comparable to those applicable to domestic companies; and foreign markets, brokers and issuers are generally subject to less extensive government regulation than their domestic counterparts. Markets for foreign securities may be less liquid and may be subject to greater price volatility than those for domestic securities. Foreign brokerage commissions and custodial fees are generally higher than those in the United States. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, thereby making it difficult to conduct such transactions. Delays or problems with settlements might affect the liquidity of a Fund's portfolio. Foreign investments may also be subject to local economic and political risks, political, economic and social instability, military action or unrest or adverse diplomatic developments, and possible nationalization of issuers or expropriation of their assets, which might adversely affect a Fund's ability to realize on its investment in such securities. Royce may not be able to anticipate these potential events or counter their effects. Furthermore, some foreign securities are subject to brokerage taxes levied by foreign governments, which have the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale.

          Although changes in foreign currency rates may adversely affect the Funds' foreign investments, Royce does not expect to purchase or sell foreign currencies for the Funds to hedge against declines in the U.S. dollar or to lock in the value of any foreign securities they purchase. Consequently, the risks associated with such investments may be greater than if the Funds were to engage in foreign currency transactions for hedging purposes.

Exchange control regulations in such foreign markets may also adversely affect the Funds' foreign investments and the Funds' ability to make certain distributions necessary to maintain their eligibility as regulated investment companies and avoid the imposition of income and excise taxes may, to that extent, be limited.

          The considerations noted above are generally intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

          The Funds may purchase the securities of foreign companies in the form of American Depositary Receipts (ADRs). ADRs are certificates held in trust by a bank or similar financial institution evidencing ownership of securities of a foreign-based issuer. Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying foreign securities in their national markets and currencies.

          Depositories may establish either unsponsored or sponsored ADR facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. Depositories create sponsored ADR facilities in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Repurchase Agreements

          In a repurchase agreement, a Fund in effect makes a loan by purchasing a security and simultaneously committing to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement requires or obligates the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security.

          The Funds may engage in repurchase agreements provided that such agreements are collateralized by cash or securities issued by the U.S. Government or its agencies. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Funds in connection with bankruptcy proceedings), it is the policy of the Trust to enter into repurchase agreements only with its custodian, State Street Bank and Trust Company, and having a term of seven days or less.

Warrants, Rights and Options

          Each Fund, other than Pennsylvania Mutual Fund, may invest up to 5% of its total assets in warrants, rights and options. A warrant, right or call option entitles the holder to purchase a given security within a specified period for a specified price and does not represent an ownership interest.

A put option gives the holder the right to sell a particular security at a specified price during the term of the option. These securities have no voting rights, pay no dividends and have no liquidation rights. In addition, their market prices do not necessarily move parallel to the market prices of the underlying securities.

          The sale of warrants, rights or options held for more than one year generally results in a long-term capital gain or loss to a Fund, and the sale of warrants, rights or options held for one year or less generally results in a short term capital gain or loss. The holding period for securities acquired upon exercise of a warrant, right or call option, however, generally begins on the day after the date of exercise, regardless of how long the warrant, right or option was held. The securities underlying warrants, rights and options could include shares of common stock of a single company or securities market indices representing shares of the common stocks of a group of companies, such as the S&P Small-Cap 600.

          Investing in warrants, rights and call options on a given security allows a Fund to hold an interest in that security without having to commit assets equal to the market price of the underlying security and, in the case of securities market indices, to participate in a market without having to purchase all of the securities comprising the index. Put options, whether on shares of common stock of a single company or on a securities market index, would permit a Fund to protect the value of a portfolio security against a decline in its market price and/or to benefit from an anticipated decline in the market price of a given security or of a market. Thus, investing in warrants, rights and options permits a Fund to incur additional risk and/or to hedge against risk.

* * *

          Royce believes that each of the Funds, except Royce Total Return Fund, are suitable for investment only by persons who can invest without concern for current income, and that such Funds are suitable only for those investors who are in a financial position to assume above-average risks in search for long-term capital appreciation.

MANAGEMENT OF THE TRUST

          The following table sets forth certain information as to each Trustee and officer of the Trust:
Name, Address and Age	Positions Held with the Trust	Principal Occupations
Charles M. Royce* (61) 1414 Avenue of the Americas New York, NY 10019	Trustee, President and Treasurer

President, Managing Director (since April 1997), Secretary, Treasurer, sole director and sole voting shareholder of Royce & Associates, Inc. ("Royce"), the Trust's investment adviser; Trustee, President and Treasurer of the Trust; Director, President and Treasurer of Royce Value Trust, Inc. ("RVT"), Royce Micro-Cap Trust, Inc. ("OTCM") and Royce Focus Trust, Inc. ("RFT") (since October 1996), closed-end diversified management investment companies of which Royce is the investment adviser; Trustee, President and Treasurer of Royce Capital Fund ("RCF") (since December 1996), an open-end diversified management investment company of which Royce is the investment adviser (the Trust, RVT, OTCM, RFT and RCF collectively, "The Royce Funds"); Secretary and sole director of Royce Fund Services, Inc. ("RFS"), a wholly-owned subsidiary of Royce and the distributor of the Trust's shares; and managing general partner of Royce Management Company ("RMC"), a registered investment adviser.

Donald R. Dwight (69) 16 Clover Mill Lane Lyme, NH 03768	Trustee

President of Dwight Partners, Inc.; Trustee of the registered investment companies constituting the Eaton Vance Funds; Chairman (until March 1998) and Chairman Emeritus (since March 1998) of Newspapers of New England, Inc. Mr. Dwight's prior experience includes having served as Lieutenant Governor of the Commonwealth of Massachusetts and as President and Publisher of Minneapolis Star and Tribune Company.

Name, Address and Age	Positions Held with the Trust	Principal Occupations
Richard M. Galkin (62) 654 Boca Marina Court Boca Raton, FL 33487	Trustee

Private investor and President of Richard M. Galkin Associates, Inc., tele-communications consultants. Mr. Galkin's prior business experience includes having served as President of Manhattan Cable Television (a subsidiary of Time Inc.), President of Haverhills Inc. (another Time Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

Stephen L. Isaacs (61) 847 25th Avenue San Francisco, CA 94121	Trustee

President of The Center for Health and Social Policy since September 1996; President of Health Policy Associates, Inc., Consultants; and Director of Columbia University Development Law and Policy Program and Professor at Columbia University until August 1996.

William L. Koke (66) 73 Pointina Road Westbrook, CT 06498	Trustee

Registered investment adviser and financial planner with Shoreline Financial Consultants. Mr. Koke's prior business experience includes having served as Director of Financial Relations of SONAT, Inc., Treasurer of Ward Foods, Inc. and President of CFC, Inc.

David L. Meister (61) 1535 Michael Lane Pacific Palisades, CA 90272	Trustee

Consultant to the communications industry. Chief Executive Officer of Seniorlife.com between December 1999 and June 2000. Mr. Meister's prior business experience includes having served as President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

Name, Address and Age	Positions Held with the Trust	Principal Occupations
Jack E. Fockler, Jr.* (42) 1414 Avenue of the Americas New York, NY 10019	Vice President

Managing Director (since April 1997) and Vice President of Royce, having been employed by Royce since October 1989; Vice President of RFT (since October 1996), RCF (since December 1996) and of the other Royce Funds (since April 1995); Vice President of RFS (since November 1995); and general partner of RMC.

W. Whitney George*(42) 1414 Avenue of the Americas New York, NY 10019	Vice President

Managing Director (since April 1997) and Vice President of Royce, having been employed by Royce since October 1991; Vice President of RCF (since December 1996); Vice President of RFT (since October 1996) and of the other Royce Funds (since April 1995); and general partner of RMC.

Daniel A. O'Byrne* (38) 1414 Avenue of the Americas New York, NY 10019	Vice President and Assistant Secretary

Vice President of Royce (since May 1994), having been employed by Royce since October 1986; and Vice President of RFT (since October 1996), of RCF (since December 1996) and of the other Royce Funds (since July 1994).

John E. Denneen* (34) 1414 Avenue of the Americas New York, NY 10019	Secretary

Associate General Counsel of Royce (since May 1996); Secretary of RFT (since October 1996), of RCF (since December 1996) and of the other Royce Funds (since June 1996); and Associate of Seward & Kissel prior to May 1996.

_______________________________________________________________________________

          *An "interested person" of the Trust and/or Royce under Section 2(a)(19) of the 1940 Act.

          All of the Trust's trustees (other than Mr. Koke) are also directors/trustees of RVT, OTCM and RCF, and all of them are also directors of RFT.

          The Board of Trustees has an Audit Committee, comprised of Donald R. Dwight, Richard M. Galkin, Stephen L. Isaacs, William L. Koke and David L. Meister. The Audit Committee is responsible for, among other things, recommending the selection and nomination of the Funds' independent accountants and for conducting post-audit reviews of the Funds' financial conditions with such independent accountants. Mr. Galkin serves as Chairman of the Audit Committee.

          For the year ended December 31, 2000, the following trustees and affiliated persons of the Trust received compensation from the Trust and/or the other funds in the group of registered investment companies comprising The Royce Funds:
	Aggregate	Pension or Retirement	Total Compensation
	Compensation	Benefits Accrued As	from The Royce Funds
Name	From Trust	Part of Trust Expenses	paid to Trustee/Directors

Donald R. Dwight,	35,000*	N/A	61,750*
Trustee

Richard M. Galkin,	33,000	N/A	61,750
Trustee

Stephen L. Isaacs,	35,000	N/A	61,750
Trustee

William L. Koke,	35,000	N/A	38,750
Trustee

David L. Meister,	35,000	N/A	61,750
Trustee

John D. Diederich,	150,179	10,340	N/A
Director of
Administration

Howard J. Kashner,	74,268	4,354	N/A
General Counsel

John E. Denneen,	88,834	8,163	N/A
Associate General
Counsel

   * Includes $5,250 from the Trust ($9,187 from the Trust and other Royce Funds) deferred during 2000 at the election of Mr. Dwight under The Royce Funds' Deferred Compensation Plan for trustees/directors.

PRINCIPAL HOLDERS OF SHARES

          As of March 31, 2001, the following persons were known to the Trust to be the record and/or beneficial owners of 5% or more of the outstanding shares of certain of its Funds:
	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Royce Premier Fund
Charles Schwab & Co., Inc.	32,317,984	Record	45%
101 Montgomery Street
San Francisco, CA 94104-4122

Royce Micro-Cap Fund
Investment Class

Charles Schwab & Co., Inc.	4,459,475	Record	30%

101 Montgomery Street
San Francisco, CA 94104-4122

Salomon Smith Barney, Inc.	1,694,191	Record	11%
388 Greenwich Street
New York, NY 10013-2339
Royce Micro-Cap Fund
Consultant Class

Bear Stearns Securities Corp	32,744	Record	20%
FBO 220-81341-10
1 Metrotech Ctr N
Brooklyn, NY 11201-3870

Wexford Clearing Services Corp	14,103	Record	8%
FBO Donald J. Hromadka SUCC TTEE
The Lorraine Ainlay Trust
11661 San Vicente Blvd., Ste. 410
Los Angeles, CA 90049-5112

Bear Stearns Securities Corp	12,645	Record	7%
FBO 220-57050-11
1 Metrotech Ctr N
Brooklyn, NY 11201-3870

Pennsylvania Mutual Fund
Investment Class

Charles Schwab & Co., Inc.	4,694,506	Record	9%
101 Montgomery Street
San Francisco, CA 94104-4122
	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Laird Lorton Trust Company C/F	4,939,917	Record	9%
Administrative Systems Inc.
Norton Building, 16th Floor
801 Second Avenue
Seattle, WA 98104-1576

Royce Select Fund

Charles Schwab & Co., Inc.	46,768	Record	50%
101 Montgomery Street
San Francisco, CA 94104-4122

Irving W. Bailey II	20,019	Record and	21%
205 Worth Avenue, STE 201		Beneficial
Palm Beach, FL 33480

Charles M. Royce	11,396	Record and	12%
c/o Royce Management Company		Beneficial
8 Sound Shore Drive
Greenwich, CT 06830-7242

State Street Bank & Trust Co.	4,604	Record	5%
IRA FBO
Cuthbert P. Gorman Jr.
9545 Tamarack Dr.
Indianapolis, IN 46260

Royce Trust & GiftShares Fund
Investment Class

W. Whitney George , Trustee	247,998	Record and	12%
The Royce 1992 GST Trust		Beneficial
1414 Avenue of the Americas
New York, NY 10019-2514

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Royce Total Return Fund
Charles Schwab & Co. Inc.	15,939,840	Record	39%
101 Montgomery Street
San Francisco, CA 94104-4122

Royce Low-Priced Stock Fund
Charles Schwab & Co., Inc.	13,976,195	Record	43%
101 Montgomery Street
San Francisco, CA 94104-4122

Royce Opportunity Fund -
Investment Class
Charles Schwab & Co. Inc.	10,749,616	Record	21%
Attn. Mutual Fund Dept.
101 Montgomery St.
San Francisco, CA 94104-4122

The Northern Trust Co.	10,432,889	Record	20%
Accenture LLP
P.O. Box 92956
Chicago, IL 60675-2956

Royce Opportunity Fund -
Institutional Service Class
State Street Bank & Trust Co.	596,171	Record	52%
GE Capital Information EE Savings
Plan Technology Solutions
801 Pennsylvania Ave.
Kansas City, MO 64105-1307

T Rowe Price Trust Co.	203,239	Record	17%
FBO Retirement Plan Clients
DTD 03/01/01
P.O. Box 17215
Baltimore, MD 21297-1215

Charles Schwab & Co. Inc.	170,146	Record	15%
Attn. Mutual Fund Dept.
101 Montgomery St.
San Francisco, CA 94104-4122

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Mitra & Co.	136,887	Record	12%
Attn. Exp
1000 N Water St. #14
Milwaukee, WI 53202-6648

Royce Special Equity Fund
Kinco & Co. FBO 5686	103,780	Record	23%
c/o Republic National Bank of NY
One Hanson Place
Brooklyn, NY 11243-2907

Charles R. Dreifus	78,747	Record and	18%
1414 Avenue of the Americas		Beneficial
New York, NY 10019

Atwell & Co.	75,014	Record	17%
c/o Chase Manhattan Bank
P.O. Box 456, Wall Street Station
New York, NY 10005

Charles M. Royce	51,370	Record and	11%
c/o Royce Management Company		Beneficial
8 Sound Shore Drive
Greenwich, CT 06830-7242

M. Dozier Gardner	49,801	Record and	11%
100 Upland Rd.		Beneficial
Brookline, MA 02445-7737

Daniel B. Strickberger	27,430	Record and	6%
and Carol A. Strickberger		Beneficial
JT WROS
30 Petersville Road
Mount Kisco, NY 10549-4514

As of March 31, 2001, all of the trustees and officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of the Consultant Classes of Royce Micro-Cap and Trust & GiftShares Funds, of each class of Pennsylvania Mutual Fund and of Royce Premier Fund, Royce Total Return Fund and Royce Low-Priced Stock Fund, and approximately 1.9% of the outstanding shares of the Investment Class of Royce Micro-Cap Fund, approximately 12.4% of the outstanding shares of Royce Select Fund, approximately 12.3% of the outstanding shares of the Investment Class of Royce Trust & GiftShares Fund, approximately 1.2% of the outstanding shares of the Investment Class of Royce Opportunity Fund and approximately 30.2% of the outstanding shares of Royce Special Equity Fund.

INVESTMENT ADVISORY SERVICES

Services Provided by Royce

          As compensation for its services under the Investment Advisory Agreements for the Funds listed below, Royce is entitled to receive the following fees:

Fund	Percentage Per Annum of Fund's Average Net Assets
Royce Premier Fund	1.00
Royce Micro-Cap Fund	1.50
Pennsylvania Mutual Fund	1.00% of first $50,000,000,
.875% of next $50,000,000 and
.75% of any additional average net assets
Royce Trust & GiftShares Fund	1.25
Royce Total Return Fund	1.00
Royce Low-Priced Stock Fund	1.50
Royce Opportunity Fund	1.00
Royce Special Equity Fund	1.00

Such fees are payable monthly from the assets of the Fund involved and, in the case of Royce Micro-Cap, Pennsylvania Mutual, Royce Trust & GiftShares and Royce Opportunity Funds, are allocated between each of their two Classes of shares based on the relative net assets of each class.

          Under such Investment Advisory Agreements, Royce (i) determines the composition of each Fund's portfolio, the nature and timing of the changes in it and the manner of implementing such changes, subject to any directions it may receive from the Trust's Board of Trustees; (ii) provides each Fund with investment advisory, research and related services for the investment of its assets; (iii) furnishes, without expense to the Trust, the services of certain of its executive officers and full-time employees; and (iv) pays such persons' salaries and executive expenses and all expenses incurred in performing its investment advisory duties under the Investment Advisory Agreements.

          The Trust pays all administrative and other costs and expenses attributable to its operations and transactions with respect to the above-listed Funds, including, without limitation, transfer agent and custodian fees; legal, administrative and clerical services; rent for its office space and facilities; auditing; preparation, printing and distribution of its prospectuses, proxy statements, shareholder reports and notices; supplies and postage; Federal and state registration fees; Federal, state and local taxes; non-affiliated trustees' fees; and brokerage commissions.

          Under its Investment Advisory Agreement, Royce Select Fund pays Royce a performance fee. See "Management of the Fund" in Royce Select Fund's Prospectus for further information concerning this fee and other material terms of such Investment Advisory Agreement, including Royce's obligation to pay the Fund's ordinary operating expenses.

          For each of the three years ended December 31, 1998, 1999 and 2000, as applicable, Royce received advisory fees from the Funds (net of any amounts waived by Royce) and waived advisory fees payable to it, as follows:
	Net Advisory Fees	Amounts
Royce Premier Fund	Received by Royce	Waived by Royce
1998	$5,516,894	$ -
1999	5,464,280	-
2000	5,927,099	-

Royce Micro-Cap Fund
1998	2,209,805	600,867
1999	1,421,494	464,060
2000	1,506,648	421,471

Pennsylvania Mutual Fund
1998	4,939,625	-
1999	4,287,443	-
2000	3,802,081	-

Royce Select Fund
1998*	0	9,966
1999	232,607	38,745
2000	287,847	-

Royce Trust & GiftShares Fund
1998	18,198	44,213
1999	78,353	47,727
2000	212,180	9,346

______________

*      November 18, 1998 (commencement of operations) to December 31, 1998

	Net Advisory Fees	Amounts
	Received by Royce	Waived by Royce

Royce Total Return Fund
1998	$1,510,125	$173,838
1999	2,375,933	147,162
2000	2,303,349	60,317

Royce Low-Priced Stock Fund
1998	192,516	119,294
1999	189,309	107,192
2000	675,967	200,095

Royce Opportunity Fund
1998	191,046	79,474
1999	421,670	-
2000	1,868,278	-

Royce Special Equity Fund
1998**	5,049	12,621
1999	10,661	18,536
2000	6,360	21,443

      _________

**    May 1, 1998 (commencement of operations) to December 31, 1998

DISTRIBUTION

          RFS, a wholly-owned subsidiary of Royce, is the distributor of each Fund's shares. RFS has its office at 1414 Avenue of the Americas, New York, New York 10019. It was organized in November 1982 and is a member of the National Association of Securities Dealers, Inc. ("NASD").

          As compensation for its services and for the expenses payable by it under the Distribution Agreement with the Trust, RFS is entitled to receive, for and from the assets of the Fund or share class involved, a monthly fee equal to 1% per annum (consisting of an asset-based sales charge of .75% and a personal service and/or account maintenance fee of .25%) of Royce Micro-Cap Fund's, Pennsylvania Mutual Fund's and Royce Trust & GiftShares Fund's Consultant Classes' respective average net assets, .25% per annum (consisting of an asset-based sales charge) of Royce Trust & GiftShares Fund's and Royce Low-Priced Stock Fund's Investment Class' respective average net assets and .25% per annum (consisting of an asset-based sales charge, personal service fee and/or account maintenance fee) of Royce Opportunity Fund's Institutional Service Class's average net assets. Except to the extent that they may be waived by RFS, these fees are not subject to any required reductions. RFS is also entitled to receive the proceeds of any front-end sales loads that may be imposed on purchases of shares of Royce Micro-Cap Fund's, Pennsylvania Mutual Fund's and Royce Trust & GiftShares Fund's Consultant Classes' and of any contingent deferred sales charges that may be imposed on redemptions of such shares. Currently, each of Pennsylvania Mutual Fund's and Royce Micro-Cap Fund's Consultant Class shares bear a 1% contingent deferred sales charge on shares redeemed within one year of their purchase, and Royce Trust & GiftShares Fund's Consultant Class shares bear a contingent deferred sales charge which declines from 5% during the first year after purchase to 1.5% during the sixth year after purchase. No contingent deferred sales charge is imposed after the sixth year. Royce Premier Fund's, Royce Micro-Cap Fund's, Pennsylvania Mutual Fund's, Royce Select Fund's, Royce Total Return Fund's, Royce Opportunity Fund's and Royce Special Equity Fund's Investment Classes' are not obligated to pay any fees to RFS under the Distribution Agreement.

          Under the Distribution Agreement, RFS (i) seeks to promote the sale and/or continued holding of shares of such Funds through a variety of activities, including advertising, direct marketing and servicing investors and introducing parties on an on-going basis; (ii) pays sales commissions and other fees to those broker-dealers, investment advisers and others (excluding banks) who have introduced investors to such Funds (which commissions and other fees may or may not be the same amount as or otherwise comparable to the distribution fees payable to RFS); (iii) pays the cost of preparing, printing and distributing any advertising or sales literature and the cost of printing and mailing the Funds' prospectuses to persons other than shareholders of the Funds; and (iv) pays all other expenses incurred by it in promoting the sale and/or continued holding of the shares of such Funds and in rendering such services under the Distribution Agreement. The Trust bears the expense of registering its shares with the Securities and Exchange Commission and the cost of filing for sales of its shares under the securities laws of the various states.

          The Trust entered into the Distribution Agreement with RFS pursuant to a Distribution Plan which, among other things, permits each Fund that remains covered by the Plan to pay the monthly distribution fee out of its net assets. As required by Rule 12b-1 under the 1940 Act, the shareholders of each Fund or class of shares that remains covered by the Plan and the Trust's Board of Trustees (which also approved the Distribution Agreement pursuant to which the distribution fees are paid) approved the Plan, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Agreement.

          The Plan may be terminated as to any Fund or class of shares by vote of a majority of the non-interested Trustees who have no direct or indirect financial interest in the Plan or in the Distribution Agreement or by vote of a majority of the outstanding voting securities of such Fund or class. Any change in the Plan that would materially increase the distribution cost to a Fund or class of shares requires approval by the shareholders of such Fund or class; otherwise, the Trustees, including a majority of the non-interested Trustees, as described above, may amend the Plan.

          The Distribution Agreement may be terminated as to any Fund or class of shares at any time on 60 days' written notice and without payment of any penalty by RFS, by the vote of a majority of the outstanding shares of such Fund or class or by the vote of a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to it.

          The Distribution Agreement and the Plan, if not sooner terminated in accordance with their terms, will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees who are not parties to the Agreement or interested persons of any such party and who have no direct or indirect financial interest in the Plan or the Agreement and (ii) either by the vote of a majority of the outstanding shares of the Fund or class of shares involved or by the vote of a majority of the entire Board of Trustees.

          While the Plan is in effect, the selection and nomination of those Trustees who are not interested persons of the Trust will be committed to the discretion of the Trustees who are not interested persons.

          RFS has temporarily waived the distribution fees payable to it by Royce Low-Priced Stock Fund.

          No trustee of the Trust who was not an interested person of the Trust had any direct or indirect financial interest in the operation of the Plan or the Distribution Agreement. Charles M. Royce, an interested person of the Trust, Royce and RFS, had such an interest.

          Under the Rules of Fair Practice of the NASD, the front-end sales loads, asset-based sales charges and contingent deferred sales charges payable by any Fund and/or the shareholders thereof to RFS are limited to (i) 6.25% of total new gross sales occurring after July 7, 1993 plus interest charges on such amount at the prime rate plus 1% per annum, increased by (ii) 6.25% of total new gross sales occurring after such Fund first adopted the Plan until July 7, 1993 plus interest charges on such amount at the prime rate plus 1% per annum less any front-end, asset-based or deferred sales charges on such sales or net assets resulting from such sales.

CUSTODIAN

          State Street Bank and Trust Company ("State Street") is the custodian for the securities, cash and other assets of each Fund and the transfer agent and dividend disbursing agent for each Fund's shares, but it does not participate in any Fund's investment decisions. The Trust has authorized State Street to deposit certain domestic and foreign portfolio securities in several central depository systems and to use foreign sub-custodians for certain foreign portfolio securities, as allowed by Federal law. State Street's main office is at 225 Franklin Street, Boston, Massachusetts 02107. All mutual fund transfer, dividend disbursing and shareholder service activities are performed by State Street's agent, National Financial Data Services, at 330 W. 9th Street, Kansas City, Missouri 64105.

          State Street is responsible for calculating each Fund's daily net asset value per share and for maintaining its portfolio and general accounting records and also provides certain shareholder services.

INDEPENDENT ACCOUNTANTS

          PricewaterhouseCoopers LLP, whose address is 160 Federal Street, Boston, Massachusetts 02110, are the Trust's independent accountants.

PORTFOLIO TRANSACTIONS

          Royce is responsible for selecting the brokers who effect the purchases and sales of each Fund's portfolio securities. Royce does not select a broker to effect a securities transaction for a Fund unless Royce believes such broker is capable of obtaining the best execution for the security involved in the transaction. Best execution is comprised of several factors, including the liquidity of the market for the security, the commission charged, the promptness and reliability of execution, priority accorded the order and other factors affecting the overall benefit obtained.

          In addition to considering a broker's execution capability, Royce generally considers the research and brokerage services which the broker has provided to it, including any research relating to the security involved in the transaction and/or to other securities. Royce may use commission dollars generated by agency transactions for the Funds and its other client accounts to pay for such services. Research services that may be paid for in this way assist Royce in carrying out its investment decision-making responsibilities. They may include general economic research, market and statistical information, industry and technical research, strategy and company research, advice as to the availability of securities or purchasers or sellers of a particular security, research related to portfolio company shareholder voting and performance measurement, and may be written or oral. Brokerage services that may be paid for in this way include effecting securities transactions and incidental functions such as clearance, settlement and custody.

          Royce is authorized, in accordance with Section 28(e) of the Securities Exchange Act of 1934 and under its Investment Advisory Agreements with the Trust, to cause the Funds to pay brokerage commissions in excess of those which another broker might have charged for effecting the same transaction, in recognition of the value of research and brokerage services provided to Royce by the broker. Thus, the Funds generally pay higher commissions to those brokers who provide both such research and brokerage services than those who provide only execution services. Royce determines the overall reasonableness of brokerage commissions paid based on prevailing commission rates for similar transactions and the value it places on the research and/or brokerage services provided to it by the broker, viewed in terms of either the particular transaction or Royce's overall responsibilities with respect to its accounts and those of RMC.

          Research and brokerage services furnished by brokers through whom a Fund effects securities transactions may be used by Royce in servicing all of its accounts and those of RMC, and Royce may not use all of such services in connection with the Trust or any one of its Funds. Moreover, Royce's receipt of these services does not reduce the investment advisory fees payable to Royce, even though Royce might otherwise be required to purchase some of them for cash. Royce may, therefore, be viewed as having a conflict of interest relating to its obtaining such research services with Fund and other client account commission dollars.

          Firms that provide such research and brokerage services to Royce may also promote the sale of the Funds' shares, and Royce and/or RFS may separately compensate them for doing so. RFS does not effect portfolio security transactions for the Funds or others.

          Even though Royce makes investment decisions for each Fund independently from those for the other Funds and the other accounts managed by Royce and RMC, Royce frequently purchases, holds or sells securities of the same issuer for more than one Royce/RMC account because the same security may be suitable for more than one of them. When Royce is purchasing or selling the same security for more than one Royce/RMC account managed by the same primary portfolio manager on the same trading day, Royce generally seeks to average the transactions as to price and allocate them as to amount in a manner believed by Royce to be equitable to each. Royce generally effects such purchases and sales of the same security pursuant to Royce/RMC's Trade Allocation Guidelines and Procedures. Under such Guidelines and Procedures, Royce places and executes unallocated orders with broker-dealers during the trading day and then allocates the securities purchased or sold in such transactions to one or more of Royce's and RMC's accounts at or shortly following the close of trading, generally using the average net price obtained by accounts with the same primary portfolio manager. Royce does such allocations based on a number of judgmental factors that it and RMC believe should result in fair and equitable treatment to those of their accounts for which the securities may be deemed suitable. In some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained for a Fund.

          During each of the three years ended December 31, 1998, 1999 and 2000, the Funds paid brokerage commissions as follows:
Fund	1998	1999	2000
Royce Premier Fund	$828,760	$884,681	$826,856
Royce Micro-Cap Fund	267,469	161,722	318,810
Pennsylvania Mutual Fund	625,624	466,564	786,511
Royce Select Fund	1,975 *	54,130	68,336
Royce Trust & GiftShares Fund	43,648	83,657	98,817
Royce Total Return Fund	463,278	386,684	265,837
Royce Low-Priced Stock Fund	103,338	101,595	488,684
Royce Opportunity Fund	206,872	372,382	1,458,902
Royce Special Equity Fund	748**	9,847	9,450

______________

*     For the period from November 18, 1998 (commencement of operations) to December 31, 1998
**    For the period from May 1, 1998 (commencement of operations) to December 31, 1998

          For the year ended December 31, 2000, the aggregate amount of brokerage transactions of each Fund having a research component and the amount of commissions paid by each Fund for such transactions were as follows:

	Aggregate Amount of
	Brokerage Transactions	Commissions Paid
Fund	Having a Research Component	For Such Transactions
Royce Premier Fund	$169,950,916	$482,936
Royce Micro-Cap Fund	26,717,884	126,531
Pennsylvania Mutual Fund	144,684,453	468,851
Royce Select Fund	7,536,186	31,704
Royce Trust & GiftShares Fund	11,059,942	50,259
Royce Total Return Fund	52,038,978	152,860
Royce Low-Priced Stock Fund	49,415,816	274,653
Royce Opportunity Fund	152,337,196	892,351
Royce Special Equity Fund	346,670	1,124

CODE OF ETHICS AND RELATED MATTERS

           Royce, RFS, RMC and The Royce Funds have adopted a Code of Ethics under which directors, officers, employees and partners of Royce, RFS and RMC ("Royce-related persons") and interested trustees/directors, officers and employees of The Royce Funds are generally prohibited from personal trading in any security which is then being purchased or sold or considered for purchase or sale by a Royce Fund or any other Royce or RMC account. The Code of Ethics permits such persons to engage in other personal securities transactions if (i) the securities involved are United States Government debt securities, municipal debt securities, money market instruments, shares of registered open-end investment companies or shares acquired from an issuer in a rights offering or under an automatic dividend reinvestment or employer-sponsored automatic payroll-deduction cash purchase plan, (ii) the transactions are either non-volitional or are effected in an account over which such person has no direct or indirect influence or control or (iii) they first obtain permission to trade from Royce's Compliance Officer and an executive officer of Royce. The Code contains standards for the granting of such permission, and permission to trade will usually be granted only in accordance with such standards.

          Royce's and RMC's clients include several private investment companies in which Royce or RMC has (and, therefore, Charles M. Royce, Jack E. Fockler, Jr., W. Whitney George, Boniface A. Zaino and/or other Royce-related persons may be deemed to beneficially own) a share of up to 15% of the company's realized and unrealized net capital gains from securities transactions, but less than 5% of the company's equity interests. The Code of Ethics does not restrict transactions effected by Royce or RMC for such private investment company accounts, and transactions for such accounts are subject to Royce's and RMC's allocation policies and procedures. See "Portfolio Transactions".

          As of March 31, 2001 Royce-related persons, interested trustees/directors, officers and employees of The Royce Funds and members of their immediate families beneficially owned shares of The Royce Funds having a total value of over $47 million, and such persons beneficially owned equity interests in Royce-related private investment companies totalling approximately $2.1 million.

PRICING OF SHARES BEING OFFERED

          The purchase and redemption price of each Fund's shares is based on the Fund's current net asset value per share. See "Net Asset Value Per Share" in the Funds' Prospectuses.

          As set forth under "Net Asset Value Per Share", State Street determines each Fund's net asset value per share at the close of regular trading on the New York Stock Exchange (generally at 4:00 p.m. Eastern Time), on each day that the Exchange is open. The Exchange is open on all weekdays which are not holidays. Thus, it is closed on Saturdays and Sundays and on New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

REDEMPTIONS IN KIND

          Conditions may arise in the future which would, in the judgment of the Trust's Board of Trustees or management, make it undesirable for a Fund to pay for all redemptions in cash. In such cases, payment may be made in portfolio securities or other property of the Fund. However, the Trust is obligated to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Trust's net assets if that is less) in any 90-day period. Royce would select the securities delivered in payment of redemptions, valued at the same value assigned to them in computing the Fund's net asset value per share for purposes of such redemption. Shareholders receiving such securities would incur brokerage costs when these securities are sold.

TAXATION

          Each Fund has qualified and intends to remain qualified each year for the tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, a Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and the diversification of its assets.

          By so qualifying, a Fund will not be subject to Federal income taxes to the extent that its net investment income and capital gain net income are distributed, so long as the Fund distributes, as ordinary income dividends, at least 90% of its investment company taxable income.

          The Internal Revenue Service (the "IRS") will impose a non-deductible 4% excise tax on a Fund to the extent that the Fund does not distribute (including by declaration of certain dividends), during each calendar year, (i) 98% of its ordinary income for such calendar year, (ii) 98% of its capital gain net income for the one-year period ending October 31 of such calendar year (or the Fund's actual taxable year ending December 31, if elected) and (iii) the remaining 2% of such amounts if not distributed in the prior year. To avoid the application of this tax, each Fund intends to distribute substantially all of its net investment income and capital gain net income at least annually to its shareholders.

          Each Fund maintains accounts and calculates income by reference to the U.S. dollar for U.S. Federal income tax purposes. Investments calculated by reference to foreign currencies will not necessarily correspond to a Fund's distributable income and capital gains for U.S. Federal income tax purposes as a result of fluctuations in foreign currency exchange rates. Furthermore, if any exchange control regulations were to apply to a Fund's investments in foreign securities, such regulations could restrict that Fund's ability to repatriate investment income or the proceeds of sales of securities, which may limit the Fund's ability to make sufficient distributions to satisfy the 90% distribution requirement and avoid the 4% excise tax.

          Income earned or received by a Fund from investments in foreign securities may be subject to foreign withholding taxes unless a withholding exemption is provided under an applicable treaty. Any such taxes would reduce that Fund's cash available for distribution to shareholders. It is currently anticipated that none of the Funds will be eligible to elect to "pass through" such taxes to their shareholders for purposes of enabling them to claim foreign tax credits or other U.S. income tax benefits with respect to such taxes.

          If a Fund invests in stock of a so-called passive foreign investment company ("PFIC"), the Fund may be subject to Federal income tax on a portion of any "excess distribution" with respect to, or gain from the disposition of, the stock. The Fund would determine the tax by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The Fund would be taxed on the amount so allocated to any taxable year of the Fund prior to the taxable year in which the excess distribution or disposition occurs, at the highest marginal income tax rate in effect for such years, and the tax would be further increased by an interest charge. The Fund would include in its investment company taxable income the amount allocated to the taxable year of the distribution or disposition and, accordingly, it would not be taxable to the Fund to the extent distributed by the Fund as a dividend to shareholders.

          In lieu of being taxable in the manner described above, a Fund may be able to elect to include annually in income its pro rata share of the ordinary earnings and net capital gain (whether or not distributed) of the PFIC. In order to make this election, the Fund would need to obtain annual information from the PFICs in which it invests, which in many cases may be difficult to obtain. Alternatively, if eligible, the Fund may be able to elect to mark to market its PFIC stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. In the event that the Fund makes a mark to market election for the current taxable year, then any resulting gain or loss is reportable as ordinary income or loss. The Fund may make either of these elections with respect to its investments (if any) in PFICs.

          Investments of a Fund in securities issued at a discount or providing for deferred interest payments or payments of interest in kind (which investments are subject to special tax rules under the Code) will affect the amount, timing and character of distributions to shareholders. For example, a Fund which acquires securities issued at a discount is required to accrue as ordinary income each year a portion of the discount (even though the Fund may not have received cash interest payments equal to the amount included in income) and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.

Distributions

          For Federal income tax purposes, distributions by each Fund from net investment income and from any net realized short-term capital gain are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Ordinary income generally cannot be offset by capital losses. For corporate shareholders, distributions of net investment income (but not distributions of short-term capital gains) may qualify in part for the 70% dividends received deduction for purposes of determining their regular taxable income. (However, the 70% dividends received deduction is not allowable in determining a corporate shareholder's alternative minimum taxable income.) The amount qualifying for the dividends received deduction generally will be limited to the aggregate dividends received by the Fund from domestic corporations. The dividends received deduction for a corporate shareholder may be further reduced or eliminated if the shares with respect to which dividends are received by the Fund or the corporate shareholder's Fund shares are treated as debt-financed or are deemed to have been held for fewer than 46 days, during a 90 day period beginning 45 days before and ending 45 days after the Fund is entitled to receive such dividends, or under other generally applicable statutory limitations.

          So long as a Fund qualifies as a regulated investment company and satisfies the 90% distribution requirement, distributions by the Fund from net capital gains will be taxable, whether received in cash or reinvested in Fund shares and regardless of how long a shareholder has held Fund shares. Such distributions are not eligible for the dividends received deduction. Capital gain distributions by the Fund, although fully includible in income, currently are taxed at a lower maximum marginal Federal income tax rate than ordinary income in the case of non-corporate shareholders. Such long-term capital gains are generally taxed at a maximum marginal rate of 20%.

          Distributions by a Fund in excess of its current and accumulated earnings and profits will reduce a shareholder's basis in Fund shares (but, to that extent, will not be taxable) and, to the extent such distributions exceed the shareholder's basis, will be taxable as capital gain assuming the shareholder holds Fund shares as capital assets.

          A distribution is treated as paid during a calendar year if it is declared in October, November or December of the year to shareholders of record in such month and paid by January 31 of the following year. Such distributions are taxable to such shareholders as if received by them on December 31, even if not paid to them until January. In addition, certain other distributions made after the close of a Fund's taxable year may be "spilled back" and treated as paid by the Fund (other than for purposes of avoiding the 4% excise tax) during such year. Such dividends would be taxable to the shareholders in the taxable year in which the distribution was actually made by the Fund.

          The Trust will send written notices to shareholders regarding the amount and Federal income tax status as ordinary income or capital gain of all distributions made during each calendar year.

Back-up Withholding/Withholding Tax

          Under the Code, certain non-corporate shareholders who are United States persons may be subject to 31% withholding on reportable dividends, capital gains distributions and redemption payments ("back-up withholding"). Generally, shareholders subject to back-up withholding are those for whom a taxpayer identification number and certain required certifications are not on file with the Trust or who, to the Trust's knowledge, have furnished an incorrect number. In addition, the IRS requires the Trust to withhold from distributions to any shareholder who does not certify to the Trust that such shareholder is not subject to back-up withholding due to notification by the IRS that such shareholder has under-reported interest or dividend income. When establishing an account, an investor must certify under penalties of perjury that such investor's taxpayer identification number is correct and that such investor is not subject to or is exempt from back-up withholding.

          Ordinary income distributions paid to shareholders who are non-resident aliens or which are foreign entities are subject to 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under an applicable treaty. Non-U.S. shareholders are urged to consult their own tax advisers concerning the United States tax consequences to them of investing in a Fund.

Timing of Purchases and Distributions

          At the time of an investor's purchase, a Fund's net asset value may reflect undistributed income or capital gains or net unrealized appreciation of securities held by the Fund. A subsequent distribution to the investor of such amounts, although it may in effect constitute a return of his or its investment in an economic sense, would be taxable to the shareholder as ordinary income or capital gain as described above. Investors should carefully consider the tax consequences of purchasing Fund shares just prior to a distribution, as they will receive a distribution that is taxable to them.

Sales, Redemptions or Exchanges of Shares

          Gain or loss recognized by a shareholder upon the sale, redemption or other taxable disposition of Fund shares (provided that such shares are held by the shareholder as a capital asset) will be treated as capital gain or loss, measured by the difference between the adjusted basis of the shares and the amount realized on the sale or exchange. Gains for non-corporate shareholders will be taxed at a maximum Federal rate of 20% for shares held for more than 12 months; and 39.6% (ordinary income rate) for shares held for 12 months or less. For regular corporations, the maximum Federal rate on all income is 35%. The IRS will disallow a loss to the extent that the shares disposed of are replaced (including by receiving Fund shares upon the reinvestment of distributions) within a period of 61 days, beginning 30 days before and ending 30 days after the sale of the shares. In such a case, the amount of the disallowed loss will increase the basis of the shares acquired. A loss recognized upon the sale, redemption or other taxable disposition of shares held for 6 months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to such shares. A shareholder's exchange of shares between Funds will be treated for tax purposes as a sale of the Fund shares surrendered in the exchange, and may result in the shareholder's recognizing a taxable gain or loss.

* * *

          The foregoing relates to Federal income taxation. Distributions, as well as any gains from a sale, redemption or other taxable disposition of Fund shares, also may be subject to state and local taxes. Under current law, so long as each Fund qualifies for the Federal income tax treatment described above, it is believed that neither the Trust nor any Fund will be liable for any income or franchise tax imposed by Delaware.

          Investors are urged to consult their own tax advisers regarding the application to them of Federal, state and local tax laws.

Royce Trust & GiftShares Fund

          Gift Taxes

          An investment in Royce Trust & GiftShares Fund may be a taxable gift for Federal tax purposes, depending upon the option selected and other gifts that the Donor and his or her spouse may make during the year.

          If the Donor selects the Withdrawal Option, the entire amount of the gift will be a "present interest" that qualifies for the Federal annual gift tax exclusion. In that case, the Donor will be required to file a Federal gift tax return for the year of the gift only if (i) he or she makes gifts (including the gift of Fund shares) totaling more than the amount of the Federal annual gift tax exclusion (currently, $10,000) to the same individual during that year, (ii) the Donor and his or her spouse elects to have any gifts by either of them treated as "split gifts" (i.e., treated as having been made one-half by each of them for gift tax purposes) or (iii) the Donor makes any gift of a future interest during that year. The Trustee will notify the Beneficiary of his or her right of withdrawal promptly following any investment in the Fund under the Withdrawal Option.

          If the Donor selects the Accumulation Option, the entire amount of the gift will be a "future interest" for Federal gift tax purposes, so that none of the gift will qualify for the Federal annual gift tax exclusion. Consequently, the Donor will have to file a Federal gift tax return (IRS Form 709) reporting the entire amount of the gift, even if the gift is less than $10,000.

          No Federal gift tax will be payable by the Donor until his or her cumulative taxable gifts (i.e., gifts other than those qualifying for the annual exclusion or other exclusions) exceed the Federal gift and estate tax applicable exclusion amount (currently $675,000 in 2000 and 2001 and eventually increasing in uneven stages to $1,000,000 in 2006). Any gift of Fund shares that does not qualify as a present interest will reduce the amount of the Federal gift and estate tax exemption that would otherwise be available for future gifts or to the Donor's estate. All gifts of Fund shares qualify for "gift splitting" with the Donor's spouse, meaning that the Donor and his or her spouse may elect to treat the gift as having been made one-half by each of them.

          The Donor's gift of Fund shares may also have to be reported for state gift tax purposes, if the state in which the Donor resides imposes a gift tax. Many states do not impose such a tax. Some of those that do follow the Federal rules concerning the types of transfers subject to tax and the availability of the annual exclusion.

          Generation-Skipping Transfer Taxes

          If the Beneficiary of a gift of Royce Trust & GiftShares Fund shares is a grandchild or more remote descendant of the Donor or is assigned, under Federal tax law, to the generation level of the Donor's grandchildren or more remote descendants, any part of the gift that does not qualify for the Federal annual gift tax exclusion will be a taxable transfer for purposes of the Federal generation-skipping transfer tax ("GST tax"). The Donor may protect these gifts from the GST tax by allocating his or her GST exemption until his or her cumulative gifts (other than certain gifts qualifying for the annual exclusion or other exclusions) to individuals assigned, under Federal tax law, to the generation level of the Donor's grandchildren or more remote descendants exceed the GST tax exemption (currently, $1,060,000 for 2001). The tax rate on transfers subject to GST tax is the maximum Federal estate tax rate (currently, 55%). The donor must report gifts subject to GST tax, whether or not covered by the GST tax exemption, on the Donor's Federal gift tax return. Whether, and the extent to which, an investment in Royce Trust & GiftShares Fund will qualify for the Federal annual gift tax exclusion will depend upon the option selected and other gifts that the Donor and his or her spouse may have made during the year. See "Gift Taxes" above.

          Income Taxes

          The Internal Revenue Service has taken the position in recent rulings that a trust beneficiary who is given a power of withdrawal over contributions to the trust should be treated as the "owner" of the portion of the trust that was subject to the power for Federal income tax purposes. Accordingly, if the Donor selects the Withdrawal Option, the Beneficiary may be treated as the "owner" of all of the Fund shares in the account for Federal income tax purposes, and will be required to report all of the income and capital gains earned in the Trust on his or her personal Federal income tax return. The Trust will not pay Federal income taxes on any of the Trust's income or capital gains. The Trustee will prepare and file the Federal income tax information returns that are required each year (and any state income tax returns that may be required), and will send the Beneficiary a statement following each year showing the amounts (if any) that the Beneficiary must report on his or her income tax returns for that year. If the Beneficiary is under fourteen years of age, these amounts may be subject to Federal income taxation at the marginal rate applicable to the Beneficiary's parents. The Beneficiary will have the option to require the Trustee to pay him or her a portion of the Trust's income and capital gains exercisable annually to provide funds with which to pay any resulting income taxes, which the Trustee will do by redeeming Fund shares. The amount distributed will be the lesser of the amount the Beneficiary requests and a fraction of the Trust's ordinary income and short-term capital gains and long-term capital gains equal to the highest marginal Federal income tax rate imposed on each type of income (currently, 39.6% and 20%, respectively).

          Under the Withdrawal Option, the Beneficiary will also be able to require the Trustee to pay his or her tuition, room and board and other expenses of his or her college or post-graduate education (subject, in certain instances, to approval by the Beneficiary's Representative), and the Trustee will raise the cash necessary to fund these distributions by redeeming Fund shares. Any such redemption will result in the realization of capital gain or loss on the shares redeemed, which will be reportable by the Beneficiary on his or her income tax returns for the year in which the shares are redeemed, as described above.

          If the Donor selects the Accumulation Option, the Trust that he or she creates will be subject to Federal income tax on all income and capital gains earned by the Trust, less a $100 annual exemption (in lieu of the personal exemption allowed to individuals). The amount of the tax will be determined under the tax rate schedule applicable to estates and trusts, which is more sharply graduated than the rate schedule for individuals, reaching the same maximum marginal rate for ordinary income and short-term capital gains (currently, 39.6%), but at a much lower taxable income level (for 2001, $8,900) than would apply to an individual. It is anticipated, however, that most of the income generated by Fund shares will be long-term capital gains, on which the Federal income tax rate is currently limited to 20%. The Trustee will raise the cash necessary to pay any Federal or state income taxes by redeeming Fund shares. The Beneficiary will not pay Federal income taxes on any of the Trust's income or capital gains, except those earned in the year when the Trust terminates. The Trustee will prepare and file all Federal and state income tax returns that are required each year, and will send the Beneficiary an information statement for the year in which the Trust terminates showing the amounts (if any) that the Beneficiary must report on his or her Federal and state income tax returns for that year.

          When the Trust terminates, the distribution of the remaining Fund shares held in the Trust to the Beneficiary will not be treated as a taxable disposition, and no capital gain or loss will be realized by the Beneficiary (or, if he or she has died, by his or her estate) at that time. Any Fund shares received by the Beneficiary will have the same cost basis as they had in the Trust at the time of termination. Any Fund shares received by the Beneficiary's estate will have a basis equal to the value of the shares at the Beneficiary's death (or the alternate valuation date for Federal estate tax purposes, if elected).

          Consultation With Qualified Tax Adviser

          Due to the complexity of Federal and state gift, GST and income tax laws pertaining to all gifts in trust, prospective Donors should consider consulting with an attorney or other qualified tax adviser before investing in Royce Trust & GiftShares Fund.

DESCRIPTION OF THE TRUST

Trust Organization

          The Trust was organized in April 1996 as a Delaware business trust. It is the successor by mergers to The Royce Fund, a Massachusetts business trust (the "Predecessor"), and Pennsylvania Mutual Fund, a Delaware business trust. The mergers were effected on June 28, 1996, under an Agreement and Plan of Merger pursuant to which the Predecessor and Pennsylvania Mutual Fund merged into the Trust, with each Fund of the Predecessor and Pennsylvania Mutual Fund becoming an identical counterpart series of the Trust, Royce continuing as the Funds' investment adviser under their pre-merger Investment Advisory Agreements and RFS continuing as the Trust's distributor. A copy of the Trust's Certificate of Trust is on file with the Secretary of State of Delaware, and a copy of its Trust Instrument, its principal governing document, is available for inspection by shareholders at the Trust's office in New York. The Trust's business and affairs are managed under the direction of its Board of Trustees.

          The Trust has an unlimited authorized number of shares of beneficial interest, which the Board of Trustees may divide into an unlimited number of series and/or classes without shareholder approval. (Each Fund, other than Royce Micro-Cap, Pennsylvania Mutual, Royce Trust & GiftShares and Royce Opportunity Funds, presently has only one class of shares.) Shareholders are entitled to one vote per share (with proportional voting for fractional shares). Shares vote by individual series, except that shares are voted in the aggregate and not by individual series when required by the 1940 Act and that if Trustees determine that a matter affects shareholders of only one series or class, then only shareholders of that series or class are entitled to vote on that matter.

          Royce Micro-Cap Fund, Pennsylvania Mutual Fund and Royce Trust & GiftShares Fund each have two classes of shares, an Investment Class and a Consultant Class. In addition, Royce Opportunity Fund has two classes of shares, an Investment Class and an Institutional Service Class. The shares of each class represent a pari passu interest in such Fund's investment portfolio and other assets and have the same redemption and other rights.

          On June 17, 1997, Pennsylvania Mutual Fund and Royce Total Return Fund acquired all of the assets and assumed all of the liabilities of Royce Value Fund and Royce Equity Income Fund, respectively. The acquisitions were accomplished by exchanging shares of Pennsylvania Mutual Fund's Consultant Class and of Royce Total Return Fund equal in value to the shares of Royce Value Fund and Royce Equity Income Fund owned by each of their respective shareholders.

          On April 30, 1999, Royce GiftShares Fund and PMF II changed their names to Royce Trust & GiftShares Fund and Royce Opportunity Fund, respectively.

          On August 4, 2000, Royce Total Return Fund acquired all of the assets and assumed all of the liabilities of The REvest Value Fund. The acquisition was accomplished by exchanging shares of REvest for Royce Total Return Fund shares.

          Each of the Trustees currently in office, other than Mr. Dwight, were elected by the Predecessor's shareholders. Mr. Dwight was elected by the Trust's Board of Trustees on June 18, 1998, to serve as a Trustee of the Trust until his successor has been duly elected. There will normally be no meeting of shareholders for the election of Trustees until less than a majority of the shareholder-elected Trustees remain in office, at which time the Trustees will call a shareholders meeting for the election of Trustees. In addition, Trustees may be removed from office by written consents signed by the holders of a majority of the outstanding shares of the Trust and filed with the Trust's custodian or by a vote of the holders of a majority of the outstanding shares of the Trust at a meeting duly called for this purpose upon the written request of holders of at least 10% of the Trust's outstanding shares. Upon the written request of 10 or more shareholders of the Trust, who have been shareholders for at least 6 months and who hold shares constituting at least 1% of the Trust's outstanding shares, stating that such shareholders wish to communicate with the Trust's other shareholders for the purpose of obtaining the necessary signatures to demand a meeting to consider the removal of a Trustee, the Trust is required (at the expense of the requesting shareholders) to provide a list of its shareholders or to distribute appropriate materials. Except as provided above, the Trustees may continue to hold office and appoint their successors.

          The trustee of the Royce Trust & GiftShares Fund trusts will send notices of meetings of Royce Trust & GiftShares Fund shareholders, proxy statements and proxies for such meetings to the trusts' beneficiaries to enable them to attend the meetings in person or vote by proxies. It will vote all Trust & GiftShares Fund shares held by it which are not present at the meetings and for which no proxies are returned in the same proportions as Trust & GiftShares Fund shares for which proxies are returned.

          Shares are freely transferable, are entitled to distributions as declared by the Trustees and, in liquidation of the Trust or their series, are entitled to receive the net assets of their series and/or class. Shareholders have no preemptive rights. The Trust's fiscal year ends on December 31.

Shareholder Liability

          Generally, shareholders will not be personally liable for the obligations of their Fund or of the Trust under Delaware law. The Delaware Business Trust Act provides that a shareholder of a Delaware business trust is entitled to the same limited liability extended to stockholders of private corporations for profit organized under the Delaware General Corporation Law. No similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder of the Trust is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law and may thereby subject Trust shareholders to liability. To guard against this possibility, the Trust Instrument (i) requires that every written obligation of the Trust contain a statement that such obligation may be enforced only against the Trust's assets (however, the omission of this disclaimer will not operate to create personal liability for any shareholder); and (ii) provides for indemnification out of Trust property of any Trust shareholder held personally liable for the Trust's obligations. Thus, the risk of a Trust shareholder incurring financial loss beyond his investment because of shareholder liability is limited to circumstances in which: (i) a court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Trust itself would be unable to meet its obligations. In light of Delaware law, the nature of the Trust's business and the nature of its assets, management believes that the risk of personal liability to a Trust shareholder is extremely remote.

PERFORMANCE DATA

          The Funds' performances may be quoted in various ways. All performance information supplied for the Funds is historical and is not intended to indicate future returns. Each Fund's share price and total returns fluctuate in response to market conditions and other factors, and the value of a Fund's shares when redeemed may be more or less than their original cost.

Total Return Calculations

          Total returns quoted reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions and any change in the Fund's net asset value per share (NAV) over the period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a Fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

          In addition to average annual total returns, a Fund's cumulative total returns, reflecting the simple change in value of an investment over a stated period, may be quoted. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share prices) in order to illustrate the relationship of these factors and their contributions to total return. Total returns and other performance information may be quoted numerically or in a table, graph or similar illustration.

Historical Fund Results

          The following table shows certain of the Funds' total returns for the periods indicated. Such total returns reflect all income earned by each Fund, any appreciation or depreciation of the assets of such Fund and all expenses incurred by such Fund for the stated periods. The table compares the Funds' total returns to the records of the Russell 2000 Index (Russell 2000) and Standard & Poor's 500 Composite Stock Price Index (S&P 500) over the same periods. The comparison to the Russell 2000 shows how the Funds' total returns compared to the record of a broad index of small capitalization stocks. The S&P 500 comparison is provided to show how the Funds' total returns compared to the record of a broad average of common stock prices over the same period. The Funds have the ability to invest in securities not included in the indices, and their investment portfolios may or may not be similar in composition to the indices. Figures for the indices are based on the prices of unmanaged groups of stocks, and, unlike the Funds, their returns do not include the effect of paying brokerage commissions and other costs and expenses of investing in a mutual fund.
	Period Ended
Fund	December 31, 2000	Russell 2000	S&P 500

Royce Premier Fund
1 Year Total Return	17.1%	-3.0%	-9.1%
5 Year Average Annual Total Return	14.3	10.3	18.3
Average Annual Total Return since 12-31-91	14.1	12.6	16.1
(commencement of operations)

Royce Micro-Cap Fund
1 Year Total Return	16.7%	-3.0%	-9.1%
5 Year Average Annual Total Return	13.1	10.3	18.3
Average Annual Total Return since 12-31-91	15.4	12.6	16.1
(commencement of operations)

Royce Micro-Cap Fund (Consultant Class)
1 Year Total Return	15.5%	-3.0%	-9.1%
Average Annual Total Return since 5-1-98	4.0	1.2	8.1
(commencement of sale of Consultant Class
shares)

Pennsylvania Mutual Fund (Investment Class)
1 Year Total Return	18.4%	-3.0%	-9.1%
5 Year Average Annual Total Return	13.0	10.3	18.3
10 year Average Annual Total Return	14.0	15.5	17.5

Pennsylvania Mutual Fund (Consultant Class)
1 Year Total Return	17.5%	-3.0%	-9.1%
Average Annual Total Return since 6-18-97	10.7	7.4	13.1
(commencement of sale of Consultant Class
shares)

Royce Select Fund
1 Year Total Return	15.0%	-3.0%	-9.1%
Average Annual Total Return since 11-18-98	27.7	11.8	8.3
(commencement of operations)

	Period Ended
Fund	December 31, 2000	Russell 2000	S&P 500

Royce Trust & GiftShares Fund (Investment Class)
1 Year Total Return	11.7%	-3.0%	-9.1%
Average Annual Total Return since 12-27-95	24.5	10.4	18.3
(commencement of operations)

Royce Trust & GiftShares Fund (Consultant Class)
1 Year Total Return	10.6%	-3.0%	-9.1%
Average Annual Total Return since 9-26-97	21.1	3.5	12.3
(commencement of sale of Consultant Class
shares)

Royce Total Return Fund
1 Year Total Return	19.4%	-3.0%	-9.1%
5 Year Average Annual Total Return	14.5	10.3	18.3
Average Annual Total Return since 12-15-93	14.7	11.3	18.3
(commencement of operations)

Royce Low-Priced Stock Fund
1 Year Total Return	24.0%	-3.0%	-9.1%
5 Year Average Annual Total Return	19.3	10.3	18.3
Average Annual Total Return since 12-15-93 (commencement of operations	17.2	11.3	18.3

Royce Opportunity Fund (Investment Class)
1 Year Total Return	19.9%	-3.0%	-9.1%
Average Annual Total Return since 11-19-96	20.0	9.8	16.7
(commencement of operations)

Royce Opportunity Fund (Institutional Service Class)
Cumulative Total Return since 5-22-00	6.0%	3.4%	-5.1%
(commencement of operations)

Royce Special Equity Fund
1 Year Total Return	16.3%	-3.0%	-9.1%
Average Annual Total Return since 5-1-98	-.8	1.2	8.1
(commencement of operations)

          During the applicable period ended December 31, 2000, a hypothetical $10,000 investment in certain of the Funds would have grown as indicated below, assuming all distributions were reinvested:

Value of
Fund/Period Commencement Date	Hypothetical Investment at December 31, 2000
Royce Premier Fund (12-31-91)	$ 32,700
Royce Micro-Cap Fund (12-31-91)	36,450*
Pennsylvania Mutual Fund (12-31-80)	132,352*
Royce Select Fund (11-18-98)	16,792
Royce Trust & GiftShares Fund (12-27-95)	30,002
Royce Total Return Fund (12-15-93)	26,293
Royce Low-Priced Stock Fund (12-15-93)	30,545
Royce Opportunity Fund (11-19-96)	21,151*
Royce Special Equity Fund (5-1-98)	9,792

*Represents Investment Class results.

          The Funds' performances may be compared in advertisements to the performance of other mutual funds in general or to the performance of particular types of mutual funds, especially those with similar investment objectives. Such comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. ("Lipper"), an independent service that monitors the performance of registered investment companies. The Funds' rankings by Lipper for the one year period ended December 31, 2000, were:
Fund	Lipper Ranking

Royce Premier Fund	171 out of 313 small-cap value funds
Royce Micro-Cap Fund	30 out of 199 small-cap core funds
Pennsylvania Mutual Fund	156 out of 313 small-cap value funds
Royce Trust & GiftShares Fund	44 out of 199 small-cap core funds
Royce Total Return Fund	139 out of 313 small-cap value funds
Royce Low-Priced Stock Fund	74 out of 313 small-cap value funds
Royce Opportunity Fund	132 out of 313 small-cap value funds
Royce Select Fund	210 out of 313 small-cap value funds
Royce Special Equity Fund	180 out of 313 small-cap value funds

Money market funds and municipal funds are not included in the Lipper survey. The Lipper performance analysis ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees payable by shareholders into consideration and is prepared without regard to tax consequences.

          The Lipper General Equity Funds Average can be used to show how the Funds' performances compare to a broad-based set of equity funds. The Lipper General Equity Funds Average is an average of the total returns of all equity funds (excluding international funds and funds that specialize in particular industries or types of investments) tracked by Lipper. As of December 31, 2000, the average included 1,597 large-cap funds, 1,577 multi-cap funds, 627 mid-cap funds, 844 small-cap funds, 158 S&P 500 funds, 225 equity income funds and 27 specialty equity funds.

          Ibbotson Associates (Ibbotson) provides historical returns of the capital markets in the United States. The Funds' performance may be compared to the long-term performance of the U.S. capital markets in order to demonstrate general long-term risk versus reward investment scenarios. Performance comparisons could also include the value of a hypothetical investment in common stocks, long-term bonds or U.S. Treasury securities. Ibbotson calculates total returns in the same manner as the Funds.

          The capital markets tracked by Ibbotson are common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, U.S. Treasury bills and the U.S. rate of inflation. These capital markets are based on the returns of several different indices. For common stocks, the S&P 500 is used. For small capitalization stocks, return is based on the return achieved by Dimensional Fund Advisors (DFA) U.S. 9-10 Small Company Fund. This fund is a market-value-weighted index of the ninth and tenth deciles of the New York Stock Exchange (NYSE), plus stocks listed on the American Stock Exchange (AMEX) and over-the-counter (OTC) with the same or less capitalization as the upper boundary of the NYSE ninth decile. As of December 31, 2000, DFA U.S. 9-10 Small Company Fund contained approximately 2,735 stocks, with a median market capitalization of about $150 million.

          The S&P 500 is an unmanaged index of common stocks frequently used as a general measure of stock market performance. The Index's performance figures reflect changes of market prices and quarterly reinvestment of all distributions.

          The S&P SmallCap 600 Index is an unmanaged market-weighted index consisting of approximately 600 domestic stocks chosen for market size, liquidity and industry group representation. As of December 31, 2000, the weighted mean market value of a company in this Index was approximately $890 million.

          The Russell 2000, prepared by the Frank Russell Company, tracks the return of the common stocks of approximately 2,000 of the smallest out of the 3,000 largest publicly traded U.S.-domiciled companies by market capitalization. The Russell 2000 tracks the return on these stocks based on price appreciation or depreciation and includes dividends.

          U.S. Treasury bonds are securities backed by the credit and taxing power of the U.S. government and, therefore, present virtually no risk of default. Although such government securities fluctuate in price, they are highly liquid and may be purchased and sold with relatively small transaction costs (direct purchase of U.S. Treasury securities can be made with no transaction costs). Returns on intermediate-term government bonds are based on a one-bond portfolio constructed each year, containing a bond that is the shortest non-callable bond available with a maturity of not less than five years. This bond is held for the calendar year and returns are recorded. Returns on long-term government bonds are based on a one-bond portfolio constructed each year, containing a bond that meets several criteria, including having a term of approximately 20 years. The bond is held for the calendar year and returns are recorded. Returns on U.S. Treasury bills are based on a one-bill portfolio constructed each month, containing the shortest term bill having not less than one month to maturity. The total return on the bill is the month-end price divided by the previous month-end price, minus one. Data up to 1976 is from the U.S. Government Bond file at the University of Chicago's Center for Research in Security Prices; The Wall Street Journal is the source thereafter. Inflation rates are based on the Consumer Price Index.

          Royce may, from time to time, compare the performance of common stocks, especially small capitalization stocks, to the performance of other forms of investment over periods of time. In addition, Royce may compare the performance of one or more of the Funds over various time periods and/or market cycles to the record of one or more indices or funds described above.

          From time to time, in reports and promotional literature, the Funds' performances also may be compared to other mutual funds in financial or business publications and periodicals, such as KIPLINGER's, INDIVIDUAL INVESTOR, MONEY, FORBES, BUSINESS WEEK, BARRON's, FINANCIAL TIMES, FORTUNE, MUTUAL FUNDS MAGAZINE and THE WALL STREET JOURNAL. In addition, financial or business publications and periodicals, as they relate to fund management, investment philosophy and investment techniques, may be quoted.

          Morningstar, Inc.'s proprietary risk ratings may be quoted in Fund sales and/or advertising materials. For the three years ended December 31, 2000, the average risk score for the 3,062 domestic equity funds rated by Morningstar with a three-year history was 1.07 and the average risk score for the 602 small company funds rated by Morningstar with a three-year history was 1.34. For the three years ended December 31, 2000, the risk scores for the Funds with a three-year history, and their ranks within Morningstar's equity funds category and its small company category were as follows:
	Morningstar	Rating within Morningstar Category of
Fund	Risk Score	Equity Funds	Small Company Funds

Premier	0.78	Within highest 16%	Within highest 6%

Micro-Cap	0.93	Within highest 43%	Within highest 15%
(Investment Class)

Pennsylvania	0.74	Within highest 11%	Within highest 3%
Mutual (In vestment
Class)

Trust & GiftShares	0.75	Within highest 12%	Within highest 3%
(Investment Class)

Total Return	0.60	Within highest 3%	Within highest 1%

	Morningstar	Rating within Morningstar Category of
Fund	Risk Score	Equity Funds	Small Company Funds

Low-Priced	0.81	Within highest 20%	Within highest 7%
Stock

Royce	0.93	Within highest 43%	Within highest 15%
Opportunity
Fund

          The Funds' performances may also be compared to those of other compilations or indices.

          Advertising for the Funds may contain examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares were purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of declining price levels.

          The Funds may be available for purchase through retirement plans or other programs offering deferral of or exemption from income taxes, which may produce superior after-tax returns over time. For example, a $2,000 annual investment earning a taxable return of 8% annually would have an after-tax value of $177,887 after thirty years, assuming tax was deducted from the return each year at a 28% rate. An equivalent tax-deferred investment would have a value of $244,692 after thirty years.

Risk Measurements

          Quantitative measures of "total risk," which quantify the total variability of a portfolio's returns around or below its average return, may be used in advertisements and in communications with current and prospective shareholders. These measures include standard deviation of total return and the Morningstar risk statistic. Such communications may also include market risk measures, such as beta, and risk-adjusted measures of performance such as the Sharpe Ratio, Treynor Ratio, Jensen's Alpha and Morningstar's star rating system.

          Standard Deviation. The risk associated with a fund or portfolio can be viewed as the volatility of its returns, measured by the standard deviation of those returns. For example, a fund's historical risk can be measured by computing the standard deviation of its monthly total returns over some prior period, such as three years. The larger the standard deviation of monthly returns, the more volatile - i.e., spread out around the fund's average monthly total return, the fund's monthly total returns have been over the prior period.

          Return Per Unit of Risk. This is a measure of a fund's risk adjusted return and is calculated by dividing a fund's average annual total return by its annualized standard deviation over a designated time period.

          Beta. Beta measures the sensitivity of a security's or portfolio's returns to the market's returns. It measures the relationship between a fund's excess return (over 3-month T-bills) and the excess return of the benchmark index (S&P 500 for domestic equity funds). The market's beta is by definition equal to 1. Portfolios with betas greater than 1 are more volatile than the market, and portfolios with betas less than 1 are less volatile than the market.

          Morningstar Risk. The Morningstar proprietary risk statistic evaluates a fund's downside volatility relative to that of other funds in its class based on the underperformances of the fund relative to the riskless T-bill return. It then compares this statistic to those of other funds in the same broad investment class.

          Sharpe Ratio. Also known as the Reward-to-Variability Ratio, this is the ratio of a fund's average return in excess of the risk-free rate of return ("average excess return") to the standard deviation of the fund's excess returns. It measures the returns earned in excess of those that would have been earned on a riskless investment per unit of total risk assumed.

          Treynor Ratio. Also known as the Reward-to-Volatility Ratio, this is the ratio of a fund's average excess return to the fund's beta. It measures the returns earned in excess of those that would have been earned on a riskless investment per unit of market risk assumed. Unlike the Sharpe Ratio, the Treynor Ratio uses market risk (beta), rather than total risk (standard deviation), as the measure of risk.

          Jensen's Alpha. This is the difference between a fund's actual returns and those that would have been earned on a benchmark portfolio with the same amount of risk - i.e., the same beta, as the portfolio. Jensen's Alpha measures the ability of active management to increase returns above those that are purely a reward for bearing market risk.

          Morningstar Star Ratings. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Ratings may change monthly. Funds with at least three years of performance history are assigned ratings from one star (lowest) to five stars (highest). Morningstar ratings are calculated from the funds' three-, five- and ten-year average annual returns (when available). Funds' returns are adjusted for fees and sales loads. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars and the bottom 10% receive one star.

          None of the quantitative risk measures taken alone can be used for a complete analysis and, when taken individually, can be misleading at times. However, when considered in some combination and with the total returns of a fund, they can provide the investor with additional information regarding the volatility of a fund's performance. Such risk measures will change over time and are not necessarily predictive of future performance or risk.